As filed with the Securities and Exchange Commission on April 30, 2010
1933 Act File No. __________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

[X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No.
[  ] Post-Effective Amendment No.

WHITE OAK CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

88 Kearny Street, 4th Floor
San Francisco, California 94108
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (888) 621-6805

Philip N. Duff
Chief Executive Officer
White Oak Capital Corporation
88 Kearny Street, 4th Floor
San Francisco, California 94108
(Name and Address of Agent for Service)

Copies of information to:

Paul K. Risko, Esq.	Larry P. Medvinsky, Esq.
John A. MacKinnon, Esq.	Clifford Chance US LLP
Sidley Austin llp	31 West 52nd Street
787 Seventh Avenue	New York, New York 10019
New York, New York 10019	(212) 878-8000
(212) 839-5300	(212) 878-8375 – Facsimile
(212) 839-5599 – Facsimile

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  [ ]
It is proposed that this filing will become effective (check appropriate box):
[ ]	when declared effective pursuant to section 8(c).
If appropriate, check the following box:
[ ]	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
[ ]
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.
.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.01 par value per share	$200,000,000	$14,260
(1)  Includes the underwriters’ overallotment option to purchase additional shares.
(2)  Estimated pursuant to Rule 457(o) of the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion,                                                      , 2010.

PRELIMINARY PROSPECTUS

_____________ Shares

WHITE OAK CAPITAL CORPORATION

Common Stock

White Oak Capital Corporation is a newly-organized specialty finance company, incorporated in Maryland, that will file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, and will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  We will originate and manage a portfolio of senior secured loans, with terms generally of one to five years, made primarily to private U.S. middle-market businesses, including debtor-in-possession financings, restructurings and other special situations.  We seek to provide stable returns and protect against loss of principal by investing in loans that are secured by collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or a borrower’s cash flows.  We may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities from time to time.

We will be externally managed and advised by White Oak Global Advisors, LLC, a San Francisco-based registered investment advisor that was formed in March 2007 and manages investment funds with approximately $253 million of assets under management as of December 31, 2009.  Additionally, White Oak Global Advisors, LLC will provide the administrative services necessary for us to operate.  White Oak Global Advisors, LLC and the members of its investment committee have no prior experience managing a business development company.

In connection with this offering, we will acquire White Oak Strategic Master Fund, L.P., a Cayman Islands exempted limited partnership that is managed by White Oak Global Advisors, LLC.

This is an initial public offering of shares of our common stock.  All of the shares of our common stock sold in this offering are being sold by us.  We intend to apply to have our common stock listed on the New York Stock Exchange under the symbol “WOAK.”

See “Risk Factors” beginning on page 21 to read about important factors you should consider before buying shares of our common stock.

We currently expect the initial public offering price of our common stock will be between $ per share and $ per share.  Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.  If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.  Because we are newly-organized, our shares have no history of public trading.  Assuming an initial public offering price of $           per share (the midpoint of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution in net asset value of approximately $           per share.  See “Dilution.”

Concurrent with the completion of this offering, all of our executive officers and directors and certain other employees or affiliates of White Oak Global Advisors, LLC will purchase an aggregate of              shares of our common stock in a private placement at the initial public offering price per share.  In addition, in connection with our acquisition of White Oak Strategic Master Fund, L.P., certain affiliates of White Oak Global Advisors, LLC will acquire an aggregate of      shares of our common stock, based on the net asset value of the Predecessor Fund shortly prior to completion of this offering, issued in a private placement at the initial public offering price per share.  Upon completion of this offering, our executive officers and directors and certain other employees and affiliates of White Oak Global Advisors, LLC will hold approximately     % of our outstanding common stock (assuming and the underwriters do not exercise their overallotment option to purchase additional shares).

This prospectus concisely provides important information you should know before investing in our common stock.  Please read it before you invest and keep it for future reference.  Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission.  We maintain a website at

http://www.                                          and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website.  You may also obtain such information by contacting us at White Oak Capital Corporation, 88 Kearny Street, 4th Floor, San Francisco, California 94108, or by calling us at (888) 621-6805.  The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge upon request.  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed on the accuracy of this prospectus.  Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discount and commissions)(1)	$	$
Proceeds to us, before expenses(1)	$	$

(1)	We estimate that we will incur expenses of approximately $ ($ per share) in connection with this offering. All of these expenses and the sales load will indirectly be borne by investors in this offering and will consequently reduce their net asset value per share. Net proceeds, after expenses and sales load, will be approximately $ ($ per share) (assuming the underwriters do not exercise their overallotment option to purchase additional shares).

In addition, the underwriters may purchase up to an additional              shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus.  If the underwriters exercise this option in full, the total sales load will be $                 , and total proceeds, before expenses, will be $                  .

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about , 2010.

Joint Book-Running Managers

J.P. Morgan	UBS Investment Bank	Jefferies & Company

Co-Manager

Stifel Nicolaus

The date of this prospectus is                                                                 , 2010.

TABLE OF CONTENTS

Prospectus Summary	1	Administration Agreement	104
The Offering	13	Certain Relationships	105
Fees and Expenses	17	Control Persons and Principal Stockholders	107
Selected Financial and Other Data	20	Determination of Net Asset Value	108
Risk Factors	21	Dividend Reinvestment Plan	113
Forward-Looking Statements	43	Material U.S. Federal Income Tax Considerations	115
Acquisition of the Predecessor Fund	45	Description of Our Capital Stock	122
Use of Proceeds	47	Regulation	128
Distributions	48	Shares Eligible For Future Sale	135
Capitalization	49	Custodian, Transfer and Dividend Paying Agent and Registrar	136
Dilution	50	Brokerage Allocation and Other Practices	136
Management’s Discussion and Analysis of Financial Condition and Results of Operations	51	Underwriting	137
Business	72	Legal Matters	142
Predecessor Fund Portfolio Companies	87	Experts	142
Management	90	Available Information	142
Investment Advisory and Management Agreement	97	Index to Financial Statements	F-1

You should rely only on the information contained in this prospectus or information to which we have referred you.  We have not, and the underwriters have not, authorized anyone to provide you with additional information or information different from that contained in this prospectus.  We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted.  The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus.  It is not complete and may not contain all of the information that you may want to consider.  You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus.  Except where the context suggests otherwise, the terms “we,” “us,” “our,” and the “Company” refer to White Oak Capital Corporation and its subsidiaries; “Investment Advisor” refers to White Oak Global Advisors, LLC, our investment advisor and administrator; “Predecessor Fund” refers to White Oak Strategic Master Fund, L.P., a Cayman Islands exempted limited partnership; and “Predecessor Fund Investors” refers to the limited partners and general partner of the Predecessor Fund.  The funds managed by our Investment Advisor, other than the Predecessor Fund and the Company, are referred to collectively as the “White Oak Funds.”  Unless indicated otherwise, the information included in this prospectus is presented as of December 31, 2009 and assumes (i) the common stock to be sold in this offering is sold at $                   per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus); (ii) that concurrent with the completion of this offering, all of our executive officers and directors and certain other employees or affiliates of our Investment Advisor will purchase an aggregate of                 shares of our common stock issued in a private placement at the initial public offering price per share; (iii) the Predecessor Fund Investors will receive an aggregate of                shares of our common stock and an aggregate payment of $                     in cash in connection with our acquisition of the Predecessor Fund and (iv) no exercise by the underwriters of their option to purchase up to an additional                  shares of our common stock solely to cover overallotments.

Our Company

We are a newly-organized specialty finance company that will originate and manage a portfolio of senior secured loans primarily made to private U.S. middle-market businesses, a market segment which we believe is underserved by the lending community.  We define middle-market businesses as those businesses with enterprise values of between $50 million and $750 million.  We may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities.

Our investment strategy, which was developed by our Investment Advisor and implemented in the Predecessor Fund, is primarily to originate senior secured loans to companies with enterprise values of between $50 million and $500 million.  We define enterprise value as market capitalization plus debt, minority interest and preferred shares, minus cash and cash equivalents.  We seek to provide stable returns and protect against loss of principal by investing in loans that are secured by collateral, including, depending on the transaction,  property, plant and equipment, intellectual property and/or a borrower’s cash flows.  We believe our focus on investments that provide returns through contractual interest payments, as opposed to capital gains, should allow us to provide consistent dividend distributions and attractive risk adjusted total returns to our stockholders.  We are externally managed by our Investment Advisor, whose investment committee is comprised of four principals, whom we refer to as the “Principals,” and a senior managing director of our Investment Advisor.

In connection with this offering, we plan to acquire the Predecessor Fund.  As of December 31, 2009, the Predecessor Fund had partners’ capital of approximately $192.3 million, which includes approximately $183.1 million of investments at fair value, comprised of approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value and approximately $17.4 million in insurance side-car loans and senior secured rights on revenue loans.  We define insurance side-car loans as loans that allow investors to participate in a group of insurance policies written by an insurer or reinsurer, and we define senior secured rights on revenue loans as royalty securitizations on the future cash flows from pharmaceutical, water rights, intellectual property, media and franchise transactions, where all such cash flows are used to pay principal and interest until the loan is fully amortized.  The weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio as of December 31, 2009 was approximately 17.5%.

Consistent with our Investment Advisor’s strategy, we will seek to achieve our investment objective by investing in senior secured loans, with terms generally of one to five years, made primarily to private U.S. middle-market businesses, including debtor-in-possession, or “DIP,” financings, restructurings and other special situations.  We typically expect these loans to be between $5 million and $40 million, although for loan sizes at the top end of this range we may seek to sell or participate portions of the loan in order to manage our portfolio concentrations.  The Predecessor Fund is the sole lender for $118.8 million, or 71.7%, of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value in its portfolio as of December 31, 2009.  In the future, we will generally seek either to be the sole lender or to co-invest with other White Oak Funds, subject to receipt of a favorable exemptive order issued by the Securities and Exchange Commission, or “SEC,” as described herein.  To a much lesser extent, we may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities, consistent with our election to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act,” and our election to be treated as a regulated investment company, or a “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”

We intend to continue the strategy of the Predecessor Fund and originate new loans through our Investment Advisor’s relationships with middle-market businesses, restructuring firms, financial institutions, financial and legal advisors and financial sponsors.  As of March 31, 2010, our Investment Advisor had a pipeline, in connection with all of its advisory activities, of 42 opportunities, all of which it believes match our investment objective, that aggregated to approximately $550 million of potential transactions.  In addition, as of March 31, 2010, six term sheet proposals had been issued and were being negotiated and these potential investments aggregated to approximately $75 million.  The identified pipeline opportunities, as well as any future opportunities, are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements.  As a result, there is no guarantee if, when or on what terms any of these opportunities will be consummated.

Our Investment Advisor employs a comprehensive investment process that begins when it first learns of a new investment opportunity and continues through the underwriting, collateral monitoring and loan servicing of that investment.  This process incorporates rigorous internal credit analysis, strong oversight of third-party services, including independent valuation firms, and detailed policies and procedures.  We use independent third-parties in servicing and valuing our portfolio, which we believe provides additional transparency and accountability.

We will concentrate our investing activities within industries that we believe have verifiable collateral and/or produce consistent cash flows.  These loans are typically secured by a first priority lien on the assets of the portfolio companies and typically bear interest at fixed rates.  Our Investment Advisor typically targets investments with what we believe are conservative loan-to-value ratios, or “LTVs,” of 50% or less at the time of origination, the collateral valuations for which are verified by both our Investment Advisor and a third-party valuation firm.  When our Investment Advisor deems appropriate, our Investment Advisor may obtain further support from additional third-party collateral appraisers.  As of December 31, 2009, the asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) in the Predecessor Fund had a weighted average LTV of 50.2%.  In addition, our Investment Advisor will structure what it believes to be comprehensive covenants for our investments that are intended to allow us to act quickly in the event of credit deterioration.  We believe our investment strategy is a low-risk and low-volatility investment strategy and is intended to provide our stockholders with stable returns that are uncorrelated with the capital markets.

We are a closed-end, non-diversified management investment company, incorporated in Maryland on June 22, 2009.  We intend to file an election to be treated as a BDC under the 1940 Act.  See “Regulation.”  We also intend to elect to be treated as a RIC under Subchapter M of the Code for our initial taxable year ending December 31, 2010.  So long as we maintain our status as a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends.  See “Material U.S. Federal Income Tax Considerations.”

Market Opportunity

In our view, middle-market businesses have consistently offered attractive investment opportunities.  This is largely due to the limited availability of debt capital to middle-market businesses because lenders typically prefer to invest in more liquid securities of larger companies.  The economic crisis and capital markets disruption that began in mid-2007 has further reduced the availability of capital and liquidity for middle-market businesses.  We believe that the few multi-national banks that are currently lending to middle-market businesses are focused on serving middle-market businesses with enterprise values greater than $500 million and borrowing needs greater than those middle-market businesses that we generally target.

We believe the environment for investing pursuant to our investment strategy is attractive for the following reasons:

•
Many traditional lenders to middle-market businesses, including regional banks, specialty lenders, and hedge funds, continue to be negatively impacted by the economic crisis and capital markets disruption, which we believe has resulted in a reduced availability of credit and limited liquidity with which to originate new loans.

•
Many traditional lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to larger companies and managing capital markets transactions.

•
Many private finance companies that, until recently, financed their lending and investing activities through securitization transactions have lost that source of funding and have reduced lending significantly.

•
Many middle-market businesses prefer to execute transactions with private capital providers, rather than execute high-yield bond transactions in the public markets, which may necessitate SEC compliance and reporting obligations.

•
An increasing number of middle-market companies will be restructuring in bankruptcy, and we believe that there is a shortage of debt capital available to support these companies through their restructurings.  Furthermore, we believe that there are a limited number of DIP financiers who have relevant restructuring and workout experience.

•
There is a large pool of uninvested private equity capital for U.S. middle-market businesses.  We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

•
The economic crisis and capital markets disruption that began in mid-2007 has reduced competition, increased interest spreads and fees available to lenders and promoted more conservative capital structures and deal terms, which we believe are characteristics that have not normalized in the smaller end of the middle-market segment.

•	In the experience of our investment adviser, middle-market loans illustrate better recovery rates in the event of a default and are easier to workout than broadly syndicated loans.

Portfolio Acquisition

In connection with this offering, we will acquire the Predecessor Fund by acquiring all of the outstanding limited and general partnership interests in the Predecessor Fund, which we refer to collectively as the “Interests.”  The aggregate purchase price for the Interests is an amount equal to        % of the NAV of the Predecessor Fund’s portfolio, determined within 48 hours of the pricing of our offering, after deducting fees and expenses payable by the Predecessor Fund.  The purchase price will be paid upon the closing of our initial public offering, or “IPO,” through a combination of cash and shares of our common stock valued on a per share basis at the initial public offering price of our shares of common stock in this offering.  The Predecessor Fund’s limited partners have made elections as to whether to receive cash, shares of our common stock or a combination thereof as consideration for the acquisition of their Interests.  White Oak Partners, LLC, the general partner of the Predecessor Fund, will receive only shares of our common stock as consideration for the acquisition of its Interest.  For a more detailed explanation of the acquisition, see “Acquisition of the Predecessor Fund.”

The NAV of the Predecessor Fund’s portfolio as of December 31, 2009 was $192.3 million.  Solely for the purposes of estimating the amounts of cash and shares of our common stock that the limited partners and the general partner of the Predecessor Fund will receive as consideration for the acquisition of the Interests, we determined the NAV of the Predecessor Fund’s portfolio as of             , 2010 to be $          million.  The actual purchase price payable pursuant to the notes will be based on our determination of the Predecessor Fund’s portfolio as of a date within 48 hours of the pricing of this offering.  These determinations of NAV will be made consistent, in all material respects, with quarter-end determinations of NAV, as more fully described elsewhere in this prospectus.  See “Determination of Net Asset Value.”

Based on our estimate of NAV of $          million as of             , 2010 and the elections made by the limited partners of the Predecessor Fund and assuming an initial public offering price of $      per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), the limited partners of the Predecessor Fund will receive $       million in cash (or    % of the aggregate consideration) and the limited partners and the general partner of the Predecessor Fund will receive an aggregate of       shares of our common stock having a value of $        million (or     % of the aggregate consideration), including        shares of our common stock having a value of $        million to be received by the general partner.

Shares issued to the limited partners and the general partner will be unregistered and subject to a registration rights agreement between us and those parties.  We, and indirectly our stockholders, including investors in this offering, will pay the expenses of registering the shares of our common stock issued to the limited partners and the general partner.  See “Shares Eligible for Future Sale.”

Since inception through December 31, 2009, the Predecessor Fund has made debt investments to 36 portfolio companies, of which 20 have been repaid in full or sold at or above par value and one asset-backed loan was sold below par value.  As of December 31, 2009, the Predecessor Fund had debt investments in 14 portfolio companies with an aggregate fair value of $183.1 million and no unfunded lending commitments.  For the years ended December 31, 2009 and 2008, the Predecessor Fund generated net total returns of 10.9% and 12.9%, respectively, and, since inception in October 2007, has used leverage to fund only one investment.   We define net total returns for the limited partners as a class as the annual gross realized and unrealized return on the Predecessor Fund's assets less all expenses (including the management and incentive fees payable by the Predecessor Fund), taking into account capital contributions and withdrawals and computed on a monthly compounding basis.   Net total return is a periodic measure of the Predecessor Fund’s overall change in value and assumes the reinvestment of capital gains distributions, if any.  It also assumes that an initial investment is made at the net asset value calculated on the last business day before the first day of each month and a redemption at the price calculated on the last business day of each month.  Under this methodology, we determine the monthly net income applicable to the limited partners in the Predecessor Fund, less incentive fees due to the general partner of the Predecessor Fund.  We divide that amount by the limited partners’ capital in the Predecessor Fund using the beginning of the month value.  We geometrically link these monthly net total returns to arrive at the total compounded returns for the periods presented in this prospectus.

Further, as of December 31, 2009, the outstanding debt investments in the Predecessor Fund had a weighted average effective yield of approximately 17.5%, of which 4.5% was payable in cash interest and 13.0%  was payment-in-kind, or “PIK,” interest.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors—Risks Relating to our Business—We may have difficulty paying our required distributions in cash if we recognize income before or without receiving cash representing such income.”  Additionally, as of December 31, 2009, the weighted average contractual remaining term of the asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) in the Predecessor Fund’s portfolio was 1.8 years.  The actual remaining term of these loans could be less if any of the Predecessor Fund’s borrowers make prepayments prior to a maturity date.  See “Predecessor Fund Portfolio Companies.”

Approximately 86.2% of the Predecessor Fund’s current investments by fair value as of December 31, 2009 were underwritten in 2008 and 2009, during what we believe was the peak of the economic crisis and capital markets disruption that began in mid-2007.  In our view, these investments were made in an economic environment which permitted our Investment Advisor to negotiate favorable terms and comprehensive covenants with companies maintaining conservative capital structures.  As of December 31, 2009, the Predecessor Fund had two investments on non-accrual status, representing approximately 21.4% of the Predecessor Fund’s portfolio at fair value.  The Predecessor Fund has taken $3.4 million write-downs on these assets as of December 31, 2009.

All of the loans in the Predecessor Fund’s portfolio are secured by collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or the borrower’s cash flows.  As of December 31, 2009, the average LTV of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value was 50.2%.  Additionally, the approximately $17.4 million in insurance side-car loans and senior secured rights on revenue loans at fair value are secured by a first priority right to each borrower’s revenue.  The Predecessor Fund’s portfolio is diversified across industry sectors and geography, with no one industry sector constituting more than 26.6% of the Predecessor Fund’s portfolio and no one geographic region constituting more than 25.0% of the Predecessor Fund’s portfolio.  See charts below for additional detail:

We believe that        % of the debt investments in the Predecessor Fund’s portfolio are BDC qualifying assets that satisfy our investment objective.  After acquiring the Predecessor Fund, our Investment Advisor will be responsible for monitoring and servicing these investments.  The following table details key information about the investments in the Predecessor Fund as of December 31, 2009.

Name of Investment	Type of Investment	Date of Investment/ Maturity Date	Principal Balance(1)/ Fair Value(2)	Percentage of Partners’ Capital	Annual Yield(3)	LTV
INCA Refining, LLC	Asset-backed Loan	March 5, 2008 March 31, 2009(4)	$50,189,633 $50,189,633	26.1%	0.00% Cash Pay 25.00% PIK 25.00% Effective	61.5%
The Selling Source, LLC	Asset-backed Loan	February 7, 2008 December 21, 2012	$22,013,732 $22,013,732	11.5%	L+8.00% Cash Pay 1.50% PIK 13.50% Effective(6)	14.5%
MMFX Steel of Canada Inc., ST Welland Real Estate Inc. and ST Equipment Inc. (each a subsidiary of MMFX Technologies Corporation)(5)	Asset-backed Loan	July 2, 2008 June 1, 2013	$25,000,000 $25,000,000	13.0%	15.00% Cash Pay 9.75% PIK 24.75% Effective	74.3%
Imperial Life Financing II, LLC (an affiliate of Imperial Premium Finance, LLC)	Asset-backed Loan	July 23, 2009 September 30, 2011	$17,271,143 $17,271,143	9.0%	0.00% Cash Pay 20.50% PIK 20.50% Effective	11.7%
Spectrum Global Fund Administration, LLC	Asset-backed Loan	December 7, 2007 June 18, 2010	$18,119,621 $14,230,052	7.4%	0.00% Cash Pay 19.99% PIK 19.99% Effective	91.4%
Monosol RX, LLC	Asset-backed Loan	April 1, 2008 April 1, 2011	$16,619,396 $16,619,396	8.6%	10.00% Cash Pay 9.90% PIK 19.90% Effective	20.6%
Nexidia, Inc.	Asset-backed Loan	May 1, 2008 January 31, 2011	$9,321,820 $9,321,820	4.8%	8.00% Cash Pay 10.44% PIK 18.44% Effective	35.5%
Cotton Commercial USA, Inc., Complete Tower Sources, Inc., Mitchell Site ACQ, Inc. and LFC, Inc.	Asset-backed Loan	February 25, 2009 May 27, 2011	$4,500,000 $4,500,000	2.3%	16.00% Cash Pay 4.00% PIK 20.00% Effective	N/A
Northstar Systems International, Inc.	Asset-backed Loan	August 31, 2007 August 31, 2011	$6,618,883 $6,618,883	3.4%	5.54% Cash Pay 14.18% PIK 19.72% Effective	57.7%
Merna Reinsurance Ltd. Series C	Insurance Side-Car Loan	July 3, 2007 July 7, 2010	$5,000,000 $4,986,250	2.6%	L+2.75% Cash Pay 0.00% PIK 3.00% Effective	N/A
Newton Reinsurance Ltd.	Insurance Side-Car Loan	December 17, 2007 December 24, 2010	$1,000,000 $997,787	0.5%	L+4.65% Cash Pay 0.00% PIK 4.90% Effective	N/A

Name of Investment	Type of Investment	Date of Investment/ Maturity Date	Principal Balance(1)/ Fair Value(2)	Percentage of Partners’ Capital	Annual Yield(3)	LTV

Merna Reinsurance Ltd. Series B	Insurance Side-Car Loan	June 8, 2009 July 7, 2010	$300,000 $297,833	0.2%	L+1.75% Cash Pay 0.00% PIK 2.24% Effective	N/A
TCD Royalty Pharma SUB, LLC	Senior Secured Rights on Revenue Loan	April 15, 2008 April 15, 2024 (2.5 year average life)	$5,000,000 $4,770,000	2.5%	16.00% Cash Pay 0.00% PIK 16.00% Effective	N/A
Fosamprenavir Royalty, LP	Senior Secured Rights on Revenue Loan	May 30, 2008 June 15, 2018 (1.5 year average life)	$4,222,802 $3,704,079	1.9%	15.50% Cash Pay 0.00% PIK 15.50% Effective	N/A
Domino’s Pizza Master Issuer, LLC	Senior Secured Rights on Revenue Loan	May 15, 2008 April 27, 2037 (2.4 year average life)	$3,000,000 $2,600,000	1.4%	7.63% Cash Pay 0.00% PIK 7.63% Effective	N/A
Total Investments			$188,177,030 $183,120,608

_____________________________
(1)     Reflects the original cost of the investment plus accumulated PIK interest as of December 31, 2009.
(2)     The Predecessor Fund received valuation assistance from at least one independent third-party valuation firm on all of the asset-backed loans included in its portfolio at December 31, 2009.  The fair value of the Predecessor Fund’s insurance side-car loans and senior secured rights on revenue loans is based on the current market values of such loans as of December 31, 2009.
(3)     Reflects the total annual yield of each loan through maturity.
(4)     During January 2010, the maturity date was extended to June 30, 2011.
(5)     The loan to the MMFX Borrowers was funded in two draws, a preliminary draw of $12.5 million on July 2, 2008 and a delayed draw of $12.5 million on October 23, 2008.  On January 5, 2010, the MMFX Borrowers filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. On January 6, 2010, the MMFX Borrowers were granted protection under the Companies’ Creditors Arrangement Act in Canada.  See “Business—Recent Developments.”
(6)     Reflects the floating cash-pay interest of L+8.00% with a Libor floor of 4.00% plus an incremental 1.50% PIK interest.   LIBOR as of December 31, 2009 was 0.25%.

Recent Developments

During the three months ended March 31, 2010, the Predecessor Fund invested an additional $0.7 million in its existing loan to Northstar Systems International, sold its insurance side-car loan to Newton Reinsurance Ltd. resulting in $1.0 million return of principal, and was repaid $4.5 million, the full amount of the loan to Cotton Commercial USA Inc. As of March 31, 2010, the weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio was approximately 17.6%, of which 4.1% was payable in cash interest and 13.5% was PIK interest, and the weighted average contractual remaining term of these investments was 1.6 years.  Additionally, the maturity date of the asset-backed loan that the Predecessor Fund provided to INCA Refining, LLC was extended until June 30, 2011.  As of March 31, 2010, the Predecessor Fund had no unfunded lending commitments.

The Predecessor Fund suspended subscriptions and redemptions as of December 31, 2009 and as a result, there have been no capital contributions or withdrawals since December 31, 2009.  The general partner of the Predecessor Fund and Weston Capital Partners Master Fund II, Ltd., a Cayman Islands exempted company that is a limited partner in the Predecessor Fund, which we refer to as the “Seed Investor,” were paid incentive allocations of $4.7 million during the period from January 1, 2010 through March 31, 2010.

Effective July 2, 2008, the Predecessor Fund made a $12.5 million loan to ST Welland Real Estate, Inc., ST Equipment, Inc. and MMFX Steel of Canada, Inc. (each a subsidiary of MMFX Technologies Corporation), which we refer to collectively as the “MMFX Borrowers,” through a credit facility to the MMFX Borrowers, the MMFX Guarantors (as hereinafter defined) and Welland Security Holding Corporation, as collateral agent.  The maturity date of the credit facility is June 1, 2013.  The loan is secured by a first-priority lien on and security interest in:  (a) all of the MMFX Borrowers’ real property, fixtures and equipment (which includes a steel mini-mill located in Welland, Ontario, Canada); and (b) 100% of the equity interests in MMFX Canadian Holdings, Inc. In addition, the loan is guaranteed by MMFX Technologies Corporation, MMFX Steel Corporation of America, MMFX International Holdings Inc., MMFX Canadian Holdings, Inc. and Fasteel Corporation, which we refer to collectively as the “MMFX Guarantors.”  The Predecessor Fund subsequently purchased, on October 23, 2008, an additional $12.5 million participation in a delayed draw term loan to the MMFX Borrowers under the $55.0 million credit facility described above.

During September 2009, the Predecessor Fund discontinued the accrual of all of the cash interest on its loan to the MMFX Borrowers.  Cash interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The cash interest that was not recognized was approximately $1.4 million through December 31, 2009.  On January 5, 2010, the MMFX Borrowers filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code.  On January 6, 2010, the MMFX Borrowers were granted protection under the Companies’ Creditors Arrangement Act in Canada.  As of March 31, 2010, the principal amount of the Predecessor Fund’s loan to the MMFX Borrowers was $25.0 million.  During April 2010, the Predecessor Fund invested an additional $1.7 million in a loan to MMFX Borrowers and enhanced its collateral support for the loan.  Based on three separate third-party valuation reports, our Investment Advisor believes that the Predecessor Fund’s loans to the MMFX Borrowers are adequately secured and that the loans will be repaid in full.  Any recovery of the Predecessor Fund’s loans to the MMFX Borrowers, however, is subject to the outcomes of the foregoing bankruptcy proceedings and the sale of the steel mini-mill, which is expected to be completed by August 2010.  However, there is no guarantee that a sale of the steel mini-mill will take place at all or if it does, on what terms or in what time frame and whether the proceeds thereof would be sufficient to repay our loans.

Our Investment Advisor

We are externally managed and advised by our Investment Advisor, a San Francisco-based investment advisor that was formed in March 2007.  Our Investment Advisor is an investment advisor that is registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” and manages investment funds with approximately $253 million of assets under management as of December 31, 2009.  Our Investment Advisor, which has 18 employees, is responsible for administering our business activities and day-to-day operations.  We currently have no employees and each of our executive officers is also an employee of our Investment Advisor.

Our Investment Advisor is led by its four Principals:  (i) Philip N. Duff, the Chairman of our Board of Directors and our Chief Executive Officer; (ii) Andre A. Hakkak, our President; (iii) Barbara J. S. McKee, our Treasurer and Secretary and (iv) Ken Masters.  Mr. Duff, Mr. Hakkak and Ms. McKee will also serve on our board of directors.  The Principals of our Investment Advisor have substantial experience in investing in private and public loans, notes, high-yield bonds and other debt securities across a variety of industries and structures.  Additionally, certain of the Principals have extensive expertise in corporate workouts, restructurings and bankruptcies.  The Principals, along with Patrick H. Dowling, a senior managing director of our Investment Advisor, collectively comprise our Investment Advisor’s investment committee.  The investment committee members are responsible for various management duties, subject to the supervision of our board of directors, including establishing asset allocation of our Investment Advisor, credit selection of our portfolio, asset and liability management, risk management and monitoring investments through maturity.

Our investment activities will be managed by our Investment Advisor and supervised by our board of directors, a majority of whom are non-interested directors and will be independent of our Investment Advisor and its affiliates.  We will enter into an investment advisory and management agreement with our Investment Advisor, which we refer to as the “Investment Advisory and Management Agreement,” under which we will pay our Investment Advisor a quarterly base management fee based on our “total assets,” as defined under the 1940 Act (including assets purchased with borrowed funds, if any), and an incentive fee based on our performance.  The term of the Investment Advisory and Management Agreement will be for one year, with one-year renewals, subject to approval by our board of directors, a majority of whom are non-interested directors.  See “Management.”  See “Investment Advisory and Management Agreement.”  Under a separate administration agreement, which we refer to as the “Administration Agreement,” our Investment Advisor will also serve as our administrator.  We will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations under the Administration Agreement and for providing personnel and facilities to us.  See “Administration Agreement.”

We have structured our relationship with our Investment Advisor to align our interests closely with those of our Investment Advisor and the Principals.  In addition to the incentive fees that may be earned by our Investment Advisor, the Principals, through their collective ownership of the general partner of the Predecessor Fund, will beneficially own an aggregate of          million shares of our common stock, as payment for the general partner’s Interest in the Predecessor Fund.  Further, all of our executive officers and directors and certain other employees or affiliates of our Investment Advisor will purchase an aggregate of          million shares of our common stock in a concurrent private placement at the initial public offering price per share, which we refer to as the “Management Private Placement.”  Upon completion of this offering, our executive officers and directors and certain other employees and affiliates of our Investment Advisor will hold approximately % of our outstanding common stock (assuming the underwriters do not exercise their overallotment option to purchase additional shares).

 We believe that the ownership of our common stock by these individuals, as well as the incentive fees that may be earned by our Investment Advisor, will align our interests with those of the Principals and our Investment Advisor and create an incentive to maximize returns for our stockholders.

Key Business Strengths

We believe that our key business strengths include:

Focus on senior secured lending to middle-market businesses.  We believe that our focus on senior secured lending to private U.S. middle-market businesses should enable us to generate attractive risk-adjusted returns for our stockholders.  Our investment focus is to seek a first-lien, senior-secured position in a company’s capital structure, in order to enhance our ability to protect our investment.  We typically focus on lending against collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or a borrower’s cash flows, and target LTVs at origination of 50.0% or less.

Strong direct origination capabilities.  We believe that our Investment Advisor is strongly positioned to originate attractive loans through its diverse relationships with middle-market businesses, restructuring firms, financial institutions, financial and legal advisors and financial sponsors.  We believe that a direct origination strategy creates investment opportunities for us, many of which other lenders are unaware, improves our economic returns, allows us to underwrite each credit to our specific standards and gives us control over critical terms, including covenants, that can protect us in adverse situations.  As of March 31, 2010, our Investment Advisor had a pipeline, in connection with all of its advisory activities, of 42 opportunities, all of which it believes match our investment objective, that aggregated to approximately $550 million of potential transactions.  In addition, as of March 31, 2010, six term sheet proposals had been issued and were being negotiated and these potential investments aggregated to approximately $75 million.  The identified pipeline opportunities, as well as any future opportunities, are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements.  As a result, there is no guarantee if, when or on what terms any of these opportunities will be consummated.

Strong credit underwriting.  Our Investment Advisor will perform fundamental credit analysis of each individual borrower, while also considering the implications of the overall macroeconomic environment.  This credit analysis will include a review by an internal credit team as well as third-party verification of collateral liquidation values.  Our Investment Advisor will emphasize capital preservation, low volatility of returns and minimization of downside risk in our investments.

Attractive existing portfolio of assets.  In connection with this offering, we will acquire the Predecessor Fund, which will require us to immediately use $    million (or    %) of the estimated net proceeds from this offering and the issuance of common stock in connection with the Management Private Placement.  We believe that this immediate use of the net proceeds will provide us with the potential for higher initial returns to our stockholders than would otherwise be available if we had not identified acquisition opportunities.  As of March 31, 2010, the weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio was approximately 17.6%.  All of the loans in the Predecessor Fund’s portfolio are secured by collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or the borrower’s cash flows.  As of December 31, 2009, the average LTV of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value was 50.2%.  Additionally, the approximately $17.4 million in insurance side-car loans and senior secured rights on revenue loans at fair value are secured by a first priority right to each borrower’s revenue.

Integrated investment process and risk mitigation.  Our Investment Advisor has designed an investment process that we believe is highly disciplined, integrates risk management throughout the process and provides for independent valuation and verification of each underwritten loan on a quarterly basis by third-party valuation firms.  Investment opportunities must receive unanimous approval by the investment committee of our Investment Advisor in order to be consummated.

Experienced management team.  The members of the investment committee of our Investment Advisor each have at least 18 years of experience in the fields of investing, including in public and private loan investing, corporate bankruptcies, restructurings and workouts, real estate and non-real estate related investing, finance, capital markets, transaction structuring and risk management.  This experience has enabled our Investment Advisor to develop what we believe to be a strong reputation and strong relationships in the markets it serves.  Mr. Duff, our

Chairman and Chief Executive Officer, has held senior leadership positions in numerous financial institutions and investment firms, including serving as Chief Financial Officer of Morgan Stanley, President of Van Kampen Investments and Chairman and Chief Executive Officer of FrontPoint Partners, LLC.

Our Financing Strategy

Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status.  Whether our cash flow from operations becomes sufficient to meet these dividend requirements will be dependent upon, among other things, how quickly we are able to deploy the proceeds from this offering, the interest rate characteristics of the new investments we make and how quickly the investments being acquired from the Predecessor Fund with PIK interest rate components are repaid.  In the interim, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.

We may use leverage from indebtedness or preferred stock to fund our investments and, in the event our cash balance is insufficient, to pay dividends required to maintain our RIC status.  Our use of leverage will depend upon multiple factors, including our Investment Advisor’s and our board of directors’ assessment of market conditions, the availability of attractive financing terms and the ability to deploy such leverage in a prudent manner consistent with our investment objective.  Our leverage may include issuing senior debt securities to banks and other lenders or the use of credit facilities.  We may also raise additional funds through public and private offerings of our securities and/or additional borrowings, which will be used to purchase additional assets.  The use of leverage to finance investments creates certain risks and conflicts of interest, and all of the costs of borrowing funds or issuing preferred stock would be borne by our stockholders.  See “Risk Factors—Risks Relating to our Business.”

Our ability to utilize leverage will be limited in certain significant respects.  There can be no assurance that we will be able to borrow money on terms acceptable to us or at all, or that we will be able to borrow the amounts anticipated.  If circumstances merit the utilization of leverage, it will be limited by the structural constraints applicable to a BDC, which require that we maintain an “asset coverage,” as defined under the 1940 Act, of at least 200% of our senior securities after such borrowing.  See “Regulation.”

Operating and Regulatory Structure

As a BDC, we will be required to comply with certain regulatory requirements including the general prohibition against acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets.  See “Regulation—Qualifying Assets.”  We may invest up to 30% of our portfolio in opportunistic investments that our Investment Advisor identifies in order to seek to enhance returns to stockholders.

As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.  To maintain our RIC status, we must distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  Additionally, to qualify as a RIC, we must derive at least 90% of our gross income for each taxable year from certain qualifying sources and also meet certain asset diversification requirements at the end of each calendar quarter.  See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interest

As a BDC, we would not generally be permitted to invest in any portfolio company in which any other White Oak Fund has an investment or make any co-investment with any such fund.  We have applied for an exemptive order from the SEC, however, that would permit us, subject to certain terms and conditions, to co-invest with one or more current or future White Oak Funds.  We and our Investment Advisor believe that it would be advantageous for us to co-invest with other White Oak Funds in order to afford us additional investment opportunities as well as the ability for us to achieve greater diversification in our investments.  There is no assurance that we will receive the exemptive relief requested, that if the SEC grants us exemptive relief it will be on the terms requested by us, or that the terms of such exemptive relief, even if granted, would be acceptable to us if the terms under which the SEC grants relief differ from those we proposed.

If the SEC grants us the exemptive relief requested, we anticipate that, subject to certain terms and conditions, we will co-invest with other White Oak Funds where our Investment Advisor determines that an investment opportunity is consistent with both our and each applicable White Oak Fund’s:  (i) investment objective; (ii) investment policies; (iii) asset diversification (based on factors such as geography, market sector, fixed vs. floating rate interest and cash vs. PIK interest); (iv) capital available for investment; and (v) any other factors that, at the time of determining whether to co-invest, our Investment Advisor deems relevant.  We anticipate that any portfolio company that our Investment Advisor determines is an appropriate investment for us will also be an appropriate investment for one or more White Oak Funds, with certain exceptions based on available capital or asset diversification.  As such, we anticipate that co-investment among us and one or more White Oak Funds would be the norm, rather than the exception.

Each time our Investment Advisor considers an investment opportunity for any White Oak Fund and/or us, our Investment Advisor will make an independent determination of the appropriateness of the investment for us in light of our then-current circumstances.  If our Investment Advisor deems our participation in a particular investment opportunity to be appropriate for us, it will then determine our appropriate level of investment.  If the aggregate amount recommended by our Investment Advisor to be invested by us in a transaction, together with the amount proposed to be invested by other White Oak Funds, collectively, in the same transaction, exceeds the amount of the investment opportunity, the amount proposed to be invested by us and each other White Oak Fund will be allocated pro rata based on the ratio of our total assets, on the one hand, and the total assets of the other White Oak Funds to be co-investing, on the other hand, to our and the other White Oak Funds’ aggregated total assets, up to the amount proposed to be invested by all parties.

After making the determinations set forth above, our Investment Advisor will provide written information concerning the proposed co-investment, including the amount proposed to be invested by us and the other White Oak Funds, to our independent directors for their consideration.  Each transaction contemplated for co-investment and the proposed allocation for such co-investment will be effected only if it is approved by both a majority of our directors who have no financial interest in such transaction and a majority of our independent directors, which we refer to as the “Required Majority.”

With certain limited exceptions, we will not participate in any proposed co-investment transaction unless the terms, conditions, price, class of securities to be purchased, settlement date and registration rights will be the same for us as for the other White Oak Funds.

We will co-invest with other White Oak Funds only if, prior to our and the other White Oak Funds’ participation in a co-investment transaction, the Required Majority concludes that:

(a)       the terms of the transaction, including the consideration to be paid, are reasonable and fair;

(b)      the transaction is consistent with

(i)         the interests of our stockholders; and

(ii)         our investment objective and strategy (as described in this prospectus);

(c)       the investment by the other White Oak Funds would not disadvantage us, and, subject to certain limited exceptions, our participation is not on a basis different from or less advantageous than that of any other White Oak Fund; and

(d)       the proposed co-investment by us will not benefit our Investment Advisor or any affiliated person, including any other White Oak Fund, that is not participating in the co-investment transaction, except to the extent permitted under the 1940 Act.

Our Investment Advisor will present to our board of directors, on a quarterly basis, a record of all investments made by other White Oak Funds during the preceding quarter that fell within our then-current investment objective that were not made available to us, and an explanation of why these investment opportunities were not offered to us.

In the event we do not receive the exemptive relief requested from the SEC, our Investment Advisor will determine whether a particular investment opportunity is an appropriate investment for us and any other White Oak Fund based on our respective investment strategies.  If our Investment Advisor determines that a particular investment opportunity is only appropriate for us, our Investment Advisor will allocate that investment opportunity wholly to us.  If, however, our Investment Advisor determines that an investment opportunity is appropriate for us and one or more other White Oak Funds, then our Investment Advisor will allocate such investment by applying its internal allocation policy.  This allocation policy involves allocating loans in their entirety on a rotational basis among us and the relevant White Oak Fund(s) based on receiving or missing previously completed opportunities (i.e., the “order” in the rotation).  Our Investment Advisor will also take into account customary considerations, including relative capitalization and cash availability; current exposure to the securities, issuer or market in question; different liquidity positions and fund requirements; tax considerations; regulatory considerations; relative risk and value-at-risk profiles; portfolio concentration considerations; informal diversification requirements; borrowing base considerations; minimum investment criteria; different historical and anticipated subscription and redemption patterns; and/or investment time horizon of us and the applicable White Oak Funds.  See “Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

Our Investment Advisor currently manages other investment funds in addition to the Predecessor Fund that have investment strategies that are similar to our own and has an aggregate of $million available for investment.  For example, the White Oak Strategic Master Fund II, L.P.’s principal investment strategy is to make investments principally in asset-backed loans, closely-syndicated senior secured credits, corporate debt and marketable and non-marketable corporate debt and equity securities.  Additionally, the White Oak Opportunity Master Fund, L.P.’s investment strategy is to invest in various aspects of the distressed market, including but not limited to:  distressed asset-based loans and other types of collateral-driven opportunities; collateralized loan obligations, collateralized debt obligations, and other types of structured products; single-name bankruptcies and reorganizations; ownership of other debt and other obligations of undervalued or financially troubled companies, in many cases by taking active or control positions in such companies through the funding of debt or equity purchases; and long/short equity strategies.  The White Oak Opportunity Master Fund, L.P.’s investments may be in the form of debt, which typically will be relatively senior in the capital structure and often secured, equity securities of distressed companies, or both.  Further, the principal investment objective of the White Oak Patriot Fund, L.P. is to invest in asset-backed public and private corporate debt and equity, including, without limitation, leveraged bank loans, high-yield, subordinated and mezzanine bonds, preferred stock and other marketable and non-marketable equity securities with respect to both performing and non-performing (i.e., stressed and distressed) corporations.  None of the forgoing White Oak Funds are limited in the types of securities or other instruments in which they may invest, the types of positions they may take, the concentration of investments by sector, industry, fund, country, company, class or otherwise, the amount of leverage they may employ or the number or nature of short positions they may take.  Further, depending on conditions and trends in securities markets, any of these White Oak Funds may pursue other strategies or employ other techniques that our Investment Advisor considers appropriate, which could cause our investment strategy and the investment strategy of these White Oak Funds to further overlap.

In addition, our Investment Advisor may from time to time advise other funds and manage accounts whose investment strategies may be similar to our own.  In the absence of the exemptive relief requested from the SEC, it is possible that we may not be given the opportunity to make certain investments if those investments are allocated by our Investment Advisor to other White Oak Funds in accordance with the internal allocation policy described above.  Additionally, under the terms of a fee sharing arrangement, our Investment Advisor has agreed to pay a portion of the income it receives for managing and advising us to Weston Capital Management, LLC, as more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions.”  The fee sharing requirement will only apply to income received from us, and not from other White Oak Funds.  As a result, our Investment Advisor may be induced to allocate investment opportunities to other White Oak Funds instead of to us in order to avoid paying such fee sharing amounts to Weston Capital Management, LLC.  If, as a result of any of the forgoing, we do not receive investment opportunities from our Investment Advisor, our ability to deploy the net proceeds of this offering in accordance with our investment objective within the timeframe we have contemplated could be materially and adversely affected.  See “Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

Our Corporate Information

Our offices are located at 88 Kearny Street, 4th Floor, San Francisco, California 94108, telephone number (888) 621-6805.  We maintain a website at http://www.             and intend to make all of our annual,

quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website.  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common Stock Offered in this Offering	shares of our common stock (or shares if the underwriters fully exercise their overallotment option to purchase additional shares).

Management Private Placement
          shares of our common stock issued in a concurrent private placement at the initial public offering price per share to all of our executive officers and directors and certain other employees or affiliates of our Investment Advisor.

Common Stock Issued to Certain Predecessor Fund Investors
          shares of our common stock, based on the net asset value of the Predecessor Fund shortly prior to completion of this offering, issued in a concurrent private placement at the initial public offering price per share to the Predecessor Fund Investors (including affiliates of our Investment Advisor who have elected to receive            shares) who have elected to receive shares of our common stock as payment for their Interests in the Predecessor Fund.

Shares Outstanding After this Offering, the Management Private Placement and the Issuance of Shares to Certain Predecessor Fund Investors	shares of our common stock (or shares if the underwriters fully exercise their overallotment option to purchase additional shares).

Use of Proceeds
We estimate that the net proceeds we will receive from this offering will be approximately $     million (approximately $            million if the underwriters exercise in full their overallotment option to purchase additional shares).  We estimate that the net proceeds we will receive in the Management Private Placement will be $    million.  We estimate that $     million of the net proceeds from this offering and the Management Private Placement will be used to pay the Predecessor Fund Investors who have elected to receive cash as payment for their Interests in the Predecessor Fund.  The remaining balance of $    million of the net proceeds of this offering and the Management Private Placement will be used by us in accordance with our investment objective and the strategy described in this prospectus and to pay our operating expenses and we anticipate that substantially all of such net proceeds will be deployed within six months of this offering, depending on the availability of appropriate market opportunities consistent with our investment objective and market conditions.  Pending such use, we will invest the net proceeds of this offering and the Management Private Placement and our cash balance primarily in cash, cash equivalents, U.S. government securities and other high quality short-term investments, which may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.  See “Use of Proceeds” and “Risk Factors—Risks Relating to our Business—We may have difficulty paying our required distributions in cash if we recognize income before or without receiving cash representing such income.”

Distributions
We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution (including net proceeds of this offering).  Our quarterly dividends, if any, will be determined by our board of directors.  See “Distributions.”

Lock-up Arrangements
In connection with this offering, we, our executive officers and directors, and certain other employees or affiliates of our Investment Advisor have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we may not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock for a period of 180 days after the date of this prospectus.  In addition, our executive officers and directors, and certain other employees or affiliates of our Investment Advisor may not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock for a period of 365 days after the date of this prospectus. At any time and without public notice, the representatives of the underwriters may in their sole discretion release some or all of the securities from these lock-up agreements.  Additionally, in connection with a registration rights agreement to which we are a party, the Predecessor Fund Investors who have elected to receive shares of our common stock as payment for their Interests in the Predecessor Fund, representing an aggregate of approximately              million shares of our common stock, have agreed that, for a period of 365 days from the date of this prospectus, they will not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock.

Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC.  As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.  To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  See “Risk Factors—Risks Relating to our Business—We will be subject to corporate-level income tax if we are unable to qualify as a RIC, which would materially and adversely affect our results of operations and financial condition,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend Reinvestment Plan
We will have an “opt out” dividend reinvestment plan.  As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.  Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash.  See “Dividend Reinvestment Plan.”

Proposed NYSE Trading Symbol	We intend to apply to have our common stock listed on the New York Stock Exchange, or “NYSE,” under the symbol “WOAK.”

Trading at a Discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value.  The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.  Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. This risk may have a greater effect on stockholders expecting to sell their shares soon after completion of the public offering and our shares may be more appropriate for long-term stockholders than for stockholders with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value.

Investment Advisory Fees
White Oak Global Advisors, LLC will serve as our investment advisor pursuant to the Investment Advisory and Management Agreement.  We have agreed to pay our Investment Advisor a quarterly base management fee at an annual rate of 1.75% of our total assets (including assets purchased with borrowed funds, if any), and a two-part incentive fee based on our performance.

One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a fixed “hurdle rate” of 1.75% per quarter (which is 7.0% annualized). We will pay our Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.06% (which is 8.24% annualized) in any calendar quarter.  We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.06%) as the “catch-up.”  The effect of the “catch-up” provision is that, if pre-incentive fee net investment income exceeds 2.06% in any calendar quarter, our Investment Advisor will receive 15.0% of such income as if the 1.75% hurdle rate did not apply; and

•	15.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 2.06% in any calendar quarter.

The second part of the incentive fee, which is referred to as the “Capital Gains Fee,” is determined and payable in arrears as of the end of each calendar year (or upon the termination of the Investment Advisory and Management Agreement, as of such termination date) commencing with the calendar year ending December 31, 2010 and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated since inception. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 15.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

See “Investment Advisory and Management Agreement.”

Administration Agreement
Pursuant to the Administration Agreement, White Oak Global Advisors, LLC will also serve as our administrator.  We will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations under the Administration Agreement and for providing personnel and facilities.  See “Administration Agreement.”

Risk Factors
Investing in our common stock involves certain risks relating to our structure and our investment objective that you should consider before making your investment decision.  See “Risk Factors” for a discussion of risks you should carefully consider before deciding whether to invest in shares of our common stock.

Custodian	. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Transfer and Dividend Paying Agent	. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Registrar	. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Available information
After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC.  This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

We maintain a website at http://www.                and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website.  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.  You may also obtain such information by contacting us at 88 Kearny Street, 4th Floor, San Francisco, California 94108, telephone number (888) 621-6805.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and estimating what our annual expenses would be, stated as percentages of net assets attributable to common stock.  We caution you that some of the percentages indicated in the table below are estimates and may vary.  The expenses in the following table and example should not be considered a representation of our future expenses.  Actual expenses may be greater or less than those shown.  Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “White Oak Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in White Oak Capital Corporation.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	%	(1)
Offering expenses borne by us	%	(2)
Dividend reinvestment plan expenses	%	(3)

Total stockholder transaction expenses	%
Total direct stockholder transaction expenses	%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	%	(4)
Incentive fees payable under Investment Advisory and Management Agreement	%	(5)
Interest payments on borrowed funds	%	(6)
Organizational expenses	%	(7)
Other expenses	%	(8)

Total annual expenses (estimated)%		(4)(8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock.  In calculating the following expense amounts, we have assumed we would have no leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(9)	$	$	$	$

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.  While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  The incentive fee under the Investment Advisory and Management Agreement is not included in the example as no incentive fee would be earned on a 5% annual return.  If we achieve sufficient returns on our investments, including through the realization of capital gains to trigger an incentive fee of a material amount, our expenses, and returns to our stockholders, would be higher.  In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend.  See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

______________________
(1)	The underwriting discounts and commissions with respect to common stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)
The expenses associated with the reimbursement of our dividend reinvestment plan are included in “other expenses.”  The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the plan administrator.  For more details about the plan, see “Dividend Reinvestment Plan.”

(4)
Our base management fee payable to our Investment Advisor will be calculated at an annual rate of 1.75% of our total assets (including assets purchased with borrowed amounts, if any).  For the purposes of this table, we have assumed that we have not incurred any indebtedness.  See “Investment Advisory and Management Agreement.”  If we determine to utilize leverage, the expenses in relation to our net assets would be higher.

(5)
We expect to invest substantially all of the net proceeds from this offering and the Management Private Placement, with the exception of a cash balance we plan to maintain to meet our dividend requirements to maintain our RIC status in a timely fashion, within six months after the completion of this offering in accordance with our investment objective and may have capital gains and interest income that could result in the payment of an incentive fee to our Investment Advisor in the first year after completion of this offering.  However, the incentive fee payable to our Investment Advisor is based on our performance and will not be paid unless we achieve certain goals.  As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this chart.

The incentive fee consists of two parts:

One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter.  Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).  Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash.  Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a fixed “hurdle rate” of 1.75% per quarter (which is 7.0% annualized).  We will pay our Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.06% (which is 8.24% annualized) in any calendar quarter.  We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.06%) as the “catch-up.”  The effect of the “catch-up” provision is that, if pre-incentive fee net investment income exceeds 2.06% in any calendar quarter, our Investment Advisor will receive 15.0% of such income as if the 1.75% hurdle rate did not apply; and

•	15.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 2.06% in any calendar quarter.

The second part of the incentive fee, the Capital Gains Fee, is determined and payable in arrears as of the end of each calendar year (or upon the termination of the Investment Advisory and Management Agreement, as of such termination date) commencing with the calendar year ending December 31, 2010 and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated since inception.  If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 15.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years.  If such amount is negative, then there is no Capital Gains Fee for such year.

See “Investment Advisory and Management Agreement.”

(6)
Assumes we have not borrowed funds.  We may use leverage from indebtedness or preferred stock to fund our investments and, in the event our cash balance is insufficient, to pay dividends required to maintain our RIC status.  If circumstances merit the utilization of leverage, all of the costs associated with our borrowing funds would be borne by our stockholders.

(7)	Our organizational expenses are non-recurring.

(8)
Includes our annual estimated overhead expenses for the current fiscal year of $              , including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by our Investment Advisor in performing its obligations under the Administration Agreement.  See “Administration Agreement.”

(9)	The illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data should be read together with our financial statements and the related notes included elsewhere in this prospectus and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  The financial information as of and for the years ended December 31, 2009 and 2008 and as of December 31, 2007 and for the period from October 1, 2007 (commencement of operations) through December 31, 2007 set forth below was derived from the audited financial statements and related notes for the Predecessor Fund included elsewhere in this prospectus.  The historical financial information below may not be indicative of our future performance.

	As of and for the Year Ended December 31, 2009	As of and for the Year Ended December 31, 2008	As of and for the Period From October 1, 2007 (commencement of operations) through December 31, 2007

Income Statement Data:
Investment income:
Interest	$33,845,442	$25,033,131	$1,412,149
Other income	50,000	30,000	—

Total investment income	33,895,442	25,063,131	1,412,149
Expenses:
Base management fee	4,116,512	622,477	142,714
Professional fees and other	708,171	264,789	46,004
Administrative fee	327,661	217,115	30,000
Interest	13,474	183,851	153,979
Total expenses	5,165,818	1,288,232	372,697
Base management fee reimbursement	—	(313,791)	—
Net expenses	5,165,818	974,441	372,697

Net investment income	28,729,624	24,088,690	1,039,452
Net realized (loss) gain on securities	(1,056,076)	(101,038)	1,262
Net change in unrealized appreciation (depreciation) on securities and foreign currencies	621,334	(4,191,635)	36,239
Net gain from derivative contracts	369,296	522,399	129,620
Net (loss) gain on investments	(65,446)	(3,740,274)	167,121
Net income	$28,664,178	$20,348,416	$1,206,573

Balance Sheet Data:
Assets:
Investments in securities, at fair value	$183,120,608	$177,268,636	$51,047,071
Cash equivalents	11,895,492	33,784,427	—
Derivative contracts, at fair value	48,236	30,016	61,226
Due from broker	1,664,140	2,871,668	—
Interest receivable	6,085,870	2,510,019	482,465
Other assets	148,414	45,887	61,309

Total assets	$202,962,760	$216,510,653	$51,652,071

Liabilities and partners’ capital:
Capital withdrawals payable	10,379,631	1,440,920	303,000
Accrued expenses	282,392	189,511	71,524
Due to affiliate	—	14,174	—
Interest payable	—	3,699	41,496
Due to broker	—	1,365,203	11,337,072

Total liabilities	10,662,023	3,013,507	11,753,092

Partners’ capital	192,300,737	213,497,146	39,898,979
Total liabilities and partners’ capital	$202,962,760	$216,510,653	$51,652,071

Other Data:
Weighted average effective yield on debt investments(1)	17.5%	18.6%	13.3%
Number of debt investments	14	18	15

___________________
(1)	The weighted average effective yield on debt investments is computed as the (a) annual stated interest on asset-backed loans, senior secured rights on revenue loans and insurance side-car loans, divided by (b) the total of the asset-backed loans, senior secured rights on revenue loans and insurance side-car loans at fair value ($183.1 million). The weighted average effective yield is computed as of the balance sheet date. As of March 1, 2009, a portion of the contractual PIK interest on our loan to Spectrum Global Fund Administration, LLC is on non-accrual and is not included in the numerator in this calculation. As of September 1, 2009, all of the cash interest on our loan to the MMFX Borrowers is on non-accrual and is not included in the numerator in this calculation. However, the fair value of these loans on non-accrual is included in the denominator.

RISK FACTORS

Investing in our common stock involves a number of significant risks.  Before you invest in our common stock, you should be aware of various risks, including those described below.  You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock.  The risks set out below are not the only risks we face.  Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.  If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected.  In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

We are a new company with no operating history and may not be able to successfully operate our business or generate sufficient revenue to make or sustain distributions to our stockholders.

We were incorporated in Maryland in June 2009.  We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.  In addition, we will commence operations only upon completion of this offering.  We cannot assure you that we will be able to operate our business successfully or implement our business strategy as described in this prospectus.

Our Investment Advisor and members of its investment committee have no experience managing a BDC or a RIC.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by our Investment Advisor.  For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies.  Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and asset diversification requirements and distribute annually to our stockholders an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material.  Our Investment Advisor and members of its investment committee have no prior experience managing a BDC or a RIC.  This lack of experience in managing a portfolio of assets under such constraints may hinder our Investment Advisor’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our portfolio will be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations.

Our portfolio will consist initially of investments in 14 portfolio companies included in the Predecessor Fund’s portfolio.  This number may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time.  As of December 31, 2009, the Predecessor Fund’s portfolio includes six investments that account for greater than 5% of partners’ capital, three of which account for greater than 10% of partners’ capital and one of which accounts for greater than 25% of partners’ capital. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.  Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Several of the investments in which our portfolio is most concentrated generate significant amounts of PIK interest, including INCA Refining, LLC, our largest investment which accounts for 26.1% of partners’ capital, Imperial Financing II, LLC, our fourth largest investment which accounts for 13.0% of partners’ capital and Spectrum Global Fund Administration, LLC, our fifth largest investment which accounts for 7.4% of partners’ capital. As a result of the PIK interest generated by these investments, the principal balances of the investments increases over time, which may result in an increase in our portfolio’s concentration in these specific investments.

In addition, investments in the Predecessor Fund’s portfolio are not rated by any rating agency.  Debt in which we intend to invest in the future is typically not rated by any rating agency.  We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal.  Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments.  We may invest in other assets, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments.  These investments will entail additional risks that could materially and adversely affect our investment returns.  In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

The Predecessor Fund’s portfolio contains loans whose repayment is dependent on the occurrence of external events.

The Predecessor Fund’s portfolio contains four investments, the repayment of which will occur only to the extent certain external events take place.  Among these investments are four of the Predecessor Fund’s six largest investments, which in aggregate account for 55.5% of partners’ capital.  Examples of events that could result in such loans being repaid include a sale or merger of the borrower, a sale of assets securing the loan or a refinancing of the loan by a third party.  In the event such occurrences do not take place, the cash flows underlying these loans would not allow for a repayment of the loans during their stated maturity.  Although we believe that the collateral underlying these loans is currently in excess of the principal amount of the loans, we can provide no assurances that the events required to repay the loans will result in enough cash generation to provide for their repayment nor the timing of when these events will occur.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

If we do not continue to qualify as a BDC, our operating flexibility would be significantly reduced.  There can be no assurance that the laws and regulations governing our 1940 Act status, including the Division of Investment Management of the SEC providing more specific or different guidance regarding these exemptions, will not change in a manner that materially and adversely affects our operations.  If we fail to maintain our status as a BDC, we could, among other things, be required either to (a) change the manner in which we conduct our operations to avoid being required to register as an investment company; (b) effect sales of our assets in a manner that, or at a time when, we would not otherwise choose to do so or (c) be treated as a closed-end investment company, any of which could negatively affect the value of our common stock, the sustainability of our business model and our ability to make distributions, which could materially and adversely affect our business and the market price of our common stock.  In addition, if we were required to register as an investment company, but failed to do so, we could be subject to criminal and civil actions.  Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC, which would materially and adversely affect our results of operations and financial condition.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements.

The distribution requirement for a RIC is satisfied if we distribute annually to our stockholders an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC.  If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.  Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our dividend reinvestment plan, will not be available to fund future investments.

To qualify as a RIC, we must derive at least 90% of our gross income for each taxable year from certain qualifying sources.  To the extent that we receive fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, such income generally will not be qualifying income.  In addition, to qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter.  Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of RIC status.  Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.  In addition, if we raise additional capital to satisfy the asset diversification requirements, it could take a longer time to invest such capital.  During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments made pursuant to our investment strategy.

If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.  Such a failure would materially and adversely affect us and our stockholders.  See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may have difficulty paying our required distributions in cash if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term.  Such original issue discount or increases in loan balances will be included in income before we receive any corresponding cash payments.  We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, deferred payment securities.

A substantial amount of the loans included in the Predecessor Fund’s portfolio accrue PIK interest.  In the year ended December 31, 2009, we generated net income of $28.7 million, of which we expected all or nearly all would have been taxable earnings for the purposes of calculating our required dividend payments to maintain our RIC status.  Of these earnings, $22.6 million were generated by PIK interest that resulted in no payments of cash to White Oak.  The PIK interest provisions call for all or some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity.  In connection with our acquisition of the Predecessor Fund, it is likely that we will recognize income from PIK interest payments before or without receiving cash representing such income since we will not receive cash payments from PIK interest until the end of a loan term.  As a result, we may not have sufficient liquidity to distribute annually an amount in cash equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses in order to maintain our status as a RIC.  Additionally, because we will not receive cash payments from PIK interest until the end of a loan term, there is an added risk that, despite having to include PIK interest as income for U.S. federal income tax purposes, we may never receive cash payments in the event the portfolio company defaults on that loan.  Accordingly, if we do not maintain a sufficient cash balance or are unable to utilize leverage, we may have to sell some of our investments at times we would not consider advantageous, raise debt or additional equity capital or reduce new investment originations in order to meet these distribution requirements.  If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.  See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We are dependent upon our Investment Advisor’s key personnel and their referral relationships for our future success.

We do not have any internal management capacity or employees.  We will depend on the diligence, skill and network of business contacts of our Investment Advisor to identify, evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of our Investment Advisory and Management Agreement.  In particular, we are relying on our Investment Advisor’s ability to originate attractive loans through diverse relationships with financial sponsors, financial institutions, financial advisors, law firms, accounting firms and management teams.  Our future success will depend on the continued service of our Investment Advisor’s investment committee.  The departure of any of the members of our Investment Advisor’s investment committee could materially and adversely affect our ability to achieve our investment objective.  In addition, we cannot assure you that our Investment Advisor will remain our investment advisor.  As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could materially and adversely affect our financial condition, results of operation, cash flow and stock price.

The Company may not replicate our Investment Advisor’s or the Predecessor Fund’s past performance and the members of the investment committee of our Investment Advisor may not be able to achieve the same or similar results as they achieved in their prior employment.

Our primary focus in making investments may differ from those of other funds that are or have been managed by our Investment Advisor.  Stockholders in the Company are not acquiring an interest in other White Oak Funds.  In the absence of a favorable exemptive order from the SEC permitting co-investments with other White Oak Funds, we will be prohibited under the 1940 Act from entering into certain investment transactions with other White Oak Funds, which could materially and adversely impair our operating flexibility.  Additionally, even though the base management fee and incentive fee we will pay our Investment Advisor is less than the fees paid by the Predecessor Fund, as a BDC, we will incur additional expenses related to our being a public company.

Unlike the Predecessor Fund or other White Oak Funds, we must, as a RIC, meet certain source-of-income, asset diversification and distribution requirements, which could force us to dispose of investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations.  Additionally, in order to meet the RIC distribution requirements, we will seek to originate loans with a greater portion of the cash interest component as compared to those investments included in the Predecessor Fund’s portfolio, a majority of which accrue PIK interest.  In pursuing loans with a greater portion of the cash interest component, we may find that the overall return that we achieve on our investments is less than the returns historically achieved by the Predecessor Fund.  Accordingly, we cannot assure you that we will replicate our Investment Advisor’s past performance with respect to other White Oak Funds or the Predecessor Fund.  Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated.  Moreover, current or future market conditions, volatility and regulatory uncertainty may have an adverse impact on our future performance.

Although in the past the members of the investment committee of our Investment Advisor held senior positions in various investment firms, their prior experiences are not necessarily indicative of their future performance.  In their roles at other investment firms, the members of the investment committee of our Investment Advisor were members of investment teams and not solely responsible for making investment decisions.  As a result, the members of the investment committee of our Investment Advisor may not be able to replicate the same or similar results in the managing us as they achieved in their prior employment.

We may change the dividend policy for our common stock in the future; and if we were to make a taxable distribution of our common stock as part of a dividend, you may be required to sell such common stock or sell other assets owned by you in order to pay any tax imposed on such distribution.

We currently expect that, to the extent we pay a dividend, such dividends will be paid entirely in cash.  However, depending upon our liquidity needs, we reserve the right to pay any or all dividends in a combination of cash and shares of our common stock, even to our stockholders who opt out of our dividend reinvestment plan.  If we make such a distribution, each of our taxable U.S. stockholders may be required to treat the total value of the distribution that each such stockholder receives as a dividend, to the extent of each such stockholder’s pro-rata share of our earnings and profits, regardless of whether such stockholder receives cash, shares of our common stock or a combination of cash and shares of our common stock.  A U.S. stockholder’s taxes resulting from receipt of a distribution consisting of cash and shares of our common stock may exceed the cash that such stockholder receives in the distribution, in which case such stockholder may have to use cash from other sources to pay such tax.  If a taxable U.S. stockholder sells the common stock it receives in a distribution consisting of cash and shares of our common stock in order to pay its taxes, the sales proceeds may be less than the amount included in income and the tax liability incurred as a result of such income with respect to such distribution, depending on the market price of our common stock at the time of the sale.  With respect to Non-U.S. stockholders, we may be required to withhold federal tax with respect to our dividends, including dividends that are paid in shares of our common stock.  In addition, if a significant number of our stockholders sell shares of our common stock in order to pay taxes owed on dividends, such sales would put downward pressure on the market price of our common stock.

Our board of directors will continue to evaluate our per share dividend payments on a quarterly basis as they monitor the capital markets and the impact of the economy on us.  The decision as to whether to authorize and pay dividends on our common stock in the future, as well as the timing, amount and composition of any such future dividends, will be at the sole discretion of our board of directors in light of conditions then existing.  While the statements above concerning our dividend policy represent our current expectation, any actual dividend payable will be determined by our board of directors based upon the circumstances at the time of declaration and the actual number of shares then outstanding, and any dividend payable may vary from such expected amounts.  Any change in our per share dividend payments could materially and adversely affect the market price of our common stock.

Capital markets are currently in a period of disruption and instability.  These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could result in a negative impact on our ability to achieve our investment objective.

We believe that beginning in 2007 and continuing into the first four months of 2010, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, volatility in the equity capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions.  Despite actions of the United States federal government and foreign governments, these events have contributed to worsening general economic conditions that are adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular.  These conditions could continue for a prolonged period of time or worsen in the future.  While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, access alternative markets for debt and equity capital in order to grow.  Equity capital may be difficult to raise because, subject to some limited exceptions, we are not generally able to issue and sell our common stock at a price below net asset value per share.  The effect of any such issue may be dilutive to existing stockholders.

In addition, the debt capital that will be available to us, if at all, may only be available at a higher cost, and on less favorable terms and conditions in the future.  Conversely, our portfolio companies may not be able to service or refinance their debt which could materially and adversely affect our financial condition as we would experience reduced income or even losses.  Our inability to raise capital and the risk of portfolio company defaults may materially and adversely affect our investment originations, business, liquidity, financial condition, results of operations and our ability to make distributions to our stockholders.

If we fail to develop, enhance and implement strategies to adapt to changing conditions in the business environment in which we operate and to manage our future growth, our financial condition and results of operations may be materially and adversely affected.

The manner in which we compete and the types of assets in which we seek to invest will be affected by changing conditions resulting from sudden changes in our industry, regulatory environment, the role of credit rating agencies or their rating criteria or process, or the U.S. and global economies generally.  If we do not effectively respond to these changes, or if our strategies to respond to these changes are not successful, our financial condition and results of operations may be materially and adversely affected.  In addition, we can provide no assurances that we will be successful in executing our business strategy or that, even if we successfully implement our business strategy, we will ever generate revenues or profits.

Our executive officers and the members of our Investment Advisor will have substantial responsibilities in connection with their roles at our Investment Advisor with respect to other White Oak Funds as well as responsibilities under the Investment Advisory and Management Agreement with us.  They may also be called upon to provide managerial assistance to our portfolio companies on our behalf.  These demands on their time, which will increase as the number of our and other White Oak Funds’ investments grow, may distract them or slow our rate of investment.  In order to grow, our Investment Advisor may need to hire, train, supervise and manage new employees.  However, we cannot assure you that any such employees will be retained.  Any failure to manage our future growth effectively could materially and adversely affect our financial condition, results of operations, cash flow and stock price.

Our board of directors will approve very broad investment guidelines for our Investment Advisor and will not approve each investment and financing decision made by our Investment Advisor unless required by our investment guidelines.

Our Investment Advisor will be authorized to follow very broad investment guidelines established by our board of directors.  Our board of directors will periodically review our investment guidelines and our portfolio of assets but will not, and will not be required to, review all of our proposed investments, except in limited circumstances as set forth in our investment guidelines, which are described under “Business—Conflicts of Interest.”  Our Investment Advisor will have great latitude within the broad parameters of our investment guidelines in determining the types and amounts of assets in which to invest on our behalf, including making investments that may result in returns that are substantially below expectations or result in losses, which would materially and adversely affect our business and results of operations, or may otherwise not be in the best interests of our stockholders.

We may generally change our business, investment, leverage and financing strategies without prior notice or stockholder approval, the effects of which may be material and adverse to holders of our common stock.

As the market evolves, we may generally change our business, investment, leverage and financing strategies without a vote of, or notice to, our stockholders, which could result in our making investments and engaging in business activities that are different from, and possibly riskier than, the investments and business activities described in this prospectus.  In particular, a change in our investment strategy, including the manner in which we allocate our resources across our portfolio or the types of assets in which we seek to invest, may increase our exposure to interest rate risk and default risk.  In addition, we may use leverage at times and in amounts deemed prudent by our board of directors and our Investment Advisor in their discretion, and such decision would not be subject to stockholder approval.  Further, our board of directors may determine in the future that our investment objective does not offer the potential for attractive risk-adjusted returns for an investment strategy that is consistent with our intention to elect and operate as a BDC under the 1940 Act.  Our board of directors has the authority to modify or waive our current operating policies and our strategies at any time without prior notice and without stockholder approval.  We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock.  However, the effects could materially and adversely affect our financial condition, results of operations and our ability to make distributions to our stockholders, which could cause you to lose all or part of your investment.

Our ability to grow will depend on our ability to raise capital because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio once we have fully invested the net proceeds of this offering and the Management Private Placement.  We intend to access the capital markets periodically to issue debt or equity securities in order to obtain such additional capital.  Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets and/or result in a decision by lenders not to extend credit to us.  In addition, we will be required to distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses to our stockholders, to maintain our RIC status.  As a result, these earnings will not be available to fund new investments.  An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have a material and adverse effect on the value of our securities.

Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.

We may issue debt securities or preferred stock, which we refer to collectively as “senior securities,” and borrow money from banks or other financial institutions up to the maximum amount permitted by the 1940 Act.  Under the provisions of the 1940 Act, we will be permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage equals at least 200% after such incurrence or issuance.  If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prevent us from maintaining our status as a RIC.  If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share.  We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders approve such sale.  In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount).  If our common stock trades at a discount to net asset value, this restriction could materially and adversely affect our ability to raise capital.  However, we are permitted to make rights offerings to our stockholders at prices per share less than the net asset value per share, without stockholder approval, subject to the requirements of the 1940 Act.

Furthermore, we may in the future seek to securitize our loans to generate cash for funding new investments.  To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary.  This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.  An inability to securitize our loan portfolio successfully could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any.  The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate.  Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.  The 1940 Act may also impose restrictions on the structure of any securitization.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may materially and adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels.  These laws and regulations, as well as their interpretation, may be changed from time to time.  Any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities.  Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Investment Advisor to other types of investments in which our Investment Advisor may have less expertise or little or no experience.  Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may materially and adversely affect our business.

We will incur significant costs as a result of being a publicly traded company, including significant expenditures in connection with our efforts to comply with Section 404 of the Sarbanes-Oxley Act; and non-compliance with Section 404 of the Sarbanes-Oxley Act may materially and adversely affect us and the market price of our common stock.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and other rules implemented by the SEC.

Under current SEC rules, beginning with our fiscal year ending December 31, 2011, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder.  We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions.  This process also will result in a diversion of management’s time and attention.  We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner.  In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be materially and adversely affected.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan; as a result, our ability to invest in public companies may be limited in certain circumstances.

If we are to maintain our status as a BDC, we must not acquire any assets other than qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  We believe that most of the investments that we may acquire in the future will constitute qualifying assets.  However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act.  If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would materially and adversely affect our business, financial condition and results of operations.  Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act.  Subject to certain exceptions for follow-on investments and distressed companies, an investment in a borrower that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such borrower has a common equity market capitalization that is less than $250 million at the time of such investment.  As a result, our ability to invest in public companies may be limited in certain circumstances.

We operate in a market for investment opportunities that has traditionally been competitive and we may face increasing competition for investment opportunities, which could materially and adversely affect our operating results.

A number of entities will compete with us to make the types of investments that we plan to make.  We will compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds.  Many of our competitors are substantially larger and have considerably more experience and greater financial, technical and marketing resources than we do.  Some competitors may have a lower cost of funds and access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can.  Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act and the Code will impose on us as a BDC and RIC, respectively.  We cannot assure you that the competitive pressures we face will not materially and adversely affect our business, financial condition and results of operations.  Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objective.

We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.  We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure.  However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.  As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We expect that, in the event the capital markets recover from this period of disruption and instability, there will be increased competition in this market.

The lack of liquidity in our investments may materially and adversely affect our business.

We will generally make investments in private companies.  Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities.  The illiquidity of our investments may make it difficult for us to sell such investments if the need arises.  In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that either we or an affiliated manager of our Investment Advisor has material non-public information regarding such portfolio company.  As a result, our ability to vary our portfolio in response to changes in economic and other conditions may be relatively limited, which may cause us to incur losses.  If we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our assets, and, as a result, we may suffer losses.  Further, if and to the extent that we use leverage to finance our investments that are or become liquid, the adverse impact on us related to trying to sell assets in a short period of time for cash could be greatly exacerbated.

If we incur indebtedness or issue senior securities or preferred stock to make investments, we will be exposed to additional risks, including the typical risks associated with leverage, which will increase the risk of investing in our common stock.

Although we currently do not plan to use any leverage or issue senior securities at this time, we may do so in the future.  With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage is at least 200% after such borrowing.  The amount of leverage that we employ, if any, will depend on our Investment Advisor’s and our board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing.  There is no assurance that a leveraging strategy would be successful.  Leverage involves risks and special considerations of stockholders, including:

•	The likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio without leverage.

•
The exposure to increased risk of loss if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns, and therefore on the value of our common stock, than if we did not use leverage.

•	Any depreciation in the value of our assets may magnify losses associated with an investment and could eliminate the value of an asset to us.

•
If we do not appropriately match the assets and liabilities of our business, material and adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage.

•
Our ability to pay dividends on our common stock may be restricted if our asset coverage ratio is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends.

•	Any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed.

•
The likelihood that such debt or securities will be governed by an instrument which may contain covenants restricting our operating flexibility, and may require us to pledge assets or provide other security for such indebtedness.  These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time.

•	We, and indirectly our stockholders, will bear the cost of leverage, including issuance and servicing costs.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

•
Because payment of cumulative dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, preferred stock has the same risks to our common stockholders as borrowings.

•	The special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders.

Any requirement that we sell assets at a loss to redeem or pay interest or dividends on any leverage or for other reasons would reduce our net asset value and also make it difficult for the net asset value to recover.  Our Investment Advisor and our board of directors may nevertheless determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses.  The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.  The calculation assumes (i) $400 million in total assets, (ii) a weighted average cost of borrowings of 5%, (iii) $200 million in debt outstanding and (iv) $200 million in stockholders’ equity.

Assumed Return on Our Portfolio
(net of expenses)

Corresponding return to stockholder	-10%	-5%	0%	5%	10%
	(25.0)%	(15.0)%	(5.0)%	5.0%	15.0%

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. In periods of rising interest rates, the cost at which we are able to borrow funds could increase, which would reduce our net investment income. Additionally, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income.  Conversely, a reduction in the interest rates on new investments relative to interest rates on current investments could also have a material and adverse impact on our net interest income.  Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.  As a result, a significant change in market interest rates could materially and adversely affect our business, financial condition and results of operations.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors.  As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio of investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors.  A large percentage of our portfolio investments will be investments that are not publicly traded.  The fair value of investments that are not publicly traded may not be readily determinable.  We will value these investments quarterly at fair value as determined in good faith by our board of directors.  Because valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed.  The value of our common stock could be materially and adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon their disposal.

Accounting rules for certain of our investments are highly complex and involve significant judgment and assumptions, and changes in such rules, accounting interpretations or our assumptions could adversely impact our ability to timely and accurately prepare our financial statements.

Accounting rules for mortgage loan sales and securitizations, valuations of financial instruments, investment consolidations and other aspects of our anticipated operations are highly complex and involve significant judgment and assumptions.  These complexities could lead to a delay in preparation of financial information and the delivery of this information to our stockholders.  Changes in accounting rules, interpretations or our assumptions could undermine our ability to prepare timely and accurate financial statements, which could result in a lack of investor confidence in our publicly filed information and could materially and adversely affect the market price of our common stock.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, including impairment charges, and the degree to which we encounter competition in our markets and general economic conditions.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

Certain of our executive officers and directors, and the members of the investment committee of our Investment Advisor serve or may serve as officers, directors or principals of other entities and affiliates of our Investment Advisor and investment funds managed by our Investment Advisor and its affiliates.  Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us.  For example, Philip N. Duff, Andre A. Hakkak and Barbara J. S. McKee each are and, following this offering, will continue to be, managing members of our Investment Advisor with significant responsibilities for other White Oak Funds.  As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our Investment Advisor.  Therefore, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

We will pay management and incentive fees to our Investment Advisor, and will reimburse our Investment Advisor for certain expenses it incurs.  As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.  Our Investment Advisor’s base management fee will be based on a percentage of our total assets (including assets purchased with borrowed funds) and our Investment Advisor may have conflicts of interest in connection with decisions that could affect the Company’s total assets, such as decisions as to whether to incur debt in order to increase the Company’s total assets.  Accordingly, there may be times when our Investment Advisor has interests that differ from those of our stockholders, giving rise to a conflict of interest.

Furthermore, under the terms of the Weston Agreement, our Investment Advisor has agreed to pay the Fee Sharing Amount to Weston Capital Management, LLC.  The requirement to pay the Fee Sharing Amount will only apply to income received from us, and not from other White Oak Funds.  Further, the incentive fee structures of the other White Oak Funds are, and may be in the future, more profitable to our Investment Advisor than that provided by us.  As a result, our Investment Advisor may be induced to allocate investment opportunities to other White Oak Funds instead of to us in order to avoid paying the Fee Sharing Amount, thus giving rise to potential conflicts of interest.

In addition to the incentive fees that may be earned by our Investment Advisor, the Principals of our Investment Advisor, through their collective ownership of the general partner of the Predecessor Fund, will beneficially ownmillion shares of our common stock, issued in a private placement in connection with this offering, as payment for the general partner’s Interest in the Predecessor Fund.  Mr. Duff, Mr. Hakkak and Ms. McKee will also acquire shares of our common stock in the Management Private Placement.  If, after the agreed upon lock-up period of  days from the date of this prospectus, the Principals decide to sell their shares, our interests and those of our Investment Advisor will become less aligned, and the execution of our business plan and our results of operations could be materially and adversely affected.

If we do not receive the exemptive relief requested from the SEC to permit us to co-invest with other White Oak Funds, our Investment Advisor will allocate potential investment opportunities between us and other applicable White Oak Funds in accordance with its internal allocation policy, subject to Advisers Act restrictions and 1940 Act limitations on co-investments.  Nevertheless, it is possible that we may not be given the opportunity to make certain investments because such opportunities are allocated by our Investment Advisor to other White Oak Funds.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us.  The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments.  As a consequence, conflicts of interest may arise in connection with decisions made by our Investment Advisor, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.  In selecting and structuring investments appropriate for us, our Investment Advisor will consider the investment and tax objectives of the Company and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

The involvement of our Investment Advisor’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments will generally not be in publicly traded securities.  As a result, the value of these securities will not be readily available.  We will value these securities at fair value as determined in good faith by our board of directors.  In connection with that determination, investment professionals from our Investment Advisor will prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company.  The participation of our Investment

Advisor’s investment professionals in our valuation process could result in a conflict of interest as our Investment Advisor’s base management fee is based on our total assets.

The Investment Advisory and Management Agreement with our Investment Advisor was not negotiated on an arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

The Investment Advisory and Management Agreement was negotiated between related parties and its terms, including fees payable to our Investment Advisor, may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.  In addition, we may choose not to enforce, or to enforce less vigorously, our rights under the Investment Advisory and Management Agreement because of our desire to maintain our ongoing relationship with our Investment Advisor and its affiliates.

Our Investment Advisor’s liability will be limited under the Investment Advisory and Management Agreement, and we are required to indemnify our Investment Advisor against certain liabilities, which may lead our Investment Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Pursuant to the Investment Advisory and Management Agreement, our Investment Advisor will not assume any responsibility to us other than to render the services called for thereunder, and it will not be responsible for any action of our board of directors in following or declining to follow our Investment Advisor’s advice or recommendations.  Our Investment Advisor maintains a contractual as opposed to a fiduciary relationship with us.  Under the terms of the Investment Advisory and Management Agreement, our Investment Advisor, its officers, members, personnel, any person controlling or controlled by our Investment Advisor and any person providing sub-advisory services to our Investment Advisor will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory and Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Investment Advisor’s duties under the Investment Advisory and Management Agreement.  In addition, we have agreed to indemnify our Investment Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory and Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory and Management Agreement.  These protections may lead our Investment Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our Investment Advisor incentive compensation even if we incur a loss and we may pay more than 15.0% of our net capital gains because we cannot recover payments made in previous years.

Our Investment Advisor will be entitled to receive incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter.  Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter.  Thus, we may be required to pay our Investment Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

To the extent we or our Investment Advisor are able to exert influence over our portfolio companies, these hurdles may provide our Investment Advisor (subject to its fiduciary duty to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption.  Acceleration of obligations may result in stockholders’ recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition.  Any such inducement by our Investment Advisor solely for the purpose of adjusting the incentive fees would be a breach of our Investment Advisor’s fiduciary duty to us.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash.  If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.  Our Investment Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.  Additionally, if we pay an incentive fee of 15.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our Investment Advisor’s incentive fee and the Weston Agreement may induce our Investment Advisor to make certain investments, including speculative investments.

The incentive fee payable by us to our Investment Advisor may create an incentive for our Investment Advisor to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.  Additionally, under the terms of the Weston Agreement, the requirement that our Investment Advisor pay the Fee Sharing Amount to Weston Capital Management, LLC will reduce our Investment Advisor’s net income.  In order to compensate for such a reduction in net income, the Weston Agreement may create an incentive for our Investment Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a fee sharing arrangement in order to increase the incentive fee payable by us.

The way in which the incentive fee payable to our Investment Advisor is determined, which is calculated as a percentage of the return on invested capital, may encourage our Investment Advisor to seek to use leverage in the future to increase the return on our investments.  Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering.  In addition, our Investment Advisor will receive the incentive fee based, in part, upon net capital gains realized on our investments.  Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains.  As a result, our Investment Advisor may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities.  In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that are riskier but provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.  Such practices could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Our ability to enter into transactions with our affiliates will be restricted in the absence of exemptive relief from the SEC.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC.  The 1940 Act prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC.  We and our Investment Advisor believe it would be advantageous for us to co-invest with other White Oak Funds.  Although we have applied for exemptive relief from the SEC to permit co-investments with other White Oak Funds, there can be no assurance that we will receive the exemptive relief requested, that if the SEC grants us exemptive relief it will be on the terms requested by us, or that the terms of such exemptive relief, even if granted, would be acceptable to us if the terms under which the SEC grants relief differ from those we proposed.  If we do not receive the exemptive relief requested and are unable to co-invest with other White Oak Funds, we may be precluded from taking advantage of certain investment opportunities.

Additionally, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors.  If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or such person’s affiliates, or entering into joint transactions with such person, absent the prior approval of the SEC.

Any of these limitations could impair our ability to pursue what we would otherwise believe to be attractive investment opportunities, which could materially and adversely affect our operating results.

RISKS RELATING TO OUR INVESTMENTS

The price that we will pay to acquire the Interests in the Predecessor Fund may be greater than what an unaffiliated third-party would pay for such Interests or what we would pay if the underlying investments in the Predecessor Fund’s portfolio were publicly traded.

The aggregate purchase price for the Interests is an amount equal to        % of the NAV of the Predecessor Fund’s portfolio, after deducting fees and expenses payable by the Predecessor Fund.  This NAV is based on the estimated fair value of the Predecessor Fund’s portfolio as of, 2010, determined and approved by our board of directors in accordance with our accounting procedures.  Because all of the underlying investments in the Predecessor Fund’s portfolio are not publicly traded, there is no single market price for any of the assets in the Predecessor Fund’s portfolio and the actual value of the Predecessor Fund’s portfolio may be less than the value determined by our board of directors.  In addition, the aggregate purchase price of the Interests in the Predecessor Fund has not been negotiated with an unaffiliated third-party.  Consequently, the price we pay to acquire the Interests in the Predecessor Fund, and in turn, the Predecessor Fund’s portfolio, may be in excess of what we otherwise would pay if we had negotiated the acquisition on an arm’s length basis with an unaffiliated third-party or if the underlying investments in the Predecessor Fund’s portfolio were publicly traded.

We may suffer credit losses.

Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk.  These risks are likely to increase during an economic recession, such as the recent economic recession that the U.S. and many other economies have been experiencing.

We have not entered into any binding agreements with respect to any additional portfolio company investments we intend to acquire using the proceeds of this offering other than the investments in the Predecessor Fund’s portfolio.

Other than the investments in the Predecessor Fund’s portfolio, we have not entered into any binding agreements with respect to any additional portfolio company investments that we have identified and intend to acquire with the proceeds of this offering.  We cannot assure you that we will actually make any such purchases.  As a result, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock.  Additionally, subject to oversight by our board of directors, our investments will be selected by our Investment Advisor and our stockholders will not have input into such investment decisions.  Both of these factors will increase the uncertainty, and thus the risk, of investing in our common stock.

Investments in middle-market businesses involve a number of significant risks.

Investments in U.S. middle-market businesses, particularly private companies, involve a number of significant risks, including:

•
these companies may have limited financial resources and may default on, or otherwise be unable to meet, their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
a lack of public information available about these companies and their businesses, operations and financial condition, which subjects us to a risk of loss on our investment if the investment professionals of our Investment Advisor are unable to uncover all material information about these companies;

•
they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material and adverse impact on our portfolio company and, in turn, on us;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.  In addition, our executive officers, directors and our Investment Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs.

When we invest in certain debt instruments, we may acquire warrants or other equity securities as well.  Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests.  However, the equity interests we receive may not appreciate in value and, in fact, may decline in value.  Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience, which may have a material and adverse effect on our operating results.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods.  Therefore, our non-accruing assets are likely to increase and the value of our portfolio is likely to decrease during these periods.  Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments.  Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.  Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.  These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own.  We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to:  (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources.  We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.  Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.  We may not have the funds or ability to make additional investments in portfolio companies.  Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies, and consequently, we may not be in a position to control the company and therefore be subject to management of the company making decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments.  By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments.  These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt.  Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment.  After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us.  In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If we invest in a portfolio company that has debt or equity interests that rank senior to our investment, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests.  Furthermore, to the extent an investment is secured by collateral consisting of property, plant and equipment, intellectual property and/or a borrower’s cash flows, the value of such collateral may be impaired by certain business decisions beyond our control.  As a result, a portfolio company may act in a manner that could decrease the value of our portfolio holdings.

There may be circumstances where our debt investments could become subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize all or a portion of our debt investment to be subordinate to that of other creditors.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders.  We cannot assure you that such claims will not arise or that we will not be subject to significant liability if a claim of this type did arise.

We may incur contingent liabilities with respect to the portfolio companies in the Predecessor Fund’s portfolio.

In connection with our acquiring the Interests in the Predecessor Fund, we will be responsible for all funding obligations and other commitments in connection with the portfolio companies in the Predecessor Fund’s portfolio.  While we have not identified any liabilities of the Predecessor Fund to which we might become subject, a third-party might seek to allege a contingent liability claim against us that ultimately results in our having to satisfy funding obligations.  These claims might require us to use the net proceeds from this offering and the Management Private Placement to satisfy funding obligations or commitments we assume with respect to the Predecessor Fund’s portfolio, which would prevent us from investing in other opportunities and could materially and adversely affect our results of operations.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities.  In connection with the disposition of an investment in private securities of a portfolio company, we may be required to make representations about the business and financial affairs of such portfolio company typical of those made in connection with the sale of a business.  We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities.  These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our returning certain distributions previously made to us.

If we invest in the securities and obligations of distressed or bankrupt issuers, we might not receive interest or other payments.

            We are authorized to invest in the securities and obligations of distressed or bankrupt issuers, including debt obligations that are in covenant or payment default.  Such investments generally are considered highly speculative.  The repayment of defaulted obligations is subject to significant uncertainties.  Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Investments with second priority liens on collateral securing loans that we may make to our portfolio companies may be subject to control by senior creditors with first priority liens.  If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

We may make certain loans to portfolio companies that will be secured on a second priority basis by the same collateral securing senior secured debt of such companies.  The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans.  The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us.  In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors.  There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.  If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt.  Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:  commencement of enforcement proceedings against the collateral; control of the conduct of such proceedings; approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents.  We may not have the ability to control or direct such actions, even if our rights are materially and adversely affected.

Investments in equity securities of portfolio companies involve a substantial degree of risk, and we may lose some or all of our investment.

We may purchase or otherwise acquire common stock and other equity securities of portfolio companies.  The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success.  Investments in equity securities of portfolio companies involve a number of significant risks, including:

•
any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

•
in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies.  Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company.  It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments.  In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

There are special risks associated with investing in preferred securities, including:

•
preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any material and adverse consequences to the issuer.  If we own a preferred security that is deferring its distributions, we may be required to report income for U.S. federal income tax purposes despite not receiving cash in respect of such security.

•	preferred securities are subordinated debt in terms of priority to corporate-level income and liquidation payments, and therefore will be subject to greater credit risk than debt.

•	preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt of foreign companies.  Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies.  These risks include, but are not limited to, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.  We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective, and if they are employed at inopportune times, significant losses may be incurred.

In addition, we may invest in U.S. dollar-denominated instruments in a company where the obligation is secured by collateral located in another country.  This may expose us to additional risks not typically associated with loans secured by assets located in the United States, including the ability to expeditiously foreclose on such collateral and transfer the proceeds of such sale to the United States.  In addition, such proceeds may be subject to foreign taxes and currency exchange risks.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions.  We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates.  Use of these hedging instruments may include counter-party credit risk.  Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline.  However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.  Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase.  Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to predict movements, currencies and interest rates correctly.  Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary.  Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.  In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We will initially invest a portion of the net proceeds of this offering and the Management Private Placement primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated from our planned investments, and we cannot assure you that we will be able to successfully deploy these proceeds in accordance with out investment objective within the timeframe we have contemplated.

We will initially invest a portion of the net proceeds of this offering and the Management Private Placement primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments.  These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.  As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.  If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

We currently anticipate that $          million of the net proceeds of this offering and the Management Private Placement will be invested in accordance with our investment objective within six months after the completion of our IPO.  We cannot assure you, however, that we will be able to identify a sufficient number of suitable investment opportunities to allow us to deploy substantially all of the net proceeds of this offering and the Management Private Placement successfully in that timeframe.  To the extent we are unable to invest substantially all of the net proceeds of this offering and the Management Private Placement within our contemplated timeframe after the completion of our IPO, our investment income, and in turn our results of operations, will likely be materially and adversely affected.

Requirements to repay indebtedness to us may harm the value of a portfolio company, increasing our risk of loss if such portfolio company breaches a covenant.

Most of the debt in which we invest will be secured by the property, plant and equipment, intellectual property and/or a borrower’s cash flows.  If a portfolio company breaches a covenant and we require that a loan be repaid to us prior to its stated maturity, the operating results of such portfolio company may be harmed significantly, which could materially and adversely affect any remaining payment obligations such portfolio company has to us, the value of the collateral securing such obligations or the value of such portfolio company generally.  As a result, we may not be repaid in a timely manner or may realize losses on our investment.  Additionally, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions.  Additionally, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.  Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status.  As a result, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.   If we do not maintain a sufficient cash balance or are unable to utilize leverage, we may have to sell some of our investments at times we would not consider advantageous, raise debt or additional equity capital or reduce new investment organizations in order to meet these distribution requirements.  Additionally, because we will not receive cash payments from PIK interest until the end of a loan term, there is an added risk that, despite having to include PIK interest as income for U.S. federal income tax purposes, we may never receive cash payments in the event the portfolio company defaults on the loan.  Any of the foregoing could materially and adversely affect our operating results and, in turn, our ability to pay dividends.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.  We have not established a minimum distribution payment level, and our ability to make distributions to our stockholders may be materially and adversely affected by the risk factors described in this prospectus.

Investors in this offering will incur immediate dilution upon the closing of this offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $ per share, or % (based on an assumed initial public offering price of $           per share, which is the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), because the price that you pay will be greater than the pro forma NAV per share of the shares you acquire.  This dilution is in large part due to (i) the expenses incurred by us in connection with the consummation of this offering and (ii) the payment of cash and the issuance of shares of our common stock at an assumed offering price of our common stock of $           per share in our IPO (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus) to compensate the Predecessor Fund Investors for their Interests.  Accordingly, investors in this offering will pay a price per share that exceeds the tangible book value per share after the closing of the offering.  See “Dilution.”

Recently enacted legislation may result in withholding on payments with respect to our common stock to certain Non-U.S. stockholders.

Legislation was recently enacted that changes the rules relating to withholding on U.S.-source related payments to certain Non-U.S. stockholders.  See “Material U.S. Federal Income Tax Considerations—Recently Enacted Legislation” below.

Shares of closed-end investment companies, including BDCs, may trade at a discount to their NAV.

Shares of closed-end investment companies, including BDCs, may trade at a discount from NAV.  This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our NAV per share may decline.  We cannot predict whether our common stock will trade at, above or below NAV.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

As with any stock, the price of our shares will fluctuate with market conditions and other factors.  If shares are sold, the price received may be more or less than the original investment.  Whether stockholders will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale.  We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained.  Shares of companies offered in an IPO often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses.  Therefore, our shares may be more appropriate for long-term investors than for investors with shorter investment horizons and should not be treated as trading vehicles.

The market price of our common stock may fluctuate significantly.

The price of the common stock that will prevail in the market after the offering may be higher or lower than the price you pay.  The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our Investment Advisor’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

If a substantial number of shares of our common stock become available for sale in the public market and are sold in a short period of time, the market price of our common stock could decline.

Upon completion of this offering,               million shares of our common stock will be outstanding, assuming no exercise of the underwriters’ overallotment option to purchase additional shares.  Of these shares,               million shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act of 1933, as amended, or the “Securities Act,” and               million shares of our common stock will be “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act and may not be resold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

Pursuant to a registration rights agreement to which we are a party, we have agreed to file registration statements in respect of an aggregate of approximately               million shares of common stock that will be held by certain the Predecessor Fund Investors who have elected to receive shares of our common stock as payment for their Interests in the Predecessor Fund, to the extent such shares are not freely tradable pursuant to Rule 144 or otherwise.  In connection with that registration rights agreement, those Predecessor Fund Investors agreed that, for a period of 365 days from the date of this prospectus, they will not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock.  The registration rights agreement grants these Predecessor Fund Investors certain demand, piggy-back and shelf registration rights beginning               days after the consummation of our IPO.

Additionally, we, our executive officers and directors, and certain other employees or affiliates of our Investment Advisor have entered into lock-up agreements with the underwriters.  Under these agreements, subject to certain exceptions, we and each of these persons may not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock.  These restrictions will be in effect for a period of 180 days after the date of this prospectus for us and a period of 365 days after the date of this prospectus for our executive officers and directors, and certain other employees or affiliates of our Investment Advisor.  At any time and without public notice, the representatives of the underwriters may in their sole discretion release some or all of the securities from these lock-up agreements.

Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could materially and adversely affect the prevailing market prices for our common stock.  If this occurs and continues it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Individuals and entities affiliated with our Investment Advisor will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control.

After the completion of this offering and the other transactions described in this prospectus, and assuming no exercise of the underwriters’ overallotment option to purchase additional shares, the Principals and other individuals and entities affiliated with our Investment Advisor will beneficially own, in the aggregate, approximately         % of the outstanding shares of our common stock.  As a result, these individuals may be able to exert influence over our management and policies.  The Principals and affiliates of our Investment Advisor may also acquire additional shares of our equity securities in the future.  This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of the Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of the Company or may materially and adversely affect the market price of our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have a material and adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors.  We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act.  Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors.  If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third-parties from trying to acquire control of us and increase the difficulty of consummating such an offer.  Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person.  If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.  Additionally, our charter provides that a director may only be removed for cause upon the affirmative vote of holders of two-thirds of the votes entitled to be cast in the election of directors.  Vacancies may be filled only by a majority of the remaining directors in office, even if less than a quorum.  These requirements make it more difficult to change our management by removing and replacing directors and may prevent a change in control of our company that is in the best interests of our stockholders.  These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.  See “Description of Our Capital Stock—Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “seek,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters.  You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this prospectus reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement.  Statements regarding the following subjects, among others, may be forward-looking:

•	use of proceeds of this offering;

•	our business and investment strategy;

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our expected investments, and the return or impact of such investments;

•	our ability to obtain financing arrangements;

•	our expected leverage;

•	general volatility of the securities markets in which we invest;

•	the receipt of an exemptive order from the SEC, on favorable terms to us, permitting co-investments with other White Oak Funds;

•	our expected co-investment allocations and related requirements;

•	changes in interest rates and the market value of our investments;

•	changes in prepayment rates on our investments;

•	our contractual arrangements and relationships with third-parties;

•	the ability of our Investment Advisor to identify suitable investments for us and to monitor and administer our investments, including those in the Predecessor Fund’s portfolio;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to maintain our qualification as a BDC or a RIC;

•	impact of changes in governmental regulations, tax law, interest rates and similar matters;

•	the ability of our portfolio companies to achieve their objectives;

•	rates of default or decreased recovery rates on our investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	availability of qualified personnel;

•	estimates relating to our ability to make distributions to our stockholders in the future;

•	our understanding of our competition; and

•	market trends in our industry, interest rates, loan valuations, the middle-market or the general economy.

Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements.  Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering.

ACQUISITION OF THE PREDECESSOR FUND

In connection with this offering, we will acquire the Predecessor Fund in a series of transactions as more fully described below.  The Predecessor Fund was established on October 1, 2007 and consolidated the trading of two feeder funds, White Oak Strategic Fund, L.P. and White Oak Strategic Fund, Ltd. The Predecessor Fund is managed by our Investment Advisor.  Additionally, both the Seed Investor and the Predecessor Fund’s general partner invested directly in the Predecessor Fund.  The general partner of the Predecessor Fund consists of individuals who are Principals of our Investment Advisor and is an affiliate of our Investment Advisor.

As of                      , 2010, each of the limited partners and the general partner of the Predecessor Fund has executed a partnership sale agreement with us, which we collectively refer to as the “Agreements,” pursuant to which the limited partners and the general partner have agreed to exchange their Interests for notes issued by us.  The aggregate purchase price for the Interests is an amount equal to        % of the NAV of the Predecessor Fund’s portfolio, determined within 48 hours of the pricing of our offering, after deducting fees and expenses payable by the Predecessor Fund.  The purchase price will be paid upon the closing of our IPO through a combination of cash and shares of our common stock valued on a per share basis at the initial public offering price of our shares of common stock in this offering.  The limited partners elected, under the Agreements, whether to receive cash or shares of our common stock (or a combination of both) as payment of the principal amount due under the notes.  The general partner may only receive shares of our common stock as payment of the principal amount due under the note issued to it.  The payment of amounts due under the notes, either in cash or stock, is contingent on the closing of our IPO.  In the event that we do not close our IPO by                                        , 2010, under the terms of the Agreements, we will cancel our notes and deliver to the limited partners and the general partner their original respective Interests in the Predecessor Fund.

We will acquire the Interest of the general partner through a wholly-owned subsidiary.

On                                  , 2010, prior to our election to be treated as a BDC, pursuant to the Agreements, the limited partners and the general partner of the Predecessor Fund received the notes issued by us in consideration for their Interests in the Predecessor Fund.  The notes will not pay interest.  Upon the closing of our IPO, the principal amount due under the notes issued to the limited partners will be paid in cash and shares of our common stock in the allocations set forth in the Agreements and the principal amount due under the note issued to the general partner will be paid in shares of our common stock.  The general partner and those limited partners electing to receive shares of our common stock pursuant to the Agreements will receive the number of shares equal to the principal amount of their respective notes divided by the initial per share public offering price.

The NAV of the Predecessor Fund’s portfolio as of December 31, 2009 was $192.3 million.  Solely for the purposes of estimating the amounts of cash and shares of our common stock that the limited partners and the general partner of the Predecessor Fund will receive as consideration for the acquisition of the Interests, we determined the NAV of the Predecessor Fund’s portfolio as of                          , 2010 to be $          million.  The actual purchase price payable pursuant to the notes will be based on our determination of the Predecessor Fund’s portfolio as of a date within 48 hours of the pricing of this offering.  These determinations of NAV will be made consistent, in all material respects, with quarter-end determinations of NAV, as more fully described elsewhere in this prospectus.  See “Determination of Net Asset Value.”

Based on our estimate of NAV of $          million as of             , 2010 and the elections made by the limited partners of the Predecessor Fund and assuming an initial public offering price of $      per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), the limited partners of the Predecessor Fund will receive $       million in cash (or    % of the aggregate consideration) and the limited partners and the general partner of the Predecessor Fund will receive an aggregate of       shares of our common stock having a value of $        million (or     % of the aggregate consideration), including        shares of our common stock having a value of $        million to be received by the general partner.

For purposes of determining the aggregate purchase price of the Predecessor Fund, the determination of the Predecessor Fund’s NAV will be made by our board of directors in accordance with our accounting procedures and based upon (i) the current market values of the Predecessor Fund’s insurance side-car loans and senior secured rights on revenue loans and (ii) the valuations of the Predecessor Fund’s asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) by an unaffiliated third-party valuation firm.  The determination of NAV will be consistent in all material respects with quarter-end determinations of NAV, as more fully described in this prospectus.  See “Determination of Net Asset Value.”

Shares issued to the limited partners and the general partner will be unregistered and subject to a registration rights agreement between us and those parties.  The general partner and the limited partners electing to receive shares of our common stock have agreed to a lockup of 365 days following the date of this prospectus in respect of any shares received.  See “Shares Eligible for Future Sale.”

Upon or following the closing of our IPO and as part of an internal reorganization, the Predecessor Fund will distribute in-kind to us the assets of the Predecessor Fund in exchange for the redemption of our limited partnership interests and the partnership interest we acquired from the general partner.

The Agreements contain certain representations and warranties by the general partner of the Predecessor Fund (on behalf of the Predecessor Fund) including but not limited to that the Predecessor Fund has title to the loans in the Predecessor Fund’s portfolio, that none of the loans in the Predecessor Fund’s portfolio are subject to any liens and that the Predecessor Fund is not in breach or default of any of its obligations under the agreements governing such loans.

The Agreements and the transactions contemplated thereby were approved by our board of directors on                            , 2010 (including a majority of our non-interested directors) following a determination by our board of directors that the terms thereof, including the consideration to be paid, are reasonable and fair to our stockholders and in our best interests, and are consistent with our investment policies.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of                       million shares of our common stock in this offering will be approximately $million (or approximately $ million if the underwriters fully exercise their overallotment option to purchase additional shares), in each case assuming an initial public offering price of $          per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions of $           million payable by us and estimated organizational and offering expenses of approximately $     million payable by us.  We estimate that the net proceeds we will receive in the Management Private Placement will be $                million.

We estimate that $                                million of the net proceeds from this offering and the Management Private Placement will be used to pay the Predecessor Fund Investors who have elected to receive cash as payment for their Interests in the Predecessor Fund.

Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status. Whether our cash flow from operations becomes sufficient to meet these dividend requirements will be dependent upon, among other things, how quickly we are able to deploy the proceeds from this offering, the interest rate characteristics of the new investments we make and how quickly the investments being acquired from the Predecessor Fund with PIK interest rate components are repaid.  In the interim, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.  See “Risk Factors—Risks Relating to our Business—We may have difficulty paying our required distributions in cash if we recognize income before or without receiving cash representing such income.”

The remaining balance of the net proceeds of this offering and the Management Private Placement will be used by us in accordance with our investment objective and the strategy described in this prospectus and to pay our operating expenses.  Other than the cash balance referred to above, we anticipate that substantially all of the net proceeds of this offering and the Management Private Placement will be used by us to make investments in accordance with our investment objective and the strategy described in this prospectus and to pay our operating expenses within six months, depending on the availability of appropriate market opportunities consistent with our investment objective and market conditions.  We cannot assure you we will achieve our targeted investment pace.

Pending such use, we will invest the net proceeds of this offering and the Management Private Placement and our cash balance primarily in cash, cash equivalents, U.S. government securities and other high quality short-term investments.  These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.  As a result, we may not be able to achieve our investment objective and dividends we pay during this period, if any, may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.  If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.  See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution.  Our quarterly dividends, if any, will be determined by our board of directors.

To maintain our RIC status, we must distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.  In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment.  The consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”  We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings or applicable law.  See “Risk Factors—Risks Relating to our Business—We will be subject to corporate-level income tax if we are unable to qualify as a RIC, which would materially and adversely affect our results of operations and financial condition.”

We will maintain an “opt out” dividend reinvestment plan for our common stockholders.  As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.  See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2009:

•	on an actual basis; and

•	on an as adjusted basis to reflect:

•
the payment of $                                          million in cash and the issuance ofmillion shares of our common stock to acquire the Interests, based upon an NAV of the Predecessor Fund’s portfolio as of, 2010 and an assumed initial public offering price of our common stock of $          per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus).

•	on an as further adjusted basis to reflect:

•
the sale of                     million shares of our common stock in this offering at an assumed initial public offering price of $          per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus); and

•
the sale of                      million shares of our common stock in the Management Private Placement at an assumed offering price of $          per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus).

You should read this table together with “Use of Proceeds” and our financial statements included elsewhere in this prospectus.

	As of December 31, 2009
		As adjusted for the Acquisition of the Interests in the Predecessor Fund			As further adjusted for the Offering and the Management Private Placement(1)
	Actual
			(unaudited)		(unaudited)
Cash	$8	$		$
Investments	--
Total assets	8
Liabilities:
Organization expenses payable	--
Total liabilities	--

Stockholders’ equity:
Common stock, $0.01 par value per share (1,000 shares authorized; 40 shares outstanding actual and as adjusted and shares authorized and outstanding as further adjusted)	--

Additional paid-in-capital	40

Retained earnings (deficit)	(32)

Total stockholders’ equity	8

Total capitalization	$8	$		$

________________

(1)	Excludes shares of common stock if the underwriters fully exercise their overallotment option to purchase additional shares.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the as adjusted NAV per share after (a) the completion of this offering; (b) the sale of   million shares of our common stock in the Management Private Placement and (c) the payment of $     million in cash and the issuance of       million shares of our common stock to pay amounts due under notes issued to the Predecessor Fund Investors to acquire their Interests.  NAV per share is determined by dividing our NAV, which is our total assets less total liabilities, by the number of outstanding shares.

Immediately prior to this offering, our NAV will be $     million, or approximately $     per share.  After giving effect to (a) the sale of million shares of our common stock in this offering and assuming an initial public offering price of $           per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $     million payable by us; (b) the sale of      million shares of our common stock in the Management Private Placement assuming an offering price of $                                 per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus) and (c) the payment of $    million in cash and the issuance of           million shares of our common stock to acquire the Interests, based upon an NAV of the Predecessor Fund’s portfolio as of     , 2010 and an assumed initial public offering price of our common stock of $          per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), our as adjusted NAV is expected to be approximately $     million, or approximately $     per share, representing an immediate decrease in NAV of $     per share, or     %, to shares sold in this offering.  The foregoing assumes no exercise of the underwriters’ overallotment option to purchase additional shares.  If the underwriters’ overallotment option to purchase additional shares is exercised in full, there would be an immediate decrease in NAV of $     per share, or     %, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Initial public offering price per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus)	$
NAV before this offering	$
As adjusted NAV after (a) this offering; (b) the sale of          million shares of our common stock in the Management Private Placement and (c) the payment of $million in cash and the issuance ofmillion shares of our common stock to acquire the Interests
$
Dilution to stockholders in this offering (without exercise of the underwriters’ overallotment option to purchase additional shares)	$

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties.  Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.  You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly-organized specialty finance company, incorporated in Maryland on June 22, 2009, that will originate and manage a portfolio of senior secured loans primarily made to private U.S. middle-market businesses, a market segment which we believe is underserved by the lending community.  We define middle-market businesses as those businesses with enterprise values of between $50 million and $750 million.  We may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities.

Our investment strategy, which was developed by our Investment Advisor and implemented in the Predecessor Fund, is primarily to originate senior secured loans to companies with enterprise values of between $50 million and $500 million.  We define enterprise value as market capitalization plus debt, minority interest and preferred shares, minus cash and cash equivalents.  We seek to provide stable returns and protect against loss of principal by investing in loans that are secured by collateral, including, depending on the transaction,  property, plant and equipment, intellectual property and/or a borrower’s cash flows.  We believe our focus on investments that provide returns through contractual interest payments, as opposed to capital gains, should allow us to provide consistent dividend distributions and attractive risk adjusted total returns to our stockholders.

We are externally managed by our Investment Advisor, whose investment committee is comprised of the Principals and a senior managing director of our Investment Advisor.  Our Investment Advisor was formed in March 2007 and is registered with the SEC under the Advisors Act.  Our Investment Advisor managed approximately $253 million of assets under management as of December 31, 2009.

In connection with this offering, we plan to acquire the Predecessor Fund, a Cayman Islands exempted partnership which was formed and commenced operations on October 1, 2007.  The Predecessor Fund was organized for the purpose of trading and investing in securities and has three limited partners:  White Oak Strategic Fund, L.P., a Delaware limited partnership; White Oak Strategic Fund, Ltd., a Cayman Islands investment company; and the Seed Investor.  White Oak Strategic Fund, L.P. and White Oak Strategic Fund, Ltd. have invested substantially all of their assets in the Predecessor Fund.  The Predecessor Fund is managed by White Oak Partners, LLC, as the general partner of the Predecessor Fund, and by our Investment Advisor, through an investment management agreement which will be terminated upon the consummation of this offering.

Our financial statements prior to the completion of this offering reflect the operations of the Predecessor Fund.  Comparisons between the historical results of the Predecessor Fund and our future expected results may be difficult.  For instance, the performance results of the Predecessor Fund include a base management fee and performance allocation which is substantially different from the base management fee and incentive fees to be charged by us.  The Predecessor Fund has charged a base management fee of approximately 2% of assets under management and a performance allocation of 20% of the profits of the fund on an annual basis.  We will charge a base management fee of 1.75% of our total assets (including assets purchased with borrowed funds, if any) and a two-part incentive fee based on our performance.  Under the first component, we will pay our Investment Advisor 15.0% of the amount by which our pre-incentive fee net investment income for any quarter exceeds 1.75% (which is 7.0% annualized) of our net assets as of the end of the immediately preceding quarter, subject to a “catch-up” provision pursuant to which our Investment Advisor receives all of such income in excess of the 1.75% hurdle rate but is less than 2.06% (which is 8.24% annualized).  The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.06% in any calendar quarter, our Investment Advisor will receive 15.0% of such income as if the 1.75% hurdle rate did not apply.  Under the second component, we will pay our Investment Advisor at the end of each calendar year 15.0% of our cumulative aggregate realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate unrealized capital depreciation, less the aggregate amount of any previously paid capital gains incentive fees.   See “Investment Advisory and Management Agreement.”

Additionally, we intend to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.  To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, we must distribute to our stockholders, for each taxable year, an amount equal to at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of net short-term capital gain over net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”  See “Risk Factors—Risks Relating to our Business—We will be subject to corporate-level income tax if we are unable to qualify as a RIC, which would materially and adversely affect our results of operations and financial condition.”

The Predecessor Fund operated as a private investment company and was not subjected to these requirements.  The Predecessor Fund originated asset-backed loans which contain cash interest provisions and PIK interest components, or a combination of both.  The PIK interest provision calls for all or some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity.  Therefore, there can be no assurance that the historical portfolio of asset-backed loans would have provided sufficient timely cash flows in order to meet the RIC annual distribution requirement.  However, we will seek to originate asset-backed loans which are expected to provide a greater portion of the cash interest component as compared to PIK interest.  Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status. Whether our cash flow from operations becomes sufficient to meet these dividend requirements will be dependent upon, among other things, how quickly we are able to deploy the proceeds from this offering, the interest rate characteristics of the new investments we make and how quickly the investments being acquired from the Predecessor Fund with PIK interest rate components are repaid.  In the interim, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.  In pursuing loans with a greater portion of the cash interest component, we may find that the overall return that we achieve on our asset-backed loans diminishes.  See “Risk Factors—Risks Relating to our Business—The Company may not replicate our Investment Advisor’s or the Predecessor Fund’s past performance and the members of the investment committee of our Investment Advisor may not be able to achieve the same or similar results as they achieved in their prior employment.”

Finally, as a public company, we will incur expenses which the Predecessor Fund either did not previously pay or which we expect to be greater than the amounts previously paid by the Predecessor Fund.  These expenses include costs such as the compensation to our board of directors, additional administrative costs associated with legal, audit, tax and compliance with public reporting requirements, including the Sarbanes-Oxley Act, listing fees and organization costs.  Offsetting these anticipated increased expenses are expenses which we believe will be less than amounts previously paid by the Predecessor Fund, which include certain administrative expenses and base management and incentive fees.  The Predecessor Fund previously paid administrative expenses associated with the monthly and annual reporting to its limited partners.  As a public company, we will not incur these costs.  Additionally, our base management and incentive fees are less than the base management fee and incentive allocation of the Predecessor Fund.

Current Market Trends and Outlook

The global capital markets entered into a period of disruption in 2007, which has continued into 2010, as evidenced by a lack of liquidity in the debt capital markets, volatility in the equity capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions.  Despite actions of the United States federal government and foreign governments, in our view, these events have only recently begun to normalize.

In our view, the credit markets have slowly opened up again, particularly in recent months, making more loans available and signaling confidence in the recovering economy.  However, there is increasing concern that demand for credit is on a huge upsurge and that interest rates will have to move higher in order to accommodate the refinancing needs of many corporate borrowers.  Corporate issuers with investment grade ratings or characteristics will be competing for credit with a broad spectrum of borrowers willing to pay higher rates for this limited capital.  We believe we are positioned to take advantage of this type of credit market.

Investment Strategy

Consistent with our Investment Advisor’s strategy, we will seek to achieve our investment objective by investing in senior secured loans, with terms generally of one to five years, made primarily to private U.S. middle-market businesses, including DIP financings, restructurings and other special situations.  We typically expect these loans to be between $5 million and $40 million, although for loan sizes at the top end of this range we may seek to sell or participate portions of the loan in order to manage our portfolio concentrations.  The Predecessor Fund is the sole lender for $118.8 million, or 71.7%, of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value in its portfolio as of December 31, 2009.  In the future, we will generally seek either to be the sole lender or to co-invest with other White Oak Funds, subject to receipt of a favorable exemptive order issued by the SEC, as described herein.  To a much lesser extent, we may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities, consistent with our election to be treated as a BDC under the 1940 Act and our election to be treated as a RIC under Subchapter M of the Code.

We intend to continue the strategy of the Predecessor Fund and originate new loans through our Investment Advisor’s relationships with middle-market businesses, restructuring firms, financial institutions, financial and legal advisors and financial sponsors.  As of March 31, 2010, our Investment Advisor had a pipeline, in connection with all of its advisory activities, of 42 opportunities, all of which it believes match our investment objective, that aggregated to approximately $550 million of potential transactions.  In addition, as of March 31, 2010, six term sheet proposals had been issued and were being negotiated and these potential investments aggregated to approximately $75 million.  The identified pipeline opportunities, as well as any future opportunities, are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements.  As a result, there is no guarantee if, when or on what terms any of these opportunities will be consummated.

Our Investment Advisor employs a comprehensive investment process that begins when it first learns of a new investment opportunity and continues through the underwriting, collateral monitoring and loan servicing of that investment.  This process incorporates rigorous internal credit analysis, strong oversight of third-party services, including independent valuation firms, and detailed policies and procedures.  We use independent third-parties in servicing and valuing our portfolio, which we believe provides additional transparency and accountability.

We will concentrate our investing activities within industries that we believe have verifiable collateral and/or produce consistent cash flows.  These loans are typically secured by a first priority lien on the assets of the portfolio companies and typically bear interest at fixed rates.  Our Investment Advisor typically targets investments with what we believe are conservative LTVs of 50% or less at the time of origination, the collateral valuations for which are verified by both our Investment Advisor and a third-party valuation firm.  When our Investment Advisor deems appropriate, our Investment Advisor may obtain further support from additional third-party collateral appraisers.  As of December 31, 2009, the asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) in the Predecessor Fund had a weighted average LTV of 50.2%.  In addition, our Investment Advisor will structure what it believes to be comprehensive covenants for our investments that are intended to allow us to act quickly in the event of credit deterioration.  We believe our investment strategy is a low-risk and low-volatility investment strategy and is intended to provide our stockholders with stable returns that are uncorrelated with the capital markets.

The level of our investment activity can and will vary substantially from period to period depending on many factors, including the amount of investment opportunities that meet our investment criteria, the amount of debt and equity capital we have available to deploy, the level of merger and acquisition activity for middle-market businesses, the general economic environment and the competitive environment for the types of investments our Investment Advisor pursues.

Portfolio Summary

Overview

The Predecessor Fund’s investments principally consist of asset-backed loans, insurance side-car loans and senior secured rights on revenue loans.

Total investment income for the year ended December 31, 2009 was approximately $33.9 million and included in this amount was approximately $22.6 million of PIK interest.  In the future, as a RIC, we will be required to distribute at least 90% of our net income annually to our stockholders.  Our Investment Advisor will seek to increase the cash interest portion of new debt originations in order to meet this requirement.  Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status.  Whether our cash flow from operations becomes sufficient to meet these dividend requirements will be dependent upon, among other things, how quickly we are able to deploy the proceeds from this offering, the interest rate characteristics of the new investments we make and how quickly the investments being acquired from the Predecessor Fund with PIK interest rate components are repaid.  In the interim, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.  See “Business” and “Use of Proceeds.”

A summary of the composition of the Predecessor Fund’s investment portfolio at original cost and fair value plus accrued PIK interest as of December 31, 2009 and December 31, 2008 as a percentage of total investments is shown in following tables.  There is no assurance that the portfolio composition will continue at these levels after this offering:

	December 31, 2009	December 31, 2008
Original cost:
Asset-backed loans	88.9%	82.8%
Insurance side-car loans	4.0	9.1
Senior secured rights on revenue loans	7.1	8.1
Total	100.0%	100.0%

The original cost above reflects the initial purchase consideration paid by the Predecessor Fund in order to originate the loan or acquire our interest in the security.

	December 31, 2009	December 31, 2008
Fair value plus accrued PIK interest:
Asset-backed loans	90.8%	85.4%
Insurance side-car loans	3.3	8.1
Senior secured rights on revenue loans	5.9	6.5
Total	100.0%	100.0%

The fair value plus accrued PIK interest above reflects the fair value of the security plus accrued PIK interest, but does not include accrued cash interest.

A summary of the weighted average effective yield on our investment portfolio is shown in following tables:

	December 31, 2009	December 31, 2008
Weighted Average Effective Yield on Debt Investments:(1)
Asset-backed loans	18.1%	19.9%
Insurance side-car loans	3.3	5.8
Senior secured rights on revenue loans	14.7	15.1
Total	17.5%	18.6%

_____________________

(1)
The weighted average effective yield on debt investments is computed as the (a) annual stated interest on asset-backed loans, senior secured rights on revenue loans and insurance side-car loans, divided by (b) the total of the asset-backed loans, senior secured rights on revenue loans and insurance side-car loans at fair value. The weighted average effective yield is computed as of the balance sheet date. As of March 1, 2009, a portion of the contractual PIK interest on our loan to Spectrum Global Fund Administration, LLC is on non-accrual and is not included in the numerator in this calculation.  As of September 1, 2009, all of the cash interest on our loan to the MMFX Borrowers is on non-accrual and is not included in the numerator in this calculation.  However, the fair value of these loans on non-accrual is included in the denominator.

As of December 31, 2009, the outstanding investments in the Predecessor Fund had a weighted average effective yield of approximately 17.5%, of which 4.5% was payable in cash interest and 13.0% was PIK interest.  As of December 31, 2008, the outstanding investments in the Predecessor Fund had a weighted average effective yield of approximately 18.6%, of which 8.5% was payable in cash interest and 10.1% was PIK interest.

A summary of the industry composition of our investment portfolio at original cost and fair value plus accrued PIK interest as of December 31, 2009 and December 31, 2008 as a percentage of total investments is shown in following tables:

Original cost:	December 31, 2009	December 31, 2008
Information technology	22.3%	23.6%
Financials	8.9	10.1
Energy	20.4	18.8
Industrials	2.8	11.8
Materials	15.8	14.7
Healthcare	15.1	11.6
Consumer staples	1.5	1.4
Insurance	13.2	7.9
Total	100.0%	100.0%

Fair value plus accrued PIK interest:	December 31, 2009	December 31, 2008
Information technology	20.7%	23.3%
Financials	7.7	9.7
Energy	26.6	21.8
Industrials	2.4	12.1
Materials	15.1	14.5
Healthcare	13.4	10.7
Consumer staples	1.4	0.8
Insurance	12.7	7.1
Total	100.0%	100.0%

Loans on Non-Accrual Status

During March 2009, the Predecessor Fund discontinued the accrual of a portion of PIK interest on its loan to Spectrum Global Fund Administration, LLC.  The original cost of this loan was approximately $14.1 million.  The fair value of this loan as of December 31, 2009 was approximately $14.2 million.  PIK interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The PIK interest that was not recognized was approximately $0.5 million through December 31, 2009.

During September 2009, the Predecessor Fund discontinued the accrual of all of the cash interest on its loan to the MMFX Borrowers.  The original cost of this loan was approximately $25.0 million.  The fair value of this loan as of December 31, 2009 was approximately $25.0 million.  Cash interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The cash interest that was not recognized was approximately $1.4 million through December 31, 2009.

The Predecessor Fund has taken $3.4 million write-downs on these assets as of December 31, 2009.

Financial Performance

The principal measures of the Predecessor Fund’s financial performance are its net total return and net income.  For the period from October 1, 2007 (commencement of operations) through December 31, 2009, the Predecessor Fund generated net total returns of 27.4%.  This return is presented net of all expenses, including the base management fees and performance allocation to the general partner and our Investment Advisor.  The annual base management fee arrangement was generally 2% of gross assets, charged on a quarterly basis in advance.  The performance allocation arrangement was generally 20% of the net profits after the deduction of all fees and expenses, including the base management fee.  This fee was charged annually as a reallocation of a portion of the limited partners’ interest to the general partner’s interest.  The net total return of 27.4% reflects the deduction of actual base management fees of 1.9% and actual performance allocations of 19.7%.  The difference between the stated base management fee and performance allocation arrangement are primarily due to separate arrangements that the Predecessor Fund had with certain of its investors.

Net total return of the Predecessor Fund was calculated for the limited partner class taken as a whole.  An individual investor’s return and ratios may vary based on different management fee and incentive allocation arrangements, and the timing of capital transactions. For the years ended December 31, 2009 and 2008, the Predecessor Fund generated net total returns of 10.9% and 12.9%, respectively, and, since inception in October 2007, has used leverage to fund only one investment.   We define net total returns for the limited partners as a class as the annual gross realized and unrealized return on the Predecessor Fund's assets less all expenses (including the management and incentive fees payable by the Predecessor Fund), taking into account capital contributions and withdrawals and computed on a monthly compounding basis.   Net total return is a periodic measure of the Predecessor Fund’s overall change in value and assumes the reinvestment of capital gains distributions, if any.  It also assumes that an initial investment is made at the net asset value calculated on the last business day before the first day of each month and a redemption at the price calculated on the last business day of each month.  Under this methodology, we determine the monthly net income applicable to the limited partners in the Predecessor Fund, less incentive fees due to the general partner of the Predecessor Fund.  We divide that amount by the limited partners’ capital in the Predecessor Fund using the beginning of the month value.  We geometrically link these monthly net total returns to arrive at the total compounded returns for the periods presented in this prospectus.

The net total returns for the years ended December 31, 2009 and 2008, and for the period from October 1, 2007 (commencement of operations) through December 31, 2007 were 10.9%, 12.9% and 2.8%, respectively.  The decrease from December 31, 2008 to December 31, 2009 was primarily related to the partial write down of two investments during 2009.  The results of 2007 represent a partial year return that has not been annualized and is not directly comparable to the years ended December 31, 2008 and 2009.

There can be no assurance that prior net total returns will continue or that our investors will earn similar returns.  Past performance is no guarantee of future performance.  See “Risk Factors—Risks Relating to Our Business—The Company may not replicate our Investment Advisor’s or the Predecessor Fund’s past performance and members of the investment committee of our Investment Advisor may not be able to achieve the same or similar results as they achieved in their prior employment.”

The other principal measure of our financial performance is net income, which is primarily the combination of two main elements.  The first element is "net investment income," which is the difference between (i) our income from interest and other income and (ii) our operating expenses. The second element is "Realized and unrealized gain (loss) on investments," which is the difference between (i) the proceeds received from dispositions of portfolio investments or the fair value of the investment as of each measurement period and (ii) their stated cost.

Critical Accounting Policies

The financial statements of the Predecessor Fund are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, or “GAAP,” requires management to make certain estimates and assumptions affecting amounts reported in the financial statements.  These estimates are based on the information that is currently available to management and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. The most significant estimates inherent in the preparation of our financial statements will be the valuation of investments and derivative contracts at fair value and the related amounts of unrealized appreciation and depreciation of investments recorded and revenue recognition.  A discussion of our critical accounting policies follows.

Cash equivalents consist of demand deposits and highly liquid investments, such as short term money market funds, with original maturities of three months or less.  Cash equivalents are carried at cost which approximates fair value.

Investment Valuation

Our investments are carried at fair value in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).  ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

ASC 820 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date under market conditions.  The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs.  Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset.  The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset.  In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

In determining fair value, we use various valuation approaches. In accordance with ASC 820, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of us.  Unobservable inputs reflect our assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Predecessor Fund has the ability to access.  Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.  A majority of our investments are classified as Level 3.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  Investments for which market quotations are readily available (Level 1 and 2) are typically valued at such market quotations.  In order to validate market quotations, we consider a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Predecessor Fund in determining fair value is greatest for securities categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, our own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Predecessor Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.  Our Investment Advisor approves of the fair value of all investments in good faith.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Valuation Techniques

Securities Listed on the Exchange

We value investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the year.  Securities listed on the exchange are classified in Level 1 of the fair value hierarchy.  The Predecessor Fund held no category Level 1 securities as of December 31, 2009 and December 31, 2008.

Securities Not Listed But Traded Over the Counter (“OTC”) or Dealer Quotes are Available

Securities traded over-the-counter are valued at the mean of the representative “bid” and “asked” quotations unless included in the NASDAQ system in which case they will be valued upon their last sales price. If there is no last sales price, the security will be valued at the mean between “bid” and “asked.”

Securities, where dealer quotes are available, will be valued based on the average of the mean of “bid” and “asked” from multiple brokers. Quotes from various brokers will be evaluated before including in the average matrix to determine the involvement of the broker, quotation compared to other brokers and volume of trades.  If there is no “bid” or “asked” price at the date of determination, we will include last trade price and subsequent trade price in determining reasonable fair value of the securities at the date of determination.

Investments for which market quotations are readily available (Level 1 and 2) are typically valued at such market quotations. In order to validate market quotations, we consider a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations.  Securities with at least two broker quotes are classified in Level 2 of the fair value hierarchy.  Securities with less than 2 broker quotes are classified in Level 3 of the fair value hierarchy.  The Predecessor Fund’s investments in insurance side-car loans are primarily classified in Level 2 of the fair value hierarchy and investments in senior secured rights on revenue loans are primarily classified in Level 3 of the fair value hierarchy.

Asset-Backed Loans

In accordance with ASC 820, we estimate the fair value of our asset-backed loans on an individual basis, using market-based, income-based and/or bond yield approaches, as appropriate.  Asset-backed loans are included in Level 3 of the fair value hierarchy.

Under the market-based approach, we estimate the enterprise value (an estimate of the total fair value of the debt and equity) of the portfolio companies in which we invest and compare that value against the total loan balance.  If the enterprise value exceeds the   balance, then there is an indication that the collateral is sufficient to use as a secondary source of repayment of the loan. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.  Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. In order for us to estimate the enterprise value of a portfolio company, various factors are analyzed, including the portfolio company’s historical audited and unaudited financial statements, as well as financial projections. We also generally prepare and analyze discounted cash flow models based on our own projections of the future free cash flows of the business and industry derived capital costs. We currently review external events, including mergers and acquisitions, and include these events in the enterprise valuation process.

Under the income-based approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.  Bond yield models are also used to determine the present value of the future cash flow streams of debt investments.

We also may, when conditions warrant, utilize an expected recovery model, whereby we will use alternate procedures to determine fair value when the customary approaches are deemed to be not as relevant or reliable.  Such techniques may include obtaining appraisals of collateral value under a distressed sales or liquidation approach. In these circumstances, we consider the nature and realizable value of the collateral against our total loan amount.

We estimate the value of each private loan at each calendar quarter-end using audited and unaudited financial results and projections of the borrower, as well as independent appraisal and valuation data from third-party valuation firms.  Using this information, we determine management’s internal estimate of the fair value of each asset-backed loan.

Our Investment Advisor approved the fair value of all investments for the Predecessor Fund.

OTC Derivative Contracts

OTC derivative contracts include forward, swap and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices or commodity prices.

Derivative contracts are valued based on industry model with inputs from third-party source. Certain pricing models do not entail material subjectivity as the methodologies employed include pricing inputs that are observed from actively quoted markets (as is the case for generic interest rate swap and option contracts).  Derivatives with observable market inputs are categorized in level 2 of the fair value hierarchy. Derivatives without observable market inputs are categorized in Level 3 of the fair value hierarchy.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated proceeds held in escrow at the time of sale. For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

Unrealized appreciation or depreciation reflects the difference between the estimated fair value of the investment and the cost basis of the investment.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the net change in unrealized depreciation on securities and foreign currencies in the our statements of operations.

We do not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net gain (loss) on investments in the statement of operations.

Revenue Recognition

We generate interest revenue primarily in the form of interest from the debt securities we hold and dividend income, if any, on investment securities which are publicly traded.  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

We stop accruing interest on our investments when it is determined that the interest or dividend, if any, is not collectible.  The Predecessor Fund assesses the collectability of the interest based on many factors including the portfolio company’s ability to service our related debt securities based on current and projected cash flows as well as the current valuation of the portfolio company’s current total enterprise value.

Interest income is comprised primarily of two components: interest paid in cash and PIK interest.

Interest Income – Cash Component

The cash portion of our interest income is generally payable quarterly.  We discontinue the accrual of the cash portion of the interest income on investments if the borrower is delinquent in remitting payment by more than 90 days past the payment due date or if events and circumstances indicate that the collection of cash interest is unlikely.  As of September 1, 2009, we discontinued the accrual of cash interest income on our loan to the MMFX Borrowers.

Interest Income – PIK Component

Our asset-backed loans typically contain a PIK interest provision.  The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is recorded on the accrual basis to the extent such amounts are expected to be collected.  Some of these loans contain provisions whereby the borrower is allowed to pay the PIK portion of interest on a quarterly basis.  Accrued PIK interest is included in interest receivable in advance of the PIK payment date.  If the borrower elects not to pay the PIK interest on a payment due date, then the accrued PIK interest is added to the principal balance of the loan, and included in the cost in the financial statements.  For the periods ended December 31, 2009, 2008 and 2007, approximately $22.6 million, $14.2 million and $0.2 million of interest income was earned from PIK interest.

We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security.  As of March 1, 2009, we discontinued the accrual of a portion of the PIK interest on our loan to Spectrum Global Fund Administration, LLC.

Other Income

We may occasionally earn other income from loan origination fees, amendment fees, prepayment penalties and other lending related charges to our borrowers.  We may also originate or purchase loans which are originally issued at a discount.

Expenses

Base management fee

The Predecessor Fund generally pays a base management fee to our Investment Advisor, as compensation for managing the business and affairs of the Predecessor Fund, approximately equal to 0.5% (2% per annum) of limited partners’ capital accounts at the beginning of each calendar quarter.

Administrative fee

Administrative fees are fees associated with the monthly and annual accounting and reporting to investors in the Predecessor Fund.  This cost is expensed as incurred.

Professional fees and other expenses

Professional fees and other expenses include audit and tax fees, as well as legal fees, valuation fees, loan servicing fees and other fees related to the underwriting, administration and servicing of the investment portfolio.  Legal fees are primarily the fees associated with drafting the loan documents.  Valuation fees are fees incurred for the production of the quarterly independent valuation reports our Investment Advisor considers in developing its estimates of the fair value of each investment.  Loan servicing fees relate to the billing and collection of interest and principal payments from each borrower.  Certain of the costs related to the investment portfolio are reimbursed by the borrowers based on the terms of the specific contractual agreements.  Reimbursements received totaled approximately $230,000, $174,000 and $0 for the periods ended December 31, 2009, 2008 and 2007.  Professional fees and other expenses are presented net of these reimbursements.

Interest Expense

Interest expense is the interest incurred by the Predecessor Fund for its borrowings under margin agreements to facilitate the investments in foreign currencies, insurance side-car loans and senior secured rights on revenue loans.  This cost is expensed as incurred.

Income Taxes

The Predecessor Fund is treated as partnership for federal income tax purposes and under the laws of the Cayman Islands, the Predecessor Fund is not subject to income taxes.  For United States income taxes, the Feeder Funds report their share of the Predecessor Fund’s income or loss on their income tax returns, if required to file.

Accordingly, no provision for income taxes has been made in the accompanying financial statements.  The Offshore Feeder Fund’s share of certain United States interest income may be subject to a 30% withholding tax.  Income and losses for tax purposes may differ from the financial statement amounts and may be allocated to the partners on a different basis for tax purposes than for financial statement purposes. Partners’ capital reflected on the accompanying financial statements does not necessarily represent the partners’ tax bases of their respective interests.

In accordance with U.S. GAAP, the General Partner is required to determine whether a tax position of the Predecessor Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Predecessor Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.  It must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets as of January 1, 2009.  Based on its analysis, the General Partner has determined that the adoption of this policy did not have a material impact on the Predecessor Fund’s financial statements upon adoption. However, the General Partner’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No interest expense or penalties have been assessed for the years ended December 31, 2009 and 2008 and for the period ended December 31, 2007.  The Predecessor Fund historically incurred administrative fees associated with the monthly and annual accounting and reporting to investors in the Predecessor Fund.  This cost is expensed as incurred.

Recent Accounting Pronouncements

In July 2009, the Accounting Standards Codification (“ASC”) became the Financial Accounting Standards Board’s (“FASB”) single source of authoritative U.S. accounting and reporting standards applicable to all public and non-public non-governmental entities, superseding existing authoritative principles and related literature. The adoption of the ASC changed the applicable citations and naming conventions used when referencing generally accepted accounting principles in our financial statements.

In June 2006, the FASB issued new guidance on accounting for uncertainty in income taxes. We adopted this new guidance for the year ended December 31, 2009. The Predecessor Fund evaluated all tax positions and concluded that there are no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.  Accordingly, the adoption had no material impact on our financial statements.

In March 2008, the FASB issued guidance related to disclosures about derivative instruments and hedging activities. This guidance requires enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance and cash flows. The Predecessor Fund adopted this guidance in 2009 and the adoption had no material impact on our financial statements.

In April 2009, the FASB issued guidance which addressed concerns that fair value measurements emphasized the use of an observable market transaction even when that transaction may not have been orderly or the market for that transaction may not have been active. This guidance relates to the following: (a) determining when the volume and level of activity for the asset or liability has significantly decreased; (b) identifying circumstances in which a transaction is not orderly; and (c) understanding the fair value measurement implications of both (a) and (b). The Predecessor Fund adopted this new guidance in 2009, and the adoption had no impact on its financial statements.

In May 2009, the FASB issued guidance relating to accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or available to be issued. This guidance defines (i) the period after the balance sheet date during which a reporting entity’s management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures an entity should make about events or transactions that occurred after the balance sheet date. The guidance became effective for the Predecessor Fund during the year ended December 31, 2009.

In June 2009, the FASB issued guidance which modifies certain guidance relating to transfers and servicing of financial assets. This guidance eliminates the concept of qualifying special purpose entities, provides guidance as to when a portion of a transferred financial asset can be evaluated for sale accounting, provides additional guidance with regard to accounting for transfers of financial assets and requires additional disclosures. This guidance is effective for us as of January 1, 2010, with adoption applied prospectively for transfers that occur on and after the effective date. The adoption of this guidance is not expected to have a material impact on the Predecessor Fund’s  financial statements.

In February 2010, the FASB issued guidance which amends the existing guidance related to fair value measurements and disclosures. The amendments will require the following new fair value disclosures:

•	Separate disclosure of the significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers.

•
In the roll forward of activity for Level 3 fair value measurements (significant unobservable inputs), purchases, sales, issuances, and settlements should be presented separately (on a gross basis rather than as one net number).

In addition, the amendments clarify existing disclosure requirements, as follows:

•	Fair value measurements and disclosures should be presented for each class of assets and liabilities within a line item in the balance sheet.

•
Reporting entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.

The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures included in the roll forward of activity for Level 3 fair value measurements, for which the effective date is for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The adoption of this guidance is not expected to have a material impact on our financial statements.

Results of Operations

Comparison for the years ended December 31, 2009 and December 31, 2008

As of December 31, 2009, the Predecessor Fund primarily held fifteen investments comprised of nine asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) representing approximately $165.8 million fair value, three insurance side-car loans representing approximately $6.3 million fair value, and three senior secured rights on revenue loans totaling $11.1 million fair value.  As of December 31, 2008, the Predecessor Fund primarily held seventeen investments comprised of eight asset-backed loans representing approximately $151.1 million fair value, five insurance side-car loans representing approximately $14.5 million fair value, and four senior secured rights on revenue loans totaling $11.7 million fair value.

Total Investment Income

Total investment income is comprised of interest income on the Predecessor Fund’s investments and other investment income. Other investment income consists of loan amendment fees.

Total investment income for the years ended December 31, 2009 and December 31, 2008 was approximately $33.9 million and $25.1 million, respectively.  For the years ended December 31, 2009 and 2008, approximately $22.6 million and $14.2 million of this amount, respectively, was earned from PIK interest.  The increase in the Predecessor Fund’s total investment income for the year ended December 31, 2009 as compared to the year ended December 31, 2008 was primarily attributable to higher average levels of outstanding debt investments, which was driven by a 60.1% increase in average partners’ capital during the period from approximately $126.7 million for the year ended December 31, 2008 to $202.9 million for the year ended December 31, 2009.

For the year ending December 31, 2009, the Predecessor Fund had three investments that each exceeded 10% of total investment income. These investments represented approximately 58.4% of investment income for the year ended December 31, 2009.  For the year ended December 31, 2008, the Predecessor Fund had three investments that each exceeded 10% of investment income. These investments represented approximately 51.9% of investment income for year ended December 31, 2008.

Expenses

Expenses include base management fees, professional fees and other, administrative fees and interest expenses.  These expenses are partially offset by a base management fee reimbursement, which represents amounts collected by our Investment Advisor on behalf of the Predecessor Fund in connection with its investment activities.  Base management fee reimbursements are related to financing, break-up and other transaction fees paid to our Investment Advisor or any of its affiliates in respect of consummated and unconsummated transactions effected for the Predecessor Fund’s account.

The Predecessor Fund’s primary operating expense is its base management fee, which increased from $622,477 for the year ended December 31, 2008 to approximately $4.1 million for the year ended December 31, 2009.  Base management fees are generally based on an annual fee of 2.0% of Predecessor Fund partners’ capital at the beginning of each quarter and are charged on a quarterly basis in advance.  The effective base management fee after giving effect to separate arrangements that we have with certain of our investors was 1.9% and 2.0% for the years ended December 31, 2009 and 2008, respectively.  The increase in these fees for the years ended December

31, 2008 and December 31, 2009 is attributable to a change in the management fee arrangement between the Predecessor Fund and the underlying Feeder Funds.  During 2008 and 2007, management fees were accessed at the Feeder Fund level.  Beginning January 1, 2009, management fees were accessed at the Predecessor Fund level, which is the master fund to the underlying feeder funds.

Certain costs incurred by our Investment Advisor including legal fees, valuation fees, loan servicing fees and other fees related to the underwriting, administration and servicing of the loan are contractually reimbursed by our borrowers.  Legal fees are primarily the fees associated with drafting the loan documents.  Valuation fees are fees incurred for the production of the quarterly independent valuation reports we use in recording the fair value of each private loan.  Loan servicing fees relate to the billing and collection of interest and principal payments from each borrower.  These costs are arranged contractually in the loan documents with our borrowers.  Our borrowers reimburse our Investment Advisor directly for these expenses.

Net Investment Income

Net investment income was approximately $28.7 million and $24.1 million for the years ended December 31, 2009 and 2008, respectively.  As a result of the approximate $8.8 million increase in total investment income as compared to the approximate $4.2 million increase in net expenses, net investment income for the year ended December 31, 2009 reflected an approximate $4.6 million, or 19.3%, increase compared to the year ended December 31, 2008.  This increase was directly attributable to the increase in average partners’ capital during the comparable periods.  Approximately 78.6% and 58.9% of our net investment income for the years ended December 31, 2009 and 2008, respectively, was earned from PIK interest.

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on securities is the difference between the proceeds received from the sale of, or repayment of, portfolio investments and their stated cost (which includes PIK income).

For the years ended December 31, 2009 and 2008, realized gains were $232,340 and $8,125, respectively.  The increase in the Predecessor Fund’s realized gains for the year ended December 31, 2009 as compared to the year ended December 31, 2008 was primarily attributable to the improvement in the market conditions during the year ended December 31, 2009 for insurance side-car loans and rights on revenues loans.  During the year ended December 31, 2009, the Predecessor Fund sold two of its investments in insurance side-car loans for total realized gains of $9,000 and one investment in senior secured rights on revenue loans for a realized gain of $206,630.  During the year ended December 31, 2008, the Predecessor Fund sold two of its investments in insurance side-car loans for total realized gains of $8,125.

Realized losses were approximately $1.3 million and $109,163 for the years ended December 31, 2009 and 2008, respectively.  The approximately $1.2 million increase in realized losses for the year ended December 31, 2009 as compared to the year ended December 31, 2008 was primarily due to the Predecessor Fund’s sale of an investment below par value, as more fully described below.

On October 2, 2009, the Predecessor Fund subscribed for a limited partnership interest in the Feeder Fund for $15.0 million, which we refer to as the “Feeder Fund Investment.”  The Feeder Fund Investment represented approximately 7% of the Predecessor Fund’s assets under management at the time it was made.  The Feeder Fund Investment was held in a lock-box account at a large bank, and according to the terms of the lock-box arrangement, to which the Predecessor Fund was not a party, only the Feeder Fund was to have access to the cash on deposit in such account.  In late October 2009, our Investment Advisor, concurrently with other investors in the Feeder Fund, determined that the cash in the lock-box accounts had been withdrawn and notified the bank.  Our Investment Advisor also learned that the principal of the primary entity in which the Feeder Fund had invested had been accused of fraud by federal authorities (since that time, such principal has pleaded guilty to all of the criminal charges filed against him).  Our Investment Advisor has retained counsel to assist in the recovery of the Feeder Fund Investment.  To date, our Investment Advisor does not have sufficient information as to whether anything can be recovered, the amount of the Feeder Fund Investment that can be recovered, if any, nor as to the timing of any such recovery.

Upon learning of the misappropriation, our Investment Advisor immediately isolated the claims with respect to the Feeder Fund Investment from the Predecessor Fund’s portfolio and placed them in a special liquidation vehicle that was specifically organized to pursue recovery of such claims.  Our Investment Advisor engaged an independent valuation firm to aid in the valuation of this investment at the date of transfer to the special liquidation vehicle.  The firm estimated the value of this investment to be $13.8 million as of November 30, 2009, the date of transfer to the liquidation vehicle.  As a result of the transfer of this investment to the special liquidation vehicle, the Predecessor Fund recognized a net realized loss of $1.2 million.  The Feeder Fund Investment is the only asset-backed loan which the Predecessor Fund has sold below par value from inception through December 31, 2009.

On the date of transfer, the Predecessor Fund exchanged all of its right, title and interest in the investment as well as $250,000 in return for all of the participating interests in White Oak Strategic SRV, L.P., a Delaware limited partnership, and White Oak Strategic SRV, Ltd., a Cayman Islands exempted company (collectively, the “Liquidating Vehicles”).  The Liquidating Vehicles are also managed by our Investment Advisor of the Predecessor Fund.  The pro rata split between the Liquidating Vehicles was determined proportionate to the holdings of the Predecessor Fund by the Domestic Feeder Fund, the Seed Investor and General Partner, on the one hand, and the Offshore Feeder Fund on the other hand.  The Feeder Fund Investment will not be acquired by us in connection with our acquisition of the Predecessor Fund.

The Predecessor Fund determines the fair value of each investment in its portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in its Statements of Operations. As of December 31, 2009 and December 31, 2008, portfolio investments recorded at fair value represented 90.2% and 81.9%, respectively, of the Predecessor Fund’s total assets. During the year ended December 31, 2009, the Predecessor Fund recorded an unrealized loss on its loan to Spectrum Global Fund Administration, LLC in the amount of approximately $2.2 million.  This amount was offset by unrealized gains from its insurance side-car loans and rights on revenues securitizations, such that the total unrealized gain for that year was $621,334.  During the year ended December 31, 2008, the Predecessor Fund recorded an unrealized loss on its loan to Spectrum Global Fund Administration, LLC in the amount of approximately $1.2 million and unrealized losses related to its investments in insurance side-car loans and rights on revenues securitizations in the amount of approximately $3.0 million.  Because of the inherent uncertainty of estimating the fair value of investments that do not have a readily available market value, the fair value of the Predecessor Fund’s investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

During the normal course of business, the Predecessor Fund enters into transactions involving derivative financial instruments in connection with its investing activities, as discussed more fully in note 4 to the December 31, 2009 financial statements.  These investments have historically included interest rate swap and credit default swap arrangements that were entered into for investment purposes.  The Predecessor Fund recorded an unrealized gain of $369,296 and $552,399 during the years ended December 31, 2009 and 2008, respectively, on these investments.

Comparison for the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007

The Predecessor Fund’s commenced operations on October 1, 2007.  As a result, the results of operations of the period from October 1, 2007 through December 31, 2007 are not directly comparable to the year ended December 31, 2008.

As of December 31, 2008, the Predecessor Fund primarily held 17 investments comprised of eight asset-backed loans representing approximately $151.1 million fair value, five insurance side-car loans representing approximately $14.5 million fair value, and four senior secured rights on revenue loans totaling $11.7 million fair value.  As of December 31, 2007, the Predecessor Fund primarily held ten investments comprised of two asset-backed loans representing approximately $17.8 million fair value, seven insurance side-car loans representing approximately $31.6 million fair value, and one senior secured rights on revenue loans totaling $1.6 million fair value.

Total Investment Income

Total investment income includes interest income on the Predecessor Fund’s investments and other investment income.  Other investment income consists of loan amendment fees.

Total investment income for the year ended December 31, 2008 was approximately $25.1 million, approximately $14.2 million of which was from PIK interest income.  Total investment income for the period from October 1, 2007 (commencement of operations) through December 31, 2007 was approximately $1.4 million, of which approximately $200,000 was from PIK interest income.  The increase in the Predecessor Fund’s total investment income for the year ended December 31, 2008 as compared to the period from October 1, 2007 (commencement of operations) through December 31, 2007 was primarily attributable to higher average levels of outstanding debt investments, which was principally driven by the increase in average Predecessor Fund partners’ capital during the periods from approximately $33.5 million for the period from October 1, 2007 (commencement of operations) to December 31, 2007 to $126.7 million for the year ended December 31, 2008, or 278.2%.

For the year ended December 31, 2008, three investments each exceeded 10% of total investment income.  These investments represented approximately 52% of investment income for the year ended December 31, 2008.  For the period from October 1, 2007 (commencement of operations) through December 31, 2007, three investments exceeded 10% of investment income.  These investments represented approximately 42% of investment income for the period from October 1, 2007 (commencement of operations) through December 31, 2007.

Expenses

Expenses include base management fees, professional fees and other, administrative fees and interest expenses.  These expenses are partially offset by a base management fee reimbursement, which represents amounts collected by our Investment Advisor on behalf of the Predecessor Fund in connection with its investment activities.  Base management fee reimbursements are related to financing, break-up and other transaction fees paid to our Investment Advisor or any of its affiliates in respect of consummated and unconsummated transactions effected for the Predecessor Fund’s account.

The Predecessor Fund’s primary operating expenses is its base management fee, which increased from $142,714 to $622,477.  The effective base management fee after giving effect to separate arrangements that we have with certain of our investors was 0.4% and 0.2% for the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) though December 31, 2007, respectively.  The increase in these fees from the period from October 1, 2007 (commencement of operations) through December 31, 2007 to the year ended December 31, 2008 is attributable to the increase in Predecessor Fund partners’ capital during the corresponding periods.

Certain costs incurred by our Investment Advisor including legal fees, valuation fees, loan servicing fees and other fees related to the underwriting, administration and servicing of the loan are contractually reimbursed by our borrowers.  Legal fees are primarily the fees associated with drafting the loan documents.  Valuation fees are fees incurred for the production of the quarterly independent valuation reports we use in recording the fair value of each private loan.  Loan servicing fees relate to the billing and collection of interest and principal payments from each borrower.  These costs are arranged contractually in the loan documents with our borrowers.  Our borrowers reimburse our Investment Advisor directly for these expenses.

Net Investment Income

 Net investment income was approximately $24.1 million and $1.0 million for the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) through December 31, 2007, respectively.  As a result of the approximate $23.7 million increase in total investment income as compared to the $601,744 increase in net expenses, net investment income for the year ended December 31, 2008 reflected an approximate $23.1 million, or a 2,217%, increase compared to the period from October 1, 2007 (commencement of operations) through December 31, 2007.  Approximately 58.9% and 23.7% of our net investment income for the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) through December 31, 2007, respectively, was earned from PIK interest.

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on securities is the difference between the proceeds received from dispositions of portfolio investments and their stated cost.

For the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) through December 31, 2007, realized gains were $8,125 and $25,937, respectively.  The decrease in the Predecessor Fund’s realized gains for the year ended December 31, 2008 as compared to the period from October 1, 2007 (commencement of operations) through December 31, 2007 was primarily attributable to the overall decline in market conditions during the year ended December 31, 2008.  During the year ended December 31, 2008, the Predecessor Fund sold two of its investments in insurance side-car loans for total realized gains of $8,125.  During the period from October 1, 2007 (commencement of operations) through December 31, 2007, the Predecessor Fund sold two of its investments in insurance side-car loans for total realized gains of $25,937.

Realized losses were $109,163 and $24,675 for the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) through December 31, 2007, respectively.  The increase in the Predecessor Fund’s realized losses for the year ended December 31, 2008 as compared to the period from October 1, 2007 (commencement of operations) through December 31, 2007 was primarily due to the overall decline in market condition during the year ended December 31, 2008.  During the year ended December 31, 2008, the Predecessor Fund sold seven of its investments in insurance side-car loan for total realized losses of $109,163.  During the period from October 1, 2007 (commencement of operations) through December 31, 2007, the Predecessor Fund sold one investment in insurance side-car loan for a realized loss of $24,675.

As a result of the forgoing, the Predecessor Fund realized a net loss on investments for the year ended December 31, 2008 in the amount of $101,038.  Additionally, the Predecessor Fund realized a net gain for the period from October 1, 2007 (commencement of operations) through December 31, 2007 in the amount of $1,262.

The Predecessor Fund determines the fair value of each investment in its portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in the Predecessor Fund’s Statement of Operations.  At December 31, 2008 and December 31, 2007, portfolio investments recorded at fair value represented 82.4% and 98.8%, respectively, of the Predecessor Fund’s total assets.  During the year ended December 31, 2008, the Predecessor Fund recorded an unrealized loss of approximately $4.2 million.  This was comprised of approximately $3.1 million of unrealized losses on insurance side-car loans and rights on revenues securitizations.  The Predecessor Fund also recorded an unrealized loss on one loan in the amount of approximately $1.2 million.  During the period from October 1, 2007 (commencement of operations) to December 31, 2007, the Predecessor Fund recorded unrealized gains related to its investments in insurance side-car loans and rights on revenues securitizations in the amount of $36,239.

The Predecessor Fund earned a net gain of $552,399 and $129,620 during the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) through December 31, 2007, respectively.

Financial Condition, Liquidity and Capital Resources

Liquidity is a measurement of our ability to meet potential cash requirements, including paying dividends, funding investments and other general business needs.  Our primary sources of funds for liquidity will consist of the net proceeds from this offering and the Management Private Placement, net cash provided by operating activities and future issuances of common equity, indebtedness or preferred stock.  Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status. Whether our cash flow from operations becomes sufficient to meet these dividend requirements will be dependent upon, among other things, how quickly we are able to deploy the proceeds from this offering, the interest rate characteristics of the new investments we make and how quickly the investments being acquired from the Predecessor Fund with PIK interest rate components are repaid.  In the interim, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.

We currently believe these identified sources of funds will be adequate for purposes of meeting our short-term (within one year) liquidity and long-term liquidity needs.  However, our ability to meet our long-term liquidity and capital resource requirements may require additional financing.  Our short-term and long-term liquidity needs include acquiring the Interests in of the Predecessor Fund, funding future investments, operating costs and distributions to our stockholders.  Additionally, after the completion of this offering, we will be required to distribute to our stockholders at least 90% of our taxable income in order to qualify as a RIC.  These distribution requirements will limit our ability to retain earnings and thereby replenish or increase capital for operations.

If our cash balance proves insufficient to meet the RIC distribution requirements, if we are unable meet the obligations of the business with the proceeds of this offering and the Management Private Placement or if we are unable to raise additional funds through future offerings, we may experience material and adverse effects on our business and results of operations.  We may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies.  In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their carrying value.

The Predecessor Fund has historically attempted, and we intend to attempt, to maintain a portion of investments in insurance side-car loans and senior secured rights on revenue loans in anticipation that the need might arise to sell these securities within a short-term timeframe without having a material and adverse effect on the market value of the instrument.  These investments represented approximately 8.6% of the total investments in securities balance in the Predecessor Fund’s portfolio as of December 31, 2009.  We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth given the unprecedented instability in the financial markets and the weak U.S. economy.

As a result of the forgoing, we may determine to use leverage from indebtedness or preferred stock to fund our investments and, in the event our cash balance is insufficient, to pay dividends required to maintain our RIC status.  Our use of leverage will depend upon multiple factors, including our Investment Advisor’s and our board of directors’ assessment of market conditions, the availability of attractive financing terms and the ability to deploy such leverage in a prudent manner consistent with our investment objective.  Our leverage may include issuing senior debt securities to banks and other lenders or the use of credit facilities.  We may also raise additional funds through public and private offerings of our securities and/or additional borrowings, which will be used to purchase additional assets.  The use of leverage to finance investments creates certain risks and conflicts of interest, and all of the costs of borrowing funds or issuing preferred stock would be borne by our stockholders.  See “Risk Factors—Risks Relating to our Business.”

Our ability to utilize leverage will be limited in certain significant respects.  There can be no assurance that we will be able to borrow money on terms acceptable to us or at all, or that we will be able to borrow the amounts anticipated.  If circumstances merit the utilization of leverage, it will be limited by the structural constraints applicable to a BDC, which require that we maintain an asset coverage of at least 200% of our senior securities after such borrowing.  See “Regulation.”

During the year ended December 31, 2009, the Predecessor Fund received cash contributions of approximately $50.3 million and paid cash redemptions of approximately $77.2 million.  During that period, the Predecessor Fund generated approximately $5.0 million of cash from operating activities, primarily from approximately $41.2 million of principal repayments and sale of investments, offset by the funding of approximately $42.7 million of purchases of investments.  Included in the net income of $28.7 million for the year ended December 31, 2009 was approximately $21.7 million of unpaid PIK interest income.

Borrowings

The Predecessor Fund has not historically used significant amounts of leverage.

As a BDC, our ability to issue senior securities and borrow money from banks or other financial institutions will be limited by the provisions of the 1940 Act.  Under these provisions, we will be permitted to incur indebtedness or issue senior securities only in amounts such that our asset coverage equals at least 200% after such incurrence or issuance.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business.  For instance, as part of our loan arrangements, we occasionally enter into agreements with our borrowers to provide further loan amounts if the borrower meets certain financial metrics or non-financial goals subsequent to our initial loan amount.  As of December 31, 2009, the Predecessor Fund had no unfunded commitments to provide debt financing to any of its portfolio companies or prospective borrowers.  Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Predecessor Fund’s Balance Sheet.

The Predecessor Fund enters into various swap contracts, including credit default swaps and total return swaps in connection with its proprietary trading activity.  The fair value of open swaps reported in the Predecessor Fund’s Statement of Financial Condition may differ from that which would be realized in the event the Predecessor Fund terminates its position in the contract.  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract.  The loss incurred by the failure of a counterparty is generally limited to the aggregate of the unrealized gain on the swap contracts in an unrealized gain position as well as any collateral posted with the counterparty.  Therefore, the Predecessor Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk.  Additionally, risks may arise from unanticipated movements in the fair value of the underlying securities and the lack of market liquidity to unwind the positions at current values.  As of December 31, 2009, the fair value of the swap reflected on the Predecessor Fund’s Statement of Financial Condition includes unrealized gain of $31,266 and net interest payment due to the Predecessor Fund of $16,970.  At December 31, 2009, the gross notional value of the derivative contract’s asset was approximately $3.7 million.  The cash held as collateral by the counterparty, which can be obtained and liquidated upon occurrence of specified credit event, is approximately $1.7 million as of December 31, 2009.  The credit default swap contract is scheduled to terminate upon maturity on April 7, 2011 or at the option of the Predecessor Fund.

 Contractual Obligations

We will enter into two contracts under which we have material future commitments, the Investment Advisory and Management Agreement, pursuant to which our Investment Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which our Investment Advisor has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.

Related Party Transactions

Our Investment Advisor is led by its four Principals:  (i) Philip N. Duff, the Chairman of our Board of Directors and our Chief Executive Officer; (ii) Andre A. Hakkak, our President; (iii) Barbara J. S. McKee, our Treasurer and Secretary and (iv) Ken Masters.  Mr. Duff, Mr. Hakkak and Ms. McKee will serve on our board of directors.  Pursuant to the Investment Advisory and Management Agreement, we have agreed to pay our Investment Advisor a base management fee of 1.75% of our total assets (including assets purchased with borrowed funds, if any) and a two-part incentive fee based on our performance.  See “Investment Advisory and Management Agreement.”

We have also entered into the Administration Agreement with our Investment Advisor.  We will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations under the Administration Agreement and for providing personnel and facilities.  See “Administration Agreement.”

We have also entered into a license agreement with our Investment Advisor pursuant to which our Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “White Oak.”  Under this agreement, we will have a right to use the “White Oak” name, for so long as our Investment Advisor or one of its affiliates remains our Investment Advisor.  Other than with respect to this limited license, we will have no legal right to the “White Oak” name.  This license agreement will remain in effect for so long as the Investment Advisory and Management Agreement with our Investment Advisor is in effect.

On April 5, 2010, our Investment Advisor, the Predecessor Fund, White Oak Partners, LLC, the general partner of the Predecessor Fund, Andre Hakkak, Ken Masters and Barbara McKee entered into an agreement with the Seed Investor, Weston Partners Advisers, LTD., a Bermuda exempted company, Weston Capital Management LLC, a Delaware limited liability company, and Albert Hallac (the “Weston Agreement”), pursuant to which, among other things, (i) the Seed Investor consented to our Investment Advisor’s and White Oak Partners, LLC’s formation, sponsorship and management of us as required by an incubation agreement that was entered into by the parties set forth above in connection with investments by the Seed Investor in the Predecessor Fund (the “Incubation Agreement”), (ii) the parties agreed that the Seed Investor will redeem all of its special interest in the Predecessor Fund on or prior to the completion of this offering and immediately reinvest the entire redeemed amount in us and maintain such investment for at least 365 days or such shorter period as the underwriters of this offering may require, which we refer to as the “Weston Lockup Period,” (iii) the parties agreed to make the Seed Investor whole for the reduction, curtailment or elimination of the allocations, which the Seed Investor would have otherwise been entitled to from the Predecessor Fund, resulting from the Seed Investor’s consenting to our Investment Advisor’s and White Oak Partners, LLC’s formation, sponsorship and management of us, the redemption of the special interest, the redemption of other investors from the Predecessor Fund, and the reinvestment of such redeemed amounts in us, and (iv) Albert Hallac and Weston Capital Management agreed to use their best efforts to invest between $1.5 million and $2.5 million in this offering and that such investment will be maintained in us for at least the Weston Lockup Period.

Furthermore, in accordance with the terms of the Weston Agreement, our Investment Advisor agreed to a fee sharing arrangement with Weston Capital Management, LLC.  Weston Capital Management LLC will receive a portion, which we refer to as the “Fee Sharing Amount,” of our Investment Advisor’s Net BDC Income (as defined below).  The Fee Sharing Amount is determined by (i) calculating the “Net BDC Income,” which will be equal to the excess of our Investment Advisor’s gross income that it receives for managing and advising us over certain permitted expenses and (ii) multiplying our Investment Advisor’s Net BDC Income by a fee sharing percentage, (which initially will be 12%) based on our total assets.  This fee sharing percentage may be reduced in the future if our total net assets exceed certain threshold amounts.  The Fee Sharing Amount will be paid out of our Investment Advisor’s Net BDC Income (and limited to its Net BDC Income and therefore payable from fees payable by us).

In the event that the aggregate assets under management of all White Oak Funds, managed accounts and other entities advised by our Investment Advisor equals or exceeds $1.5 billion by the end of the Weston Lockup Period, or in any event subsequent to June 30, 2012, our Investment Advisor may deliver written notice to Weston Capital Management, LLC that our Investment Advisor will purchase Weston Capital Management LLC’s right to the Fee Sharing Amount, in whole or in part (as determined by our Investment Advisor) for an amount equal to the fair market value of the Fee Sharing Amount.

The requirement to pay the Fee Sharing Amount will only apply to income received from us, and not from other White Oak Funds.  As a result, our Investment Advisor may be induced to allocate investment opportunities to other White Oak Funds instead of to us in order to avoid paying the Fee Sharing Amount, thus giving rise to potential conflicts of interest.  See “Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates.  Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments and cash and cash equivalents.  Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to monitor these risks and limits continually by means of reliable administrative and information systems and other policies and programs.  Our investment income will be affected by changes in the LIBOR interest rate to the extent any of our debt investments include floating interest rates.  The significant majority of our debt investments are made with fixed interest rates for the term of the investment.  However, as of December 31, 2009, approximately 3.2% of the Predecessor Fund’s debt investment portfolio (at fair value) and 3.8% of the Predecessor Fund’s debt investment portfolio (at cost) bore interest at floating rates.  As of December 31, 2009, the Predecessor Fund had entered into one interest rate hedging arrangements.  At December 31, 2009, based on the Predecessor Fund’s applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on its level of interest income from debt investments.

Recent Developments

During the three months ended March 31, 2010, the Predecessor Fund invested an additional $0.7 million in its existing loan to Northstar Systems International, sold its insurance side-car loan to Newton Reinsurance Ltd. resulting in $1.0 million return of principal, and was repaid $4.5 million, the full amount of the loan to Cotton Commercial USA Inc. As of March 31, 2010, the weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio was approximately 17.6%, of which 4.1% was payable in cash interest and 13.5% was PIK interest, and the weighted average contractual remaining term of these investments was 1.6 years.  Additionally, the maturity date of the asset-backed loan that the Predecessor Fund provided to INCA Refining, LLC was extended until June 30, 2011.  As of March 31, 2010, the Predecessor Fund had no unfunded lending commitments.

The Predecessor Fund suspended subscriptions and redemptions as of December 31, 2009 and as a result, there have been no capital contributions or withdrawals since December 31, 2009.  The general partner of the Predecessor Fund and Weston Capital Partners Master Fund II, Ltd., a Cayman Islands exempted company that is a limited partner in the Predecessor Fund, which we refer to as the “Seed Investor,” were paid incentive allocations of $4.7 million during the period from January 1, 2010 through March 31, 2010.

Effective July 2, 2008, the Predecessor Fund made a $12.5 million loan to the MMFX Borrowers through a credit facility to the MMFX Borrowers, the MMFX Guarantors and Welland Security Holding Corporation, as collateral agent.  The maturity date of the credit facility is June 1, 2013.  The loan is secured by a first-priority lien on and security interest in:  (a) all of the MMFX Borrowers’ real property, fixtures and equipment (which includes a steel mini-mill located in Welland, Ontario, Canada); and (b) 100% of the equity interests in MMFX Canadian Holdings, Inc. In addition, the loan is guaranteed by the MMFX Guarantors.  The Predecessor Fund subsequently purchased, on October 23, 2008, an additional $12.5 million participation in a delayed draw term loan to the MMFX Borrowers under the $55.0 million credit facility described above.

During September 2009, the Predecessor Fund discontinued the accrual of all of the cash interest on its loan to the MMFX Borrowers.  Cash interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The cash interest that was not recognized was approximately $1.4 million through December 31, 2009.  On January 5, 2010, the MMFX Borrowers filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code.  On January 6, 2010, the MMFX Borrowers were granted protection under the Companies’ Creditors Arrangement Act in Canada.  As of March 31, 2010, the principal amount of the Predecessor Fund’s loan to the MMFX Borrowers was $25.0 million.  During April 2010, the Predecessor Fund invested an additional $1.7 million in a loan to MMFX Borrowers and enhanced its collateral support for the loan.  Based on three separate third-party valuation reports, our Investment Advisor believes that the Predecessor Fund’s loans to the MMFX Borrowers are adequately secured and that the loans will be repaid in full.  Any recovery of the Predecessor Fund’s loans to the MMFX Borrowers, however, is subject to the outcomes of the foregoing bankruptcy proceedings and the sale of the steel mini-mill, which is expected to be completed by August 2010.  However, there is no guarantee that a sale of the steel mini-mill will take place at all or if it does, on what terms or in what time frame and whether the proceeds thereof would be sufficient to repay our loans.

BUSINESS

GENERAL

We are a newly-organized specialty finance company that will originate and manage a portfolio of senior secured loans primarily made to private U.S. middle-market businesses, a market segment which we believe is underserved by the lending community.  We define middle-market businesses as those businesses with enterprise values of between $50 million and $750 million.  We may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities.

Our investment strategy, which was developed by our Investment Advisor and implemented in the Predecessor Fund, is primarily to originate senior secured loans to companies with enterprise values of between $50 million and $500 million.  We define enterprise value as market capitalization plus debt, minority interest and preferred shares, minus cash and cash equivalents.  We seek to provide stable returns and protect against loss of principal by investing in loans that are secured by collateral, including, depending on the transaction,  property, plant and equipment, intellectual property and/or a borrower’s cash flows.  We believe our focus on investments that provide returns through contractual interest payments, as opposed to capital gains, should allow us to provide consistent dividend distributions and attractive risk adjusted total returns to our stockholders.  We are externally managed by our Investment Advisor, whose investment committee is comprised of the Principals and a senior managing director of our Investment Advisor.

In connection with this offering, we plan to acquire the Predecessor Fund.  As of December 31, 2009, the Predecessor Fund had partners’ capital of approximately $192.3 million, which includes approximately $183.1 million of investments at fair value, comprised of approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value and approximately $17.4 million in insurance side-car loans and senior secured rights on revenue loans.  We define insurance side-car loans as loans that allow investors to participate in a group of insurance policies written by an insurer or reinsurer, and we define senior secured rights on revenue loans as royalty securitizations on the future cash flows from pharmaceutical, water rights, intellectual property, media and franchise transactions, where all such cash flows are used to pay principal and interest until the loan is fully amortized.  The weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio as of December 31, 2009 was approximately 17.5%.

Consistent with our Investment Advisor’s strategy, we will seek to achieve our investment objective by investing in senior secured loans, with terms generally of one to five years, made primarily to private U.S. middle-market businesses, including DIP financings, restructurings and other special situations.  We typically expect these loans to be between $5 million and $40 million, although for loan sizes at the top end of this range we may seek to sell or participate portions of the loan in order to manage our portfolio concentrations.  The Predecessor Fund is the sole lender for $118.8 million, or 71.7%, of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value in its portfolio as of December 31, 2009.  In the future, we will generally seek either to be the sole lender or to co-invest with other White Oak Funds, subject to receipt of a favorable exemptive order issued by the SEC, as described herein.  To a much lesser extent, we may also acquire senior secured debt securities in the secondary market and invest opportunistically in other types of debt and equity securities, consistent with our election to be treated as a BDC under the 1940 Act and our election to be treated as a RIC under Subchapter M of the Code.

We intend to continue the strategy of the Predecessor Fund and originate new loans through our Investment Advisor’s relationships with middle-market businesses, restructuring firms, financial institutions, financial and legal advisors and financial sponsors.  As of March 31, 2010, our Investment Advisor had a pipeline, in connection with all of its advisory activities, of 42 opportunities, all of which it believes match our investment objective, that aggregated to approximately $550 million of potential transactions.  In addition, as of March 31, 2010, six term sheet proposals had been issued and were being negotiated and these potential investments aggregated to approximately $75 million.  The identified pipeline opportunities, as well as any future opportunities, are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements.  As a result, there is no guarantee if, when or on what terms any of these opportunities will be consummated.

Our Investment Advisor employs a comprehensive investment process that begins when it first learns of a new investment opportunity and continues through the underwriting, collateral monitoring and loan servicing of that investment.  This process incorporates rigorous internal credit analysis, strong oversight of third-party services, including independent valuation firms, and detailed policies and procedures.  We use independent third-parties in servicing and valuing our portfolio, which we believe provides additional transparency and accountability.

We will concentrate our investing activities within industries that we believe have verifiable collateral and/or produce consistent cash flows.  These loans are typically secured by a first priority lien on the assets of the portfolio companies and typically bear interest at fixed rates.  Our Investment Advisor typically targets investments with what we believe are conservative LTVs of 50% or less at the time of origination, the collateral valuations for which are verified by both our Investment Advisor and a third-party valuation firm.  When our Investment Advisor deems appropriate, our Investment Advisor may obtain further support from additional third-party collateral appraisers.  As of December 31, 2009, the asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) in the Predecessor Fund had a weighted average LTV of 50.2%.  In addition, our Investment Advisor will structure what it believes to be comprehensive covenants for our investments that are intended to allow us to act quickly in the event of credit deterioration.  We believe our investment strategy is a low-risk and low-volatility investment strategy and is intended to provide our stockholders with stable returns that are uncorrelated with the capital markets.

We are a closed-end, non-diversified management investment company, incorporated in Maryland on June 22, 2009.  We intend to file an election to be treated as a BDC under the 1940 Act.  See “Regulation.”  We also intend to elect to be treated as a RIC under Subchapter M of the Code for our initial taxable year ending December 31, 2010.  So long as we maintain our status as a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends.  See “Material U.S. Federal Income Tax Considerations.”

Market Opportunity

In our view, middle-market businesses have consistently offered attractive investment opportunities.  This is largely due to the limited availability of debt capital to middle-market businesses because lenders typically prefer to invest in more liquid securities of larger companies.  The economic crisis and capital markets disruption that began in mid-2007 has further reduced the availability of capital and liquidity for middle-market businesses.  We believe that the few multi-national banks that are currently lending to middle-market businesses are focused on serving middle-market businesses with enterprise values greater than $500 million and borrowing needs greater than those middle-market businesses that we generally target.

We believe the environment for investing pursuant to our investment strategy is attractive for the following reasons:

•
Many traditional lenders to middle-market businesses, including regional banks, specialty lenders, and hedge funds, continue to be negatively impacted by the economic crisis and capital markets disruption, which we believe has resulted in a reduced availability of credit and limited liquidity with which to originate new loans.

•
Many traditional lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to larger companies and managing capital markets transactions.

•
Many private finance companies that, until recently, financed their lending and investing activities through securitization transactions have lost that source of funding and have reduced lending significantly.

•
Many middle-market businesses prefer to execute transactions with private capital providers, rather than execute high-yield bond transactions in the public markets, which may necessitate SEC compliance and reporting obligations.

•
An increasing number of middle-market companies will be restructuring in bankruptcy, and we believe that there is a shortage of debt capital available to support these companies through their restructurings.  Furthermore, we believe that there are a limited number of DIP financiers who have relevant restructuring and workout experience.

•
There is a large pool of uninvested private equity capital for U.S. middle-market businesses.  We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

•
The economic crisis and capital markets disruption that began in mid-2007 has reduced competition, increased interest spreads and fees available to lenders and promoted more conservative capital structures and deal terms, which we believe are characteristics that have not normalized in the smaller end of the middle-market segment.

•	In the experience of our investment adviser, middle-market loans illustrate better recovery rates in the event of a default and are easier to workout than broadly syndicated loans.

Portfolio Acquisition

In connection with this offering, we will acquire the Predecessor Fund by acquiring all of the outstanding limited and general partnership interests in the Predecessor Fund, which we refer to collectively as the “Interests.”  The aggregate purchase price for the Interests is an amount equal to        % of the NAV of the Predecessor Fund’s portfolio, determined within 48 hours of the pricing of our offering, after deducting fees and expenses payable by the Predecessor Fund.  The purchase price will be paid upon the closing of our IPO through a combination of cash and shares of our common stock valued on a per share basis at the initial public offering price of our shares of common stock in this offering.  The Predecessor Fund’s limited partners have made elections as to whether to receive cash, shares of our common stock or a combination thereof as consideration for the acquisition of their Interests.  White Oak Partners, LLC, the general partner of the Predecessor Fund, will receive only shares of our common stock as consideration for the acquisition of its Interest.  For a more detailed explanation of the acquisition, see “Acquisition of the Predecessor Fund.”

The NAV of the Predecessor Fund’s portfolio as of December 31, 2009 was $192.3 million.  Solely for the purposes of estimating the amounts of cash and shares of our common stock that the limited partners and the general partner of the Predecessor Fund will receive as consideration for the acquisition of the Interests, we determined the NAV of the Predecessor Fund’s portfolio as of             , 2010 to be $          million.  The actual purchase price payable pursuant to the notes will be based on our determination of the Predecessor Fund’s portfolio as of a date within 48 hours of the pricing of this offering.  These determinations of NAV will be made consistent, in all material respects, with quarter-end determinations of NAV, as more fully described elsewhere in this prospectus.  See “Determination of Net Asset Value.”

Based on our estimate of NAV of $          million as of             , 2010 and the elections made by the limited partners of the Predecessor Fund and assuming an initial public offering price of $      per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), the limited partners of the Predecessor Fund will receive $       million in cash (or    % of the aggregate consideration) and the limited partners and the general partner of the Predecessor Fund will receive an aggregate of       shares of our common stock having a value of $        million (or     % of the aggregate consideration), including        shares of our common stock having a value of $        million to be received by the general partner.

Shares issued to the limited partners and the general partner will be unregistered and subject to a registration rights agreement between us and those parties.  We, and indirectly our stockholders, including investors in this offering, will pay the expenses of registering the shares of our common stock issued to the limited partners and the general partner.  See “Shares Eligible for Future Sale.”

Since inception through December 31, 2009, the Predecessor Fund has made debt investments to 36 portfolio companies, of which 20 have been repaid in full or sold at or above par value and one asset-backed loan was sold below par value.  As of December 31, 2009, the Predecessor Fund had debt investments in 14 portfolio companies with an aggregate fair value of $183.1 million and no unfunded lending commitments.   For the years ended December 31, 2009 and 2008, the Predecessor Fund generated net total returns of 10.9% and 12.9%, respectively, and, since inception in October 2007, has used leverage to fund only one investment.   We define net total returns for the limited partners as a class as the annual gross realized and unrealized return on the Predecessor Fund's assets less all expenses (including the management and incentive fees payable by the Predecessor Fund), taking into account capital contributions and withdrawals and computed on a monthly compounding basis.   Net total return is a periodic measure of the Predecessor Fund’s overall change in value and assumes the reinvestment of capital gains distributions, if any.  It also assumes that an initial investment is made at the net asset value calculated on the last business day before the first day of each month and a redemption at the price calculated on the last business day of each month.  Under this methodology, we determine the monthly net income applicable to the limited partners in the Predecessor Fund, less incentive fees due to the general partner of the Predecessor Fund.  We divide that amount by the limited partners’ capital in the Predecessor Fund using the beginning of the month value.  We geometrically link these monthly net total returns to arrive at the total compounded returns for the periods presented in this prospectus.  Further, as of December 31, 2009, the outstanding debt investments in the Predecessor Fund had a weighted average effective yield of approximately 17.5%, of which 4.5% was payable in cash interest and 13.0%  was PIK interest.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors—Risks Relating to our Business—We may have difficulty paying our required distributions in cash if we recognize income before or without receiving cash representing such income.”  Additionally, as of December 31, 2009, the weighted average contractual remaining term of the asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) in the Predecessor Fund’s portfolio was 1.8 years.  The actual remaining term of these loans could be less if any of the Predecessor Fund’s borrowers make prepayments prior to a maturity date.  See “Predecessor Fund Portfolio Companies.”

Approximately 86.2% of the Predecessor Fund’s current investments by fair value as of December 31, 2009 were underwritten in 2008 and 2009, during what we believe was the peak of the economic crisis and capital markets disruption that began in mid-2007.  In our view, these investments were made in an economic environment which permitted our Investment Advisor to negotiate favorable terms and comprehensive covenants with companies maintaining conservative capital structures.  As of December 31, 2009, the Predecessor Fund had two investments on non-accrual status, representing approximately 21.4% of the Predecessor Fund’s portfolio at fair value.  The Predecessor Fund has taken $3.4 million write-downs on these assets as of December 31, 2009.

All of the loans in the Predecessor Fund’s portfolio are secured by collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or the borrower’s cash flows.  As of December 31, 2009, the average LTV of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value was 50.2%.  Additionally, the approximately $17.4 million in insurance side-car loans and senior secured rights on revenue loans at fair value are secured by a first priority right to each borrower’s revenue.  The Predecessor Fund’s portfolio is diversified across industry sectors and geography, with no one industry sector constituting more than 26.6% of the Predecessor Fund’s portfolio and no one geographic region constituting more than 25.0% of the Predecessor Fund’s portfolio.  See charts below for additional detail:

We believe that        % of the debt investments in the Predecessor Fund’s portfolio are BDC qualifying assets that satisfy our investment objective.  After acquiring the Predecessor Fund, our Investment Advisor will be responsible for monitoring and servicing these investments.

Recent Developments

During the three months ended March 31, 2010, the Predecessor Fund invested an additional $0.7 million in its existing loan to Northstar Systems International, sold its insurance side-car loan to Newton Reinsurance Ltd. resulting in $1.0 million return of principal, and was repaid $4.5 million, the full amount of the loan to Cotton Commercial USA Inc. As of March 31, 2010, the weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio was approximately 17.6%, of which 4.1% was payable in cash interest and 13.5% was PIK interest, and the weighted average contractual remaining term of these investments was 1.6 years.  Additionally, the maturity date of the asset-backed loan that the Predecessor Fund provided to INCA

Refining, LLC was extended until June 30, 2011.  As of March 31, 2010, the Predecessor Fund had no unfunded lending commitments.

The Predecessor Fund suspended subscriptions and redemptions as of December 31, 2009 and as a result, there have been no capital contributions or withdrawals since December 31, 2009.  The general partner of the Predecessor Fund and Weston Capital Partners Master Fund II, Ltd., a Cayman Islands exempted company that is a limited partner in the Predecessor Fund, which we refer to as the “Seed Investor,” were paid incentive allocations of $4.7 million during the period from January 1, 2010 through March 31, 2010.

Effective July 2, 2008, the Predecessor Fund made a $12.5 million loan to the MMFX Borrowers through a credit facility to the MMFX Borrowers, the MMFX Guarantors and Welland Security Holding Corporation, as collateral agent.  The maturity date of the credit facility is June 1, 2013.  The loan is secured by a first-priority lien on and security interest in:  (a) all of the MMFX Borrowers’ real property, fixtures and equipment (which includes a steel mini-mill located in Welland, Ontario, Canada); and (b) 100% of the equity interests in MMFX Canadian Holdings, Inc. In addition, the loan is guaranteed by the MMFX Guarantors.  The Predecessor Fund subsequently purchased, on October 23, 2008, an additional $12.5 million participation in a delayed draw term loan to the MMFX Borrowers under the $55.0 million credit facility described above.

During September 2009, the Predecessor Fund discontinued the accrual of all of the cash interest on its loan to the MMFX Borrowers.  Cash interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The cash interest that was not recognized was approximately $1.4 million through December 31, 2009.  On January 5, 2010, the MMFX Borrowers filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code.  On January 6, 2010, the MMFX Borrowers were granted protection under the Companies’ Creditors Arrangement Act in Canada.  As of March 31, 2010, the principal amount of the Predecessor Fund’s loan to the MMFX Borrowers was $25.0 million.  During April 2010, the Predecessor Fund invested an additional $1.7 million in a loan to MMFX Borrowers and enhanced its collateral support for the loan.  Based on three separate third-party valuation reports, our Investment Advisor believes that the Predecessor Fund’s loans to the MMFX Borrowers are adequately secured and that the loans will be repaid in full.  Any recovery of the Predecessor Fund’s loans to the MMFX Borrowers, however, is subject to the outcomes of the foregoing bankruptcy proceedings and the sale of the steel mini-mill, which is expected to be completed by August 2010.  However, there is no guarantee that a sale of the steel mini-mill will take place at all or if it does, on what terms or in what time frame and whether the proceeds thereof would be sufficient to repay our loans.

Our Investment Advisor

We are externally managed and advised by our Investment Advisor, a San Francisco-based investment advisor that was formed in March 2007.  Our Investment Advisor is an investment advisor that is registered under the Advisers Act and manages investment funds with approximately $253 million of assets under management as of December 31, 2009.  Our Investment Advisor, which has 18 employees, is responsible for administering our business activities and day-to-day operations.  We currently have no employees and each of our executive officers is also an employee of our Investment Advisor.

Our Investment Advisor is led by its four Principals:  (i) Philip N. Duff, the Chairman of our Board of Directors and our Chief Executive Officer; (ii) Andre A. Hakkak, our President; (iii) Barbara J. S. McKee, our Treasurer and Secretary and (iv) Ken Masters.  Mr. Duff, Mr. Hakkak and Ms. McKee will also serve on our board of directors.  The Principals of our Investment Advisor have substantial experience in investing in private and public loans, notes, high-yield bonds and other debt securities across a variety of industries and structures.  Additionally, certain of the Principals have extensive expertise in corporate workouts, restructurings and bankruptcies.  The Principals, along with Patrick H. Dowling, a senior managing director of our Investment Advisor, collectively comprise our Investment Advisor’s investment committee.  The investment committee members are responsible for various management duties, subject to the supervision of our board of directors, including establishing asset allocation of our Investment Advisor, credit selection of our portfolio, asset and liability management, risk management and monitoring investments through maturity.

Our investment activities will be managed by our Investment Advisor and supervised by our board of directors, a majority of whom are non-interested directors and will be independent of our Investment Advisor and its affiliates.  We will enter into the Investment Advisory and Management Agreement, under which we will pay our Investment Advisor a quarterly base management fee based on our total assets (including assets purchased with borrowed funds, if any), and an incentive fee based on our performance.  The term of the Investment Advisory and

Management Agreement will be for one year, with one-year renewals, subject to approval by our board of directors, a majority of whom are non-interested directors.  See “Management.”  See “Investment Advisory and Management Agreement.”  Under the Administration Agreement, our Investment Advisor will also serve as our administrator.  We will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations under the Administration Agreement and for providing personnel and facilities to us.  See “Administration Agreement.”

We have structured our relationship with our Investment Advisor to align our interests closely with those of our Investment Advisor and the Principals.  In addition to the incentive fees that may be earned by our Investment Advisor, the Principals, through their collective ownership of the general partner of the Predecessor Fund, will beneficially own an aggregate of      million shares of our common stock, as payment for the general partner’s Interest in the Predecessor Fund.  Further, all of our executive officers and directors and certain other employees or affiliates of our Investment Advisor will purchase an aggregate of        million shares of our common stock in the Management Private Placement.  Upon completion of this offering, our executive officers and directors and certain other employees and affiliates of our Investment Advisor will hold approximately     % of our outstanding common stock (assuming the underwriters do not exercise their overallotment option to purchase additional shares).  We believe that the ownership of our common stock by these individuals, as well as the incentive fees that may be earned by our Investment Advisor, will align our interests with those of the Principals and our Investment Advisor and create an incentive to maximize returns for our stockholders.

 The executive offices of our Investment Advisor are located at 88 Kearny Street, 4th Floor, San Francisco, California 94108, and the telephone number of our Investment Advisor’s executive offices is (888) 621-6805.

KEY BUSINESS STRENGTHS

We believe that our key business strengths include:

Focus on Senior Secured Lending to Middle-Market Businesses.

We believe that our focus on senior secured lending to private U.S. middle-market businesses should enable us to generate attractive risk-adjusted returns for our stockholders.  Our investment focus is to seek a first-lien, senior-secured position in a company’s capital structure, in order to enhance our ability to protect our investment.  We typically focus on lending against collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or a borrower’s cash flows, and target LTVs at origination of 50.0% or less.

LTV calculations at origination are based from third-party appraisals, typically conducted by niche industry consultants and brokers of a particular type of asset, that assess the liquidation value of the collateral in a distressed sale situation.  In many circumstances, our Investment Advisor requires more than one third-party appraisal to provide a range of distressed sale values, the lowest of which is used in the LTV calculation.  We believe that our target market will continue to be underserved by larger lenders, as well as by the capital markets generally, and will provide significant opportunities for our Investment Advisor to identify and structure investments on what it believes to be favorable terms for us.

Strong Direct Origination Capabilities

We believe that our Investment Advisor is strongly positioned to originate attractive loans through its diverse relationships with middle-market businesses, restructuring firms, financial institutions, financial and legal advisors and financial sponsors.  We believe that a direct origination strategy creates investment opportunities for us, many of which other lenders are unaware, improves our economic returns, allows us to underwrite each credit to our specific standards and gives us control over critical terms, including covenants, that can protect us in adverse situations.  As of March 31, 2010, our Investment Advisor had a pipeline, in connection with all of its advisory activities, of 42 opportunities, all of which it believes match our investment objective, that aggregated to approximately $550 million of potential transactions.  In addition, as of March 31, 2010, six term sheet proposals had been issued and were being negotiated and these potential investments aggregated to approximately $75 million.  The identified pipeline opportunities, as well as any future opportunities, are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements.  As a result, there is no guarantee if, when or on what terms any of these opportunities will be consummated.

Strong Credit Underwriting

Our Investment Advisor will perform fundamental credit analysis of each individual borrower, while also considering the implications of the overall macroeconomic environment.  This credit analysis will include a review by an internal credit team as well as third-party verification of collateral liquidation values.  Our Investment Advisor will emphasize capital preservation, low volatility of returns and minimization of downside risk in our investments.  Since inception through December 31, 2009, the Predecessor Fund has made debt investments to 36 portfolio companies, of which 20 have been repaid in full or sold at or above par value and one asset-backed loan was sold below par value.

Attractive Existing Portfolio of Assets

Virtually No Exposure to 2006 and 2007 Vintage Assets.  In connection with this offering, we will acquire the Predecessor Fund, which will require us to immediately use $    million (or    %) of the estimated net proceeds from this offering and the issuance of common stock in connection with the Management Private Placement.  We believe that this immediate use of the net proceeds will provide us with the potential for higher initial returns to our stockholders than would otherwise be available if we had not identified acquisition opportunities.  As of March 31, 2010, the weighted average effective yield of the outstanding debt investments in the Predecessor Fund’s portfolio was approximately 17.6%.  The Predecessor Fund, which is managed by our Investment Advisor, began investing in loans in October 2007, with approximately 86.2% of the Predecessor Fund’s current investments by fair value as of December 31, 2009 were underwritten in 2008 and 2009, during what we believe was the peak of the economic crisis and capital markets disruption that began in mid-2007.  In our view, these investments were made in an economic environment which permitted our Investment Advisor to negotiate favorable terms and comprehensive covenants with companies maintaining conservative capital structures.

Strong Returns and Attractive Interest Rates.  For the years ended December 31, 2009 and 2008, the Predecessor Fund generated net total returns of 10.9% and 12.9%, respectively, and, since inception in October 2007, has used leverage to fund only one investment.  Further, as of December 31, 2009, the outstanding debt investments in the Predecessor Fund had a weighted average effective yield of approximately 17.5%, of which 4.5% was payable in cash interest and 13.0%  was PIK interest.  In the future, our Investment Advisor will seek to increase the cash interest portion of new debt originations.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors—Risks Relating to our Business—We may have difficulty paying our required distributions in cash if we recognize income before or without receiving cash representing such income.”  As of December 31, 2009, the Predecessor Fund had two investments on non-accrual status, representing approximately 21.4% of the Predecessor Fund’s portfolio at fair value.  The Predecessor Fund has taken $3.4 million write-downs on these assets as of December 31, 2009.

Senior Secured Loans with Conservative LTVs.   All of the loans in the Predecessor Fund’s portfolio are secured by collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or the borrower’s cash flows.  As of December 31, 2009, the average LTV of the approximately $165.8 million in asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) at fair value was 50.2%.  Additionally, the approximately $17.4 million in insurance side-car loans and senior secured rights on revenue loans at fair value are secured by a first priority right to each borrower’s revenue.

Integrated Investment Process and Risk Mitigation

Our Investment Advisor has designed an investment process that we believe is highly disciplined, integrates risk management throughout the process and provides for independent valuation and verification of each underwritten loan on a quarterly basis by third-party valuation firms.  We believe our Investment Advisor’s investment evaluation utilizes a framework that compares the overall opportunity cost of each investment to other potential investments as well as a rigorous credit analysis focused on credit fundamentals and emphasizes collateral verification and free cash flow computed under base- and stress-case scenarios.  Investment opportunities must receive unanimous approval by the investment committee of our Investment Advisor in order to be consummated.

Experienced Management Team

The members of the investment committee of our Investment Advisor each have at least 18 years of experience in the fields of investing, including in public and private loan investing, corporate bankruptcies, restructurings and workouts, real estate and non-real estate related investing, finance, capital markets, transaction structuring and risk management.  Members of the investment committee of our Investment Advisor also have extensive experience in managing equity, loan, bond, and distressed funds.  Additionally, members of the investment committee of our Investment Advisor have experience underwriting, structuring, negotiating, restructuring and liquidating public and private debt transactions, ETF’s, securitizations and various other asset classes.  Further, Mr. Duff, our Chairman and Chief Executive Officer, has held senior leadership positions in numerous financial institutions and investment firms, including serving as Chief Financial Officer of Morgan Stanley, President of Van Kampen Investments and Chairman and Chief Executive Officer of FrontPoint Partners, LLC.

The Principals have maintained close working relationships with top private equity and venture capital firms, providing such firms’ portfolio companies with debt capital and capital structure advisory services.  The Principals also maintain close relationships with financial and legal advisory firms from whom we expect to receive investment opportunities and market information.  This experience has enabled our Investment Advisor to develop what we believe to be a strong reputation and strong relationships in the markets it serves.  Since its inception, members of the investment team of our Investment Advisor have raised over $400 million of investment capital and have deployed over $250 million in originated loans and acquired $57.5 million of publicly traded securities.

OUR INVESTMENT STRATEGY

We will concentrate our investing activities within industries that we believe have verifiable collateral and/or produce consistent cash flows.  These loans are typically secured by a first priority lien on the assets of the portfolio companies and typically bear interest at fixed rates.  Our Investment Advisor typically targets investments with what we believe are conservative LTVs of 50% or less at the time of origination, the collateral valuations for which are verified by both our Investment Advisor and a third-party valuation firm.  When our Investment Advisor deems appropriate, our Investment Advisor may obtain further support from additional third-party collateral appraisers.  As of December 31, 2009, the asset-backed loans (which do not include insurance side-car loans and senior secured rights on revenue loans) in the Predecessor Fund had a weighted average LTV of 50.2%.  In addition, our Investment Advisor will structure what it believes to be comprehensive covenants for our investments that are intended to allow us to act quickly in the event of credit deterioration.  We believe our investment strategy is a low-risk and low-volatility investment strategy and is intended to provide our stockholders with stable returns that are uncorrelated with the capital markets.  We will seek to reduce risk in investments by targeting the following types of senior secured investment strategies:

Senior Secured Term Loans to U.S. Middle-Market Businesses.  We will generally seek either to be the sole lender or to co-invest with other White Oak Funds, subject to receipt of a favorable exemptive order issued by the SEC, in private U.S. middle-market businesses to support both the growth and recapitalization of their respective businesses where we believe the supply of primary capital is limited and the investment opportunities are attractive.  The debt in which we invest will typically not be rated by any rating agency, but we believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal.

As a subset of the foregoing opportunity, we will offer DIP financing and restructurings to U.S. middle-market businesses.  DIP financings are senior secured obligations (which often have priority over any existing debt, equity or other claims) to companies undergoing a restructuring under Chapter 11 of the U.S. Bankruptcy Code.  DIP loans provide companies in Chapter 11 the opportunity for a fresh start, subject to the debtor’s fulfillment of its obligations under its plan of reorganization.  DIP financings can be attractive opportunities since they are entered into pursuant to an order of the Bankruptcy Court and are subject to various protections under the Bankruptcy Code.  DIP financings are typically short-term obligations that we may, from time to time, convert into short- to medium-term financings, typically a first lien term loan structure as a bridge to a company’s emergence out of Chapter 11.  When structuring DIP financings, we will utilize the same fundamental strategy of conservative underwriting described in the preceding paragraph.

Other Opportunistic Investments.  To a much lesser extent, in the course of analyzing the above-described opportunities, we may purchase private term loans on a direct basis, or we may purchase a portfolio of loans from sellers in the secondary market.  We will offer liquidity to the market for specialty finance portfolios, fund sponsors, banks and other intermediaries that have originated privately held loans accruing interest and that require the disposition of a particular loan or a basket of loans to an opportunistic purchaser.  We plan to identify and evaluate such opportunities that may offer our stockholders attractive risk-adjusted returns and that meet investment criteria similar to those of the private loans we originate directly.  While our primary focus will be to provide private debt capital to U.S. middle-market businesses and to provide DIP financings and restructurings, we may, from time to time, invest in other opportunistic investments.  For instance, we may originate and place term loans with publicly traded companies that require additional liquidity for ongoing business operations, growth opportunities or acquisitions.  Additionally, we may invest in other opportunities, including (i) certain private structured financings, (ii) high-yield bonds and distressed debt or equity securities of public companies that do not qualify as eligible portfolio companies under the 1940 Act, (iii) debt of companies located outside of the United States and (iv) special situations, such as mergers and acquisitions.

OUR ORIGINATION PROCESS

Our Investment Advisor will identify investment opportunities through a variety of channels, including its relationships with middle-market businesses, restructuring firms, financial institutions, financial and legal advisors and financial sponsors, which we believe will allow it to identify attractive investment opportunities for us.  Our Investment Advisor will screen the sourced opportunities and make the decision whether to proceed to due diligence based on the industry, credit structure, relative value and projected leveraged risk-adjusted return.  Since July 2008, our Investment Advisor has identified for the Predecessor Fund and all of the White Oak Funds, on average per quarter, approximately                to              investment opportunities, constituting approximately $     billion to $    billion funding requirements.  On average, approximately     to      of these investment opportunities, representing approximately $     million to $    million per quarter, met or exceeded our Investment Advisor’s risk and return objective;      to      ,  representing approximately $     million to $    million per quarter, made our Investment Advisor’s pipeline and were vetted through the diligence process and     to       , representing approximately $     million to $    million per quarter, were consummated into actual investments.  Since inception through December 31, 2009, the Predecessor Fund has made debt investments to 36 portfolio companies, of which 20 have been repaid in full or sold at or above par value and one asset-backed loan was sold below par value.  As of December 31, 2009, the Predecessor Fund had debt investments in 14 portfolio companies with an aggregate fair value of $183.1 million and no unfunded lending commitments.

OUR UNDERWRITING PROCESS

Initial Underwriting.  The initial phase of the investment process is documented by the drafting of a screening memorandum that requires the execution of a non-disclosure agreement with the borrower; analysis of the proposed collateral package; stress-testing of the financial model; analysis of potential exit possibilities; assessment of the transaction’s risk factors; analysis of any litigation, environmental and other risks and analysis of internal and third-party diligence reports (including analysis of the borrower’s equity sponsorship, management team, board membership, customer base, top line revenues, cost of goods sold, expenses, cash flows and risk factors).  The investment process continues with the drafting of the term sheet and commitment letter, the finalization of the credit memorandum and a relative value analysis of the relevant opportunity as compared to other opportunities in the transaction pipeline.  The next phase of the investment process involves the drafting, negotiation and execution of the loan documentation (including documentation for the perfection of the relevant security interests, such as UCC-1 filings, mortgages, etc.), funds flow analysis and the processing procedures for the portfolio position (including implementation and coordination with third-parties).

Credit Research and Due Diligence.  If the members of the investment committee of our Investment Advisor responsible for the transaction determine that an investment opportunity should be pursued, our Investment Advisor will engage in an intensive due diligence process.  When conducting due diligence, our Investment Advisor will evaluate critical business and financial risk considerations, as well as tax, accounting, environmental and legal issues, in determining whether or not to proceed with an investment.  We believe our Investment Advisor’s investment evaluation utilizes a framework that compares the overall opportunity cost of each investment to other potential investments as well as a rigorous credit analysis focused on credit fundamentals rather than the momentum of the overall markets and emphasizes collateral verification and free cash flow computed under base- and stress-case scenarios, normalized levels of capital expenditures, stability of margins, structure, competitive position, management track record and industry trends.  Our Investment Advisor engages with outside accountants, consultants, lawyers, investment banks and industry experts, as appropriate, when conducting due diligence.

Though each transaction will involve a customized approach, the typical due diligence steps to be undertaken include:

•	meeting with management to gain an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•	checking management backgrounds and references;

•	performing a review of historical financial performance and the quality of earnings;

•	visiting headquarters and company operations and meeting top and middle level executives;

•	contacting customers and vendors to assess both business prospects and standard practices;

•	conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

•	researching the industry for historic growth trends and future prospects (including Wall Street research, industry association literature and general news);

•	assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

•	investigating legal risks and financial and accounting systems.

Investment Committee Review and Approval.  For each proposed investment, the members of the investment committee of our Investment Advisor review each of our Investment Advisor’s credit memoranda and related financial projections for opportunities that have been previously evaluated and approved by our Investment Advisor.  Investment opportunities must receive unanimous approval by the investment committee of our Investment Advisor in order to be approved for addition to the portfolio.

Our portfolio companies will generally have one or more of the following characteristics:

•
issuers with collateral, including, depending on the transaction, property, plant and equipment, intellectual property and/or a borrower’s cash flows, and LTVs of 50% or less at the time we originate a loan to them;

•	issuers that have well constructed balance sheets, including an established tangible liquidation value;

•	structures that permit us to obtain what we believe will be appropriate terms and reasonable covenants in our transaction documents;

•	industry leaders with significant competitive advantages and sustainable market shares in attractive sectors;

•	management teams that are experienced and that hold meaningful equity ownership in the businesses that they operate;

•	issuers with reasonable price-to-cash flow multiples;

•	industries in which our Investment Advisor’s investment professionals historically have had deep investment experience and success;

•	issuers that have a history of producing consistent cash flows or revenue;

•	macro competitive dynamics in the industry within which each company competes; and

•	adhering to diversification with regard to position sizes, industry groups and geography.

PORTFOLIO MANAGEMENT

Asset Allocation.  Our Investment Advisor will utilize strict and defined portfolio diversification parameters to mitigate concentration risk within any collateral, industrial, geographic or structural sector.  Our Investment Advisor will use a combination of “top-down” and “bottom-up” analyses to establish our asset allocation strategy.  The top-down approach utilizes macro-economic analysis of relative asset valuations, economic outlook, interest rate expectations, credit fundamentals and technical factors to target specific industries and asset classes.  The bottom-up approach includes rigorous analysis of credit fundamentals, management track record, collateral analysis, industry trends and dynamics and dislocation events to select specific credits in which to invest.  However, our asset allocation will be restricted by the 1940 Act and the Code pursuant to our elections to be a BDC and a RIC, respectively.

Position Monitoring and Analysis.  Following the effective date of each investment, the monitoring phase of the investment process continues with the regular stress-testing of the financial model, compliance testing, the on-going analysis of the covenants and the updating of the relevant industry analysis.  This process continues on a monthly basis, with the monthly monitoring results provided to, and analyzed by, our Investment Advisor.

As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies.  This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.  Pursuant to the Administration Agreement, our Investment Advisor (to the extent permitted under the 1940 Act) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure.  We may receive fees for these services.

Our Investment Advisor will closely monitor each investment that we make, maintain a regular dialogue with both the management team and other stakeholders and receive specifically tailored financial reporting.  In addition, the members of the investment committee of our Investment Advisor may take board seats or have observation rights.

Post-investment, in addition to covenants and other contractual rights, our Investment Advisor will seek to exert significant influence through board participation, when appropriate, and by actively working with management on strategic initiatives.  Our Investment Advisor may introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

Our Investment Advisor will monitor our portfolio using daily, monthly, quarterly and annual analyses in order to make decisions regarding the portfolio investments.

•	Daily analysis includes meetings, industry and company pricing runs, industry and company reports and discussions with industry and operating company personnel on an as-needed basis;

•
Monthly analysis on portfolio credit updates and monthly financial reports measured against proprietary stress testing models, financial covenant reviews, and updates on comparable market transactions;

•
Quarterly analysis includes the preparation of quarterly operating results, reconciliation of actual results to projections, updates to the financial model (baseline and stress case), investment committee portfolio review, and third-party valuation reviews; and

•
Annual analysis consists of the preparation of annual credit memoranda, review and sign-off of updated annual credit memoranda by the investment professionals of our Investment Advisor, an internal audit review and testing of compliance with monitoring and documentation requirements.

OUR FINANCING STRATEGY

Due to the interest rate characteristics of the portfolio we will acquire from the Predecessor Fund, immediately following the completion of this offering, we do not expect to generate sufficient cash flow from operations to make cash dividend payments required of us to maintain our RIC status.  Whether our cash flow from operations becomes sufficient to meet these dividend requirements will be dependent upon, among other things, how quickly we are able to deploy the proceeds from this offering, the interest rate characteristics of the new investments we make and how quickly the investments being acquired from the Predecessor Fund with PIK interest rate components are repaid.  In the interim, we plan to maintain a balance of cash and cash equivalents necessary to meet our dividend requirements in a timely fashion, which may include cash from the net proceeds of this offering and the Management Private Placement.

We may use leverage from indebtedness or preferred stock to fund our investments and, in the event our cash balance is insufficient, to pay dividends required to maintain our RIC status.  Our use of leverage will depend upon multiple factors, including our Investment Advisor’s and our board of directors’ assessment of market conditions, the availability of attractive financing terms and the ability to deploy such leverage in a prudent manner consistent with our investment objective.  Our leverage may include issuing senior debt securities to banks and other lenders or the use of credit facilities.  We may also raise additional funds through public and private offerings of our securities and/or additional borrowings, which will be used to purchase additional assets.  The use of leverage to finance investments creates certain risks and conflicts of interest, and all of the costs of borrowing funds or issuing preferred stock would be borne by our stockholders.  See “Risk Factors—Risks Relating to our Business.”

Our ability to utilize leverage will be limited in certain significant respects.  There can be no assurance that we will be able to borrow money on terms acceptable to us or at all, or that we will be able to borrow the amounts anticipated.  If circumstances merit the utilization of leverage, it will be limited by the structural constraints applicable to a BDC, which require that we maintain an asset coverage of at least 200% of our senior securities after such borrowing.  See “Regulation.”

OPERATING AND REGULATORY STRUCTURE

As a BDC, we will be required to comply with certain regulatory requirements including the general prohibition against acquiring assets other than qualifying assets unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets.  See “Regulation—Qualifying Assets.”  We may invest up to 30% of our portfolio in opportunistic investments that our Investment Advisor identifies in order to seek to enhance returns to stockholders.

As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.  To maintain our RIC status, we must distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  Additionally, to qualify as a RIC, we must derive at least 90% of our gross income for each taxable year from certain qualifying sources and also meet certain asset diversification requirements at the end of each calendar quarter.  See “Material U.S. Federal Income Tax Considerations.”

CONFLICTS OF INTEREST

As a BDC, we would not generally be permitted to invest in any portfolio company in which any other White Oak Fund has an investment or make any co-investment with any such fund.  We have applied for an exemptive order from the SEC, however, that would permit us, subject to certain terms and conditions, to co-invest with one or more current or future White Oak Funds.  We and our Investment Advisor believe that it would be advantageous for us to co-invest with other White Oak Funds in order to afford us additional investment opportunities as well as the ability for us to achieve greater diversification in our investments.  There is no assurance that we will receive the exemptive relief requested, that if the SEC grants us exemptive relief it will be on the terms requested by us, or that the terms of such exemptive relief, even if granted, would be acceptable to us if the terms under which the SEC grants relief differ from those we proposed.

If the SEC grants us the exemptive relief requested, we anticipate that, subject to certain terms and conditions, we will co-invest with other White Oak Funds where our Investment Advisor determines that an investment opportunity is consistent with both our and each applicable White Oak Fund’s:  (i) investment objective; (ii) investment policies; (iii) asset diversification (based on factors such as geography, market sector, fixed vs. floating rate interest and cash vs. PIK interest); (iv) capital available for investment; and (v) any other factors that, at the time of determining whether to co-invest, our Investment Advisor deems relevant.  We anticipate that any portfolio company that our Investment Advisor determines is an appropriate investment for us will also be an appropriate investment for one or more White Oak Funds, with certain exceptions based on available capital or asset diversification.  As such, we anticipate that co-investment among us and one or more White Oak Funds would be the norm, rather than the exception.

Each time our Investment Advisor considers an investment opportunity for any White Oak Fund and/or us, our Investment Advisor will make an independent determination of the appropriateness of the investment for us in light of our then-current circumstances.  If our Investment Advisor deems our participation in a particular investment opportunity to be appropriate for us, it will then determine our appropriate level of investment.  If the aggregate amount recommended by our Investment Advisor to be invested by us in a transaction, together with the amount proposed to be invested by other White Oak Funds, collectively, in the same transaction, exceeds the amount of the investment opportunity, the amount proposed to be invested by us and each other White Oak Fund will be allocated pro rata based on the ratio of our total assets, on the one hand, and the total assets of the other White Oak Funds to be co-investing, on the other hand, to our and the other White Oak Funds’ aggregated total assets, up to the amount proposed to be invested by all parties.

After making the determinations set forth above, our Investment Advisor will provide written information concerning the proposed co-investment, including the amount proposed to be invested by us and the other White Oak Funds, to our independent directors for their consideration.  Each transaction contemplated for co-investment and the proposed allocation for such co-investment will be effected only if it is approved by the Required Majority.

With certain limited exceptions, we will not participate in any proposed co-investment transaction unless the terms, conditions, price, class of securities to be purchased, settlement date and registration rights will be the same for us as for the other White Oak Funds.

We will co-invest with other White Oak Funds only if, prior to our and the other White Oak Funds’ participation in a co-investment transaction, the Required Majority concludes that:

(a)       the terms of the transaction, including the consideration to be paid, are reasonable and fair;

(b)       the transaction is consistent with

(i)         the interests of our stockholders; and

(ii)        our investment objective and strategy (as described in this prospectus);

(c)        the investment by the other White Oak Funds would not disadvantage us, and, subject to certain limited exceptions, our participation is not on a basis different from or less advantageous than that of any other White Oak Fund; and

(d)        the proposed co-investment by us will not benefit our Investment Advisor or any affiliated person, including any other White Oak Fund, that is not participating in the co-investment transaction, except to the extent permitted under the 1940 Act.

Our Investment Advisor will present to our board of directors, on a quarterly basis, a record of all investments made by other White Oak Funds during the preceding quarter that fell within our then-current investment objective that were not made available to us, and an explanation of why these investment opportunities were not offered to us.

In the event we do not receive the exemptive relief requested from the SEC, our Investment Advisor will determine whether a particular investment opportunity is an appropriate investment for us and any other White Oak Fund based on our respective investment strategies.  If our Investment Advisor determines that a particular investment opportunity is only appropriate for us, our Investment Advisor will allocate that investment opportunity wholly to us.  If, however, our Investment Advisor determines that an investment opportunity is appropriate for us and one or more other White Oak Funds, then our Investment Advisor will allocate such investment by applying its internal allocation policy.  This allocation policy involves allocating loans in their entirety on a rotational basis among us and the relevant White Oak Fund(s) based on receiving or missing previously completed opportunities (i.e., the “order” in the rotation).  Our Investment Advisor will also take into account customary considerations, including relative capitalization and cash availability; current exposure to the securities, issuer or market in question; different liquidity positions and fund requirements; tax considerations; regulatory considerations; relative risk and value-at-risk profiles; portfolio concentration considerations; informal diversification requirements; borrowing base considerations; minimum investment criteria; different historical and anticipated subscription and redemption patterns; and/or investment time horizon of us and the applicable White Oak Funds.  See “Risk Factors—Risks

Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

Our Investment Advisor currently manages other investment funds in addition to the Predecessor Fund that have investment strategies that are similar to our own and has an aggregate of $ million available for investment.  For example, the White Oak Strategic Master Fund II, L.P.’s principal investment strategy is to make investments principally in asset-backed loans, closely-syndicated senior secured credits, corporate debt and marketable and non-marketable corporate debt and equity securities.  Additionally, the White Oak Opportunity Master Fund, L.P.’s investment strategy is to invest in various aspects of the distressed market, including but not limited to:  distressed asset-based loans and other types of collateral-driven opportunities; collateralized loan obligations, collateralized debt obligations, and other types of structured products; single-name bankruptcies and reorganizations; ownership of other debt and other obligations of undervalued or financially troubled companies, in many cases by taking active or control positions in such companies through the funding of debt or equity purchases; and long/short equity strategies.  The White Oak Opportunity Master Fund, L.P.’s investments may be in the form of debt, which typically will be relatively senior in the capital structure and often secured, equity securities of distressed companies, or both.  Further, the principal investment objective of the White Oak Patriot Fund, L.P. is to invest in asset-backed public and private corporate debt and equity, including, without limitation, leveraged bank loans, high-yield, subordinated and mezzanine bonds, preferred stock and other marketable and non-marketable equity securities with respect to both performing and non-performing (i.e., stressed and distressed) corporations.  None of the forgoing White Oak Funds are limited in the types of securities or other instruments in which they may invest, the types of positions they may take, the concentration of investments by sector, industry, fund, country, company, class or otherwise, the amount of leverage they may employ or the number or nature of short positions they may take.  Further, depending on conditions and trends in securities markets, any of these White Oak Funds may pursue other strategies or employ other techniques that our Investment Advisor considers appropriate, which could cause our investment strategy and the investment strategy of these White Oak Funds to further overlap.

In addition, our Investment Advisor may from time to time advise other funds and manage accounts whose investment strategies may be similar to our own.  In the absence of the exemptive relief requested from the SEC, it is possible that we may not be given the opportunity to make certain investments if those investments are allocated by our Investment Advisor to other White Oak Funds in accordance with the internal allocation policy described above.  Additionally, under the terms of a fee sharing arrangement, our Investment Advisor has agreed to the Fee Sharing Amount to Weston Capital Management, LLC, as more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions.”  The fee sharing requirement will only apply to income received from us, and not from other White Oak Funds.  As a result, our Investment Advisor may be induced to allocate investment opportunities to other White Oak Funds instead of to us in order to avoid paying such fee sharing amounts to Weston Capital Management, LLC.  If, as a result of any of the forgoing, we do not receive investment opportunities from our Investment Advisor, our ability to deploy the net proceeds of this offering in accordance with our investment objective within the timeframe we have contemplated could be materially and adversely affected.  See “Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

COMPETITION

Our net income will depend, in large part, on our ability to generate investments at favorable spreads over our cost of capital.  We will compete with specialty finance companies, savings and loan associations, banks, hedge funds, insurance companies, mutual funds, institutional investors, investment banking firms, other lenders, governmental bodies and other entities.  In addition, there are numerous mortgage specialty finance business development corporations with similar asset acquisition objectives, and others may be organized in the future.  The effect of the existence of additional specialty finance businesses may be to increase competition for the available supply of asset based loans suitable for purchase or investment.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do.  For example, some competitors may have access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.  Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act and the Code will impose on us as a BDC and a RIC, respectively.

STAFFING

We do not currently have any employees and do not expect to have any employees.  Services necessary for our business will be provided by individuals who are employees of White Oak Global Advisors, LLC, as our investment advisor and our administrator, pursuant to the terms of the Investment Advisory and Management Agreement and the Administration Agreement, respectively.  All of our executive officers are employees of our Investment Advisor.  Our day-to-day investment operations will be managed by our Investment Advisor.  Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by our Investment Advisor.  Our Investment Advisor currently has 18 employees dedicated to its operations.  Our Investment Advisor will continue to evaluate its resource needs and will add investment professionals as appropriate.  See “Investment Advisory and Management Agreement.”  In addition, we will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities.  See “Administration Agreement.”

PROPERTIES

Our offices are located at 88 Kearny Street, 4th Floor, San Francisco, California 94108, telephone number (888) 621-6805.

LEGAL PROCEEDINGS

On March 2, 2010, our Investment Advisor received service of process of a third-party complaint by the third-party plaintiffs Richfield Orion International, Incorporated, Richfield Orion Financial Advisors, LLC, and Structured Finance Solutions, LLC.  The third-party plaintiffs allege, among other things, that our Investment Advisor failed to comply with various provisions of a non-disclosure and non-circumvention agreement dated February 9, 2009 entered into by our Investment Advisor, Structured Finance Solutions, LLC and Richfield Orion International, Inc., with respect to transactions involving Carepoint Financial Services, LLC.  On April 16, 2010, our Investment Advisor filed a motion to dismiss all counts of the third-party complaint.  In the event such motion to dismiss is denied, our Investment Advisor intends to vigorously defend the third-party complaint.  The Predecessor Fund has not made any investment in Carepoint Financial Services, LLC or in any affiliates of Carepoint Financial Services, LLC.

Other than the above, neither we nor our Investment Advisor are currently subject to any legal proceedings.

PREDECESSOR FUND PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2009 for each portfolio company in the Predecessor Fund’s portfolio.  Other than these investments, our only relationships with these portfolio companies are the managerial assistance we may separately provide, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Name and Address of Portfolio Company	Nature of its Principal Business	Percentage of Class Held(1)	Interest Rate(2)/ Maturity Date	Original Cost of Investment(3)/ Date of Investment	Principal Balance of Investment(4)	Fair Value of Investment(5)	Fair Value Plus Accrued PIK Interest of Investment(6)
The following investments are Asset-backed Loans
INCA Refining, LLC 1616 S. Voss Road, Suite 870 Houston, TX 77057	Rehabilitates and redeploys low complexity, U.S. Gulf Coast oil refineries. Currently, one of the largest independent oil refining projects globally.	100.00%	25.00% March 31, 2009(7)	$31,999,735 March 5, 2008	$50,189,633	$50,189,633	$50,189,633
The Selling Source, LLC 325 East Warm Springs Road, Suite 200 Las Vegas, NV 89119	Markets a data service solution that enables specialty finance companies to build and launch products, and acquire and manage new customer relationships.	54.00%(8)	13.50%(9) December 21, 2012	$22,013,732 February 7, 2008	$22,013,732	$22,013,732	$22,898,167
MMFX Steel of Canada Inc., ST Welland Real Estate Inc. and ST Equipment Inc. (each a subsidiary of MMFX Technologies Corporation)(10) 2415 Campus Drive, Suite 100 Irvine, CA 92612	Develops, manufactures, and markets an innovative form of steel that is strong and more corrosive resistant than standard black-carbon steel.	45.00%	24.75% June 1, 2013	$25,000,000 July 2, 2008	$25,000,000	$25,000,000	$28,358,665
Imperial Life Financing II, LLC (an affiliate of Imperial Premium Finance, LLC) 701 Park of Commerce Blvd, Suite #301 Boca Raton, FL 33487	Focuses on life insurance premium finance, secondary life insurance market trading, structured settlements, and litigation finance.	100.00%	20.50% September 30, 2011	$14,490,206 July 23, 2009	$17,271,143	$17,271,143	$17,549,291
Spectrum Global Fund Administration, LLC 33 W. Monroe, Suite 1000 Chicago, IL 60603	Provider of middle office and administration services to the alternative asset class independent fund administrator.	100.00%	19.99% June 18, 2010	$14,115,000 December 7, 2007	$18,119,621	$14,230,052	$14,403,455
Monosol RX, LLC 30 Technology Drive Warren, NJ 07059	Manufactures a proprietary pharmaceutical product that delivers FDA-approved drugs on dissolvable and digestible thin films that are placed on a patient’s tongue.	100.00%	19.90% April 1, 2011	$15,000,000 April 1, 2008	$16,619,396	$16,619,396	$16,875,146
Nexidia, Inc. 3565 Piedmont Road NE Building 2, Suite 400 Atlanta, GA 30305	Develops a phonetic-based video and audio search engine technology that can analyze, monitor, search, and archive audio and video content.	100.00%	18.44% January 31, 2011	$8,052,200 May 1, 2008	$9,321,820	$9,321,820	$9,412,901
Northstar Systems International, Inc. 575 Market Street, 14th Floor San Francisco, CA 94105	Provider of wealth management technology and infrastructure to financial service institutions, including asset managers, banks, broker dealers, and providers to registered advisors.	100.00%	19.72% August 31, 2011	$5,000,000 August 31, 2007	$6,618,883	$6,618,833	$6,681,906
Cotton Commercial USA, Inc., Complete Tower Sources, Inc., Mitchell Site ACQ, Inc. and LFC, Inc. 5443 Katy Hockley Cut-Off Kety, TX 77493	Provides remediation and reconstruction of event damaged commercial properties as well as wireless telecommunications and data infrastructure.	51.31%(8)	20.00% May 27, 2011	$4,361,605 February 25, 2009	$4,500,000	$4,500,000	$4,500,492
Total Investments in Asset-backed Loans				$140,032,477	$169,654,228	$165,764,659	$ 170,869,656

Name and Address of Portfolio Company	Nature of its Principal Business	Percentage of Class Held(1)	Interest Rate(2)/ Maturity Date	Original Cost of Investment(3)/ Date of Investment	Principal Balance of Investment(4)	Fair Value of Investment(5)	Fair Value Plus Accrued PIK Interest of Investment(6)
The following investments are Insurance Side-Car Loans
Merna Reinsurance Ltd. Series C c/o Renaissance Underwriting Managers Ltd 8-20 East Broadway Pembroke HM19 Bermuda	Provides three-year aggregate catastrophe excess of loss reinsurance to State Farm Mutual Automobile Insurance Company.	6.45%	L+2.75%(11) July 7, 2010	$4,999,000 July 3, 2007	$5,000,000	$4,986,250	$4,986,250
Newton Reinsurance Ltd. c/o Catlin Bermuda Cumberland House, 6th Floor 1 Victoria Street Hamilton, HM11 Bermuda	Provides two classes of three-year index-based notes, exposed to U.S. earthquake and hurricane events.	1.17%	L+4.65%(11) December 24, 2010	$1,000,000 December 17, 2007	$1,000,000	$997,787	$997,788
Merna Reinsurance Ltd. Series B c/o Renaissance Underwriting Managers Ltd 8-20 East Broadway Pembroke HM19 Bermuda	Provides three-year aggregate catastrophe excess of loss reinsurance to State Farm Mutual Automobile Insurance Company.	0.05%	L+1.75%(11) July 7, 2010	$268,050 June 8, 2009	$300,000	$297,833	$297,833
Total Investments in Insurance Side-Car Loans				$6,267,050	$6,300,000	$6,281,870	$6,281,870

The following investments are Senior Secured Rights on Revenue Loans
TCD Royalty Pharma SUB, LLC 222 Delaware Avenue, #1200 Wilmington, DE 19801	Owns and licenses Sanctura XR, an FDA approved drug that is marketed and sold in the U.S. to treat overactive bladders, and Oracea, an FDA approved drug marketed and sold in the U.S. to treat the skin disorder Rosacea.	6.67%	16.00% April 15, 2024 (2.5 year average life)	$5,000,000 April 15, 2008	$5,000,000	$4,770,000	$4,770,000
Fosamprenavir Royalty, LP 1209 N. Orange Street Wilmington, DE 19801	Markets fosamprenavir, a FDA-approved drug used to treat HIV in combination with other antiretrovirals, as Lexiva in the U.S. and as Telzir in the E.U. and rest of the world.	4.35%	15.50% June 15, 2018 (1.5 year average life)	$3,863,129 May 30, 2008	$4,222,802	$3,704,079	$3,704,079
Domino’s Pizza Master Issuer, LLC 30 Frank Lloyd Wright Drive Ann Arbor, MI 48106	Operates a pizza delivery service in the U.S. and internationally.	2.00%	7.63% April 27, 2037 (2.4 year average life)	$2,325,000 May 15, 2008	$3,000,000	$2,600,000	$2,600,000
Total Investments in Senior Secured Rights on Revenue Loans				$11,188,129	$12,222,802	$11,074,079	$11,074,079
Total Investments in Predecessor Fund				$157,487,656	$188,177,030	$183,120,608	$188,255,605

(1)    Represents percentage of tranche that is owned by the Predecessor Fund.
(2)    Reflects the total annual yield of each loan through maturity.
(3)    Reflects the initial dollars lent or  purchase consideration paid by the Predecessor Fund in order to originate the loan or acquire its interest in the security, and accounts for any amortization, or prepayment of principal, of the original loan amount.
(4)    Reflects the original cost of the investment plus accumulated PIK interest as of December 31, 2009.
(5)    The Predecessor Fund received valuation assistance from at least one independent third-party valuation firm on all of the asset-backed loans included in its portfolio at December 31, 2009.  The fair value of the Predecessor Fund’s insurance side-car loans and senior secured rights on revenue loans is based on the current market values of such loans as of December 31, 2009.
(6)    The fair value plus accrued PIK interest of all investments outstanding as of December 31, 2009 reflects the fair value of each investment plus accrued PIK interest, but does not include accrued cash interest.

(7)    During January 2010, the maturity date was extended to June 30, 2011.
(8)    The remaining balance of this class is held by other White Oak Funds managed by our Investment Advisor.
(9)    Reflects the floating cash-pay interest of L+8.00% with a Libor floor of 4.00% plus an incremental 1.50% PIK interest.  LIBOR as of December 31, 2009 was 0.25%.
(10)  The loan to the MMFX Borrowers was funded in two draws, a preliminary draw of $12.5 million on July 2, 2008 and a delayed draw of $12.5 million on October 23, 2008.  On January 5, 2010, the MMFX Borrowers filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. On January 6, 2010, the MMFX Borrowers were granted protection under the Companies’ Creditors Arrangement Act in Canada.  See “Business—Recent Developments.”
(11)   Libor for this interest period equals 0.25%.  LIBOR as of December 31, 2009 was 0.25%.

The following chart shows the Predecessor Fund’s investments in derivative contracts as of December 31, 2009.

Name and Address of Counterparty	Nature of Derivative	Percentage of Class Held(1)	Interest Rate(2)/Maturity Date	Original Cost of Investment(3)/ Date of Investment	Notional Amount	Fair Value
Deutsche Bank AG London Winchester House 1 Great Winchester St. London EC2N2DB	Credit Default Swap Reference Entity is Facebook, Inc. and the reference obligation is Facebook’s equipment lease facility. In the event that Facebook defaults on its equipment lease obligation, the Predecessor Fund is to make a payment to compensate Deutsche Bank for losses up to the notional amount. Facebook develops and markets a social utility technology that helps people share information more efficiently with their family, friends, and coworkers.	100.00%	5.45% April 7, 2011	$0 August 4, 2008	$3,698,088	$20,091
Deutsche Bank AG London Winchester House 1 Great Winchester St. London EC2N2DB	Interest Rate Swap – Fixed/Floating	100.00%	Receive: 3.43% Pay: 1 month LIBOR April 7, 2011	$0 August 4, 2008	$1,664,140	$28,145
Total Investments in Derivate Contracts				$0	$5,362,228	$48,236

(1)    Represents percentage of tranche that is owned by the Predecessor Fund.
(2)    Reflects the total annual yield of each loan through maturity.
(3)    Reflects the initial dollars lent or  purchase consideration paid by the Predecessor Fund in order to originate the loan or acquire its interest in the security, and accounts for any amortization, or prepayment of principal, of the original loan amount.

Subsequent to December 31, 2009, the Predecessor Fund sold or received prepayment in full on the following investments:

Company	Principal Business	Title of Investment	Interest Rate/Maturity Date	Original Cost of Investment/Date of Investment(1)	Principal Balance of Investment	Settlement Value/Date of Settlement
Cotton Commercial USA, Inc. 5443 Katy Hockley Cut-Off Kety, TX 77493	Provides remediation and reconstruction of event damaged commercial properties as well as wireless telecommunications and data infrastructure.	Senior Secured Asset-Based Loan	20.00% May 27, 2011	$4,361,605	$4,500,000(2)	$4,500,000
Newton Reinsurance Ltd. c/o Catlin Bermuda Cumberland House, 6th Floor 1 Victoria Street Hamilton, HM11 Bermuda	Provides two classes of three-year index-based notes, exposed to U.S. earthquake and hurricane events.	Insurance Side-Car Loan	L+4.65% December 24, 2010	$1,000,000 December 17, 2007	$1,000,000(3)	$997,788

(1)    Reflects the initial purchase consideration paid by the Predecessor Fund in order to originate the loan or acquire its interest in the security, and accounts for any amortization of, or prepayment of principal made to, the original loan amount.
(2)    Reflects the original cost of the investment plus accumulated PIK interest as of the sale date on March 3, 2010.
(3)    Reflects the original cost of the investment plus accumulated PIK interest as of the sale date on February 10, 2010.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors.  The board of directors will consist of seven members, four of whom are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act, and are deemed independent directors for purposes of complying with the listing requirements of the NYSE.  We refer to these individuals as our independent directors.  Our board of directors annually elects our officers, who will serve at the discretion of the board of directors.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

At each annual meeting, our stockholders elect our full board of directors.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since

Interested Directors
Philip N. Duff	53	Chairman of the Board and Chief Executive Officer	2010

Andre A. Hakkak	38	President and Director	2009

Barbara J. S. McKee	48	Treasurer, Secretary and Director	2009

Independent Directors
George M. James	55	Director Nominee

Donald H. Putnam	58	Director Nominee

George L. Lindemann	74	Director Nominee

Karen D. Seitz	50	Director Nominee

The address for each director is c/o White Oak Capital Corporation, 88 Kearny Street, 4th Floor, San Francisco, California 94108.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Jack Thrift	44	Chief Operating Officer and interim Chief Financial Officer

The address for each executive officer is c/o White Oak Capital Corporation, 88 Kearny Street, 4th Floor, San Francisco, California 94108.

[Leadership structure of the Company to come]

[Lead Independent Director information to come]

Biographical information

Directors

Our directors have been divided into two groups—interested directors and independent directors.  Interested directors are interested persons as defined in the 1940 Act.

Independent directors

George M. James – Director Nominee of the Company.  Mr. James spent 24 years at Morgan Stanley, from 1981 to 2005, where he served as Head and Co-Head of the Global Fixed Income Derivatives Products Group from 1992 to 2001 and Head of Global Credit and Securitization Products from 2001 to 2005.  At Morgan Stanley, Mr. James was responsible for all bank lending risk decisions and new product development.  Mr. James also served as Chairman of Morgan Stanley Derivatives Products, an AAA-rated subsidiary, as well as Director of Ansett Worldwide, the aircraft-leasing subsidiary of Morgan Stanley.  In addition, Mr. James was a member of the Fixed Income Executive Committee, the Morgan Stanley Capital Commitment Committee, and the Morgan Stanley’s New Product Committee, which approved all types of new transactions done by Morgan Stanley’s trading divisions.  From 2005 to 2008, Mr. James was a founder and Co-Chief Investment Officer of Old Lane Partners, a $4.5 billion hedge fund that was sold to Citi Group in 2007.  From 2007 to 2008, Mr. James was Vice Chairman of Citi Alternative Investments and a member of Citi’s Management Committee.  Mr. James earned a Bachelor of Arts in Mathematics from Reed College, Portland, Oregon, and an MBA from the Wharton School at the University of Pennsylvania in Finance.  He is a Trustee of Reed College, where he chairs the Investment Committee.  Mr. James served as a director of the International Swaps and Derivatives Association from 1998 to 2002.  Mr. James’s experience in various positions at Morgan Stanley, his founding and serving as Co-Chief Investment Officer of a hedge fund and his serving on the Management Committee at an investment bank are among the attributes that led to the conclusion that Mr. James should serve on the Company’s board of directors.

Donald H. Putnam – Director Nominee of the Company.  Mr. Putnam began his career at Banker Trust Company, where he worked from 1973 to 1978, designing quantitative investment products and other trust services.  From 1980 to 1986, Mr. Putnam held senior positions at SEI Investments, including Executive Vice President and Division President of SEI Investments, founder and President of SEI Financial Services Company, and founder and President of its various mutual funds with assets under management in excess of $15 billion.  In 1987, Mr. Putnam founded Putnam Lovell Securities, which was sold to National Bank Financial in 2002.  After the acquisition, Mr. Putnam served as Chief Executive Officer and Vice Chairman until 2005.  Currently, Mr. Putnam serves as Managing Partner of Grail Partners LLC and as a director on the boards of Creighton Capital Management, Integrated Trade Processing Corporation, Munder Capital Management and Offit Capital Advisors LLC.  He also oversees the International Rescue Committee, a global charity.  Mr. Putnam’s experience as Chief Executive Officer and Vice Chairman of Putnam Lovell Securities, his serving as Executive Vice President and Division Head of SEI and his service as a director of various companies are among the attributes that led to the conclusion that Mr. Putnam should serve on the Company’s board of directors.

George L. Lindemann – Director Nominee of the Company.  From 1962 through 1972, Mr. Lindemann served as President of Smith, Miller and Patch, a pharmaceutical company.  From 1972 through 1981, Mr. Lindemann was President of Vision Cable Communications, a cable company with operations in New Jersey, Pennsylvania, North Carolina, South Carolina, Florida and Louisiana.  From 1983 to 1992, Mr. Lindemann was the Founder, Chairman and Chief Executive Officer of Metro Mobile CTS, Inc., which merged with Bell Atlantic Corporation in 1992.  During the same period, Mr. Lindemann was also President and Chief Executive Officer of Metro Mobile Communications, Inc.  Mr. Lindemann currently serves as Chairman of the Board and Chief Executive Officer of Southern Union Company, a position he has held since 1990.  From 2005 to 2008, Mr. Lindemann served as President of the Southern Union.  Since 1982, Mr. Lindemann has also served as President and Director of Cellular Dynamics Inc., the managing partner of Activated Communications, Inc., a diversified communications firm headquartered in New York City.  Mr. Lindemann holds a Bachelor of Science in Economics from the Wharton School, University of Pennsylvania.  Mr. Lindemann’s experience as Chairman and Chief Executive Officer of Southern Union Company, as well as his experience as President and Director of Cellular

Dynamics Inc., are among the attributes that led to the conclusion that Mr. Lindemann should serve on the Company’s board of directors.

Karen D. Seitz – Director Nominee of the Company.  Ms. Seitz began her career at General Electric Company, where she spent almost 10 years from 1986 to 1995, in a variety of corporate marketing and consulting positions and the last five years at  GE Capital.  From 1995 to 1997, Ms. Seitz was a Vice President of Strategic Marketing and Business Development at Morgan Stanley & Co.  After leaving Morgan Stanley & Co., she spent almost 13 years at Goldman, Sachs & Co. from 1997 to 2009, where Ms. Seitz became a Managing Director in 1999 and a Partner in 2004.  While at Goldman Sachs & Co., Ms. Seitz served as head of the Pensions, Foundations and Endowments Group for the Securities Division from 2000 to 2009, as Chief Operating Officer of the Firmwide Marketing Committee from 2000 to 2002 and served on the Retirement Committee from 2001 to 2009.  In 2010, Ms. Seitz founded Fusion Partners, a global advisory and private placement firm (associated with BTIG, LLC) that raises capital for alternative investment opportunities and whose efforts are focused on a broad range of institutional investors, including public and corporate pension funds, foundations and endowments, and sovereign wealth funds.  Ms. Seitz is currently a member of the Board of Trustees of the League Treatment Center, Vice Chairman of the Board of The Forum for Youth Investment based in Washington, DC, and a member of the Board of The Damon Runyon Cancer Foundation.  She also serves on the Steering Committee of the Kilts Center for Marketing at The University of Chicago Booth School of Business.  She previously served on the Board of Governors for The New School University from 2003 to 2009 and the Board of Mannes College of Music from 2003 to 2006.  Ms. Seitz earned an MBA from the University of Chicago in 1986 and a BS degree from Iona College in 1984.  Ms. Seitz’s experience with GE Capital and Morgan Stanley & Co., as well as her serving in various roles with Goldman Sachs & Co., are among the attributes that led to the conclusion that Ms. Seitz should serve on the Company’s board of directors.

Interested directors

Philip N. Duff – Chairman of the Board and Chief Executive Officer of the Company.  Mr. Duff has served as Co-Portfolio Manager and Investment Committee Member of our Investment Advisor since October 2009.  Mr. Duff began his career at Morgan Stanley in investment banking in 1984 and served as the Chief Financial Officer of Morgan Stanley from 1993 to 1997.  From 1997 to 1998, Mr. Duff served as President and Chief Executive Officer of VanKampen Investments, a mutual fund acquired by Morgan Stanley, and was the Chief Operating Officer and Senior Managing Director of Tiger Management from 1998 to 2000.  Mr. Duff was one of the founding partners of FrontPoint Partners LLC, an investment management firm, and served as its Chairman and Chief Executive Officer from June 2000 to December 2006 until it was sold to Morgan Stanley.  In January 2007, Mr. Duff founded Duff Capital Advisors, an investment management company that provides business propositions across asset management, liability solutions and retirement schemes, of which he served as the Chief Executive Officer until October 2008.  Mr. Duff currently serves on the boards of Ambac Financial Group, Inc., RiskMetrics Group Inc., Black Diamond Equipment Ltd., and Solar Power Corporation.  He also serves on the non-profit boards of MIT Sloan and the Seven Bridges Foundation.  Mr. Duff previously served on the Board of Trustees of the Financial Accounting Foundation, the Managed Funds Association and Greenwich Academy (including as Chairman).  He received a Bachelor of Arts degree in Mathematics from Harvard College and an MBA from Massachusetts Institute of Technology.  Mr. Duff’s experience as Chief Financial Officer of Morgan Stanley, his serving as President and Chief Executive Officer of a mutual fund, his founding and serving as Chief Executive Officer of Duff Capital Advisors, as well as his roles with our Investment Advisor, are among the attributes that led to the conclusion that Mr. Duff should serve as Chairman of the Company’s board of directors.

Andre A. Hakkak – President and Interested Director of the Company.  Mr. Hakkak has served as Co-Portfolio Manager and Investment Committee Member of our Investment Advisor since June 2007.  Mr. Hakkak was previously the Portfolio Manager and Chief Executive Officer of Alpine Global, Inc. from May 2000 to February 2007.  Mr. Hakkak was also the Portfolio Manager at Suisse Global Investments (SGI) from November 1995 to April 2000.  From November 1994 to November 1995, Mr. Hakkak served at Robertson Stephens & Co. as an analyst in its 1940 Act platform.  He received a B.S. from the Haas School of Business at the University of California at Berkeley.  Mr. Hakkak’s experience as Chief Executive Officer of Alpine Global, his serving as Portfolio Manager of Suisse Global Investments, as well as his roles with our Investment Advisor, are among the attributes that led to the conclusion that Mr. Hakkak should serve on the Company’s board of directors.

Barbara J. S. McKee – Treasurer, Secretary and Interested Director of the Company.  Ms. McKee has served as Co-Portfolio Manager and Investment Committee Member of our Investment Advisor since June 2007.  Ms. McKee was with KKR Financial LLC as Senior Vice President and concurrently with KKR Financial

Corp. (NYSE:  KFN) as General Counsel from September 2004 to December 2006.  Prior to joining KFN, Ms. McKee served as Senior Counsel with Wells Fargo Bank, N.A. from February 2002 to September 2004.  She received a B.A. from Yale University, a J.D. from the University of Chicago and an M.A.  from the University of California at Berkeley.  Ms. McKee is a member of both the California and New York State Bar Associations.  Ms. McKee’s experience as an attorney with KKR Financial and Wells Fargo, as well as her roles with our Investment Advisor, are among the attributes that led to the conclusion that Ms. McKee should serve on the Company’s board of directors.

Executive officers who are not directors

Jack Thrift - Chief Operating Officer and interim Chief Financial Officer.  Mr. Thrift, who is a CPA, has served as Managing Director of Operations and Compliance of our Investment Advisor since July 2008.  Mr. Thrift was Chief Operating Officer and Chief Financial Officer of Pacific Growth Equity Management, LLC, an SEC registered investment advisor, from February 2005 to June 2008.  During that time, he also served as Chief Financial Officer of Pacific Growth Equities, LLC, an affiliated investment banking firm.  From January 2004 to February 2005, Mr. Thrift was Chief Financial Officer and Senior Vice President of Transnational Financial Networks, Inc., a mortgage-banking firm (AMEX:  TFN).  Mr. Thrift was an audit Senior Manager with Grant Thornton from September 2002 through January 2004.  Prior to that, he served as an audit Senior Manager with Deloitte & Touche, LP from November 1999 to September 2002.  He obtained his B.S. from the University of Southern California and is a CPA (inactive) registered in California.

COMMITTEES OF THE BOARD OF DIRECTORS

Our business is managed under the direction of our board of directors, which has established investment guidelines for our Investment Advisor to follow in its day-to-day management of our business.  A majority of our board of directors is “independent,” as determined by our board of directors, consistent with the rules of the NYSE and the 1940 Act.

Our directors keep informed about our business at meetings of our board and its committees and through supplemental reports and communications.  Our independent directors meet regularly in executive sessions without the presence of our corporate officers.

Our board has established two committees consisting solely of independent directors, the principal functions of which are briefly described below.  Matters put to a vote at any one of our two committees must be approved by a majority of the directors on the committee who are present at a meeting at which there is a quorum or by unanimous written consent of the directors on that committee.

Audit Committee

The members of the audit committee are Messrs.                              ,            and                      , each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations.  Mr. serves as chairman of the audit committee.  Our board of directors has determined that               is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act.  The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.  The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.  The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of our asset-back loans.

Nominating and Governance Committee

The members of the nominating and governance committee are Messrs.                 ,            and, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations.  Mr.  serves as chairman of the nominating and governance committee.  The nominating and governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board of directors, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and governance committee seeks to identify individuals to serve on our board of directors who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that our board of directors will be better suited to fulfill its responsibility of overseeing the Company’s activities.  In so doing, the nominating and governance committee reviews the size of the board of directors and the knowledge, experience, skills, expertise and diversity of each of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the board of directors.  The nominating and governance committee believes that the directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company.  The director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that each of the directors brings to the Company.  The nominating and governance committee currently does not consider recommendations from stockholders when selecting nominees for membership to our board of directors.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION TABLE

The following table shows information regarding the compensation expected to be received by the directors for the calendar year ending December 31, 2010.  No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from White Oak Capital Corporation(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from White Oak Capital Corporation paid to director

Independent directors
George M. James	$	None	$
Donald H. Putnam	$	None	$
George L. Lindemann	$	None	$
Karen D. Seitz	$	None	$

Interested directors
Philip N. Duff	None	None	None
Andre A. Hakkak	None	None	None
Barbara J. S. McKee	None	None	None

________________________
(1)	We are newly-organized, and the amounts listed are estimated for the year 2010. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $                          .  They will also receive $ plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.  In addition, the Chairman of the Audit Committee will receive an annual fee of $    and each chairman of any other committee will receive an annual fee of $     for their additional services in these capacities.  In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers.  Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment.

INVESTMENT COMMITTEE

The role of our Investment Advisor’s investment committee is to review and approve our investments policies and procedures and investment guidelines, review and approve our investment portfolio holdings and related compliance with our investment policies and procedures and our investment guidelines.  The investment committee meets as frequently as necessary in order for us to implement our investment strategy.

Our Investment Advisor’s investment committee consists of the four Principals:  Philip N. Duff, Andre A. Hakkak, Barbara J. S. McKee and Ken Masters, as well as Patrick H. Dowling, who is a senior managing director of our Investment Advisor.

Information regarding the members of our Investment Advisor’s investment committee is as follows:

Name	Age	Position	Member Since
Philip N. Duff	53	Chairman of the Board and Chief Executive Officer of the Company, Member of the Investment Committee	2009
Andre A. Hakkak	38	President and Director of the Company, Member of Investment Committee	2007
Barbara J. S. McKee	48	Treasurer, Secretary and Director of the Company, Member of Investment Committee	2007
Ken Masters	41	Member of Investment Committee	2007
Patrick H. Dowling	55	Member of Investment Committee	2010

The address for each member of our Investment Advisor’s investment committee is c/o White Oak Global Advisors, LLC, 88 Kearny Street, 4th Floor, San Francisco, California 94108.

Members of the investment committee of our Investment Advisor who are not directors or officers of the Company

Ken Masters – Managing Member of our Investment Advisor.  Mr. Masters has served as Co-Portfolio Manager and Investment Committee Member of our Investment Advisor since June 2007.  Mr. Masters was previously a Director at KKR Financial LLC from November 2004 to August 2006.  While at KKR Financial LLC, Mr. Masters accessed, underwrote and combined minimally correlated investments in insurance, media, pharma, franchise and other low beta industries.  Prior to KKR Financial LLC, Mr. Masters was a senior investment analyst for the High-Yield and Fixed Income Portfolio Group at Franklin Templeton from August 2000 to October 2004 where he led the representation of Franklin Templeton in distressed situations, including WorldCom, MCI, Charter Communications, Adelphia, McCloud, Global Crossing, and XO Communications.  He received an M.B.A. from Harvard University, and a Bachelor of Science from Cornell University.

Patrick H. Dowling – Senior Managing Director of our Investment Advisor.  Prior to joining our Investment Advisor, Mr. Dowling was a founder and corporate officer at Tygris Commercial Finance serving as Senior Managing Director and Group Head from 2008 to 2009.  Previously, Mr. Dowling was a member of CIT’s Management Committee and served as Managing Director and General Manager of CIT Leveraged Finance – Transportation from 2005 to 2008.  From 1984 to 2005, Mr. Dowling was employed by GE Capital and most recently served as Managing Director and Industry Leader, Aerospace and Defense for GE Commercial Finance.  Mr. Dowling is a certified public accountant and has served as a board member for several companies and organizations during his career, including Penske Truck Leasing, Simplexis.com, Sensitech, National Chamber Foundation of the US Chamber of Commerce, Institute for Defense and Business Foundation, American Trucking  Associations Foundation and the Air Transport Association Foundation.  He holds a B.S. in accounting from Fordham University and a J.D. from Pace University School of Law.

OTHER INVESTMENT PROFESSIONALS

Darius J. Mozaffarian – Credit Principal of our Investment Advisor.  Mr. Mozaffarian has served as Credit Principal of our Investment Advisor since May 2008.  He is responsible for sourcing and channeling transaction opportunities from potential borrowers and acting as a liaison between the Company and investment banking relationships.  Mr. Mozaffarian was previously an Associate in the investment banking division at Goldman, Sachs & Co. from July 2006 until April 2008 as well as during the summer of 2005, where he worked on a variety of leveraged loan and high-yield bond transactions and restructurings.  Prior to Goldman, Sachs & Co., Mr. Mozaffarian was a Product Manager at Telephia, Inc. from June 2002 to July 2004 and a Senior Business

Analyst at Microsoft Corporation from January 2000 to May 2002.  Mr. Mozaffarian received an M.B.A. from the Haas School of Business and both a B.S. in Industrial Engineering & Operations Research and a B.A. in Economics from the University of California at Berkeley.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

Our Investment Advisor will serve as our investment advisor.  Our Investment Advisor was formed in March 2007 and is registered as an investment adviser under the Advisers Act.  Subject to the overall supervision of our board of directors, our Investment Advisor will manage the day-to-day operations of, and provide investment advisory and management services to, the Company.  Under the terms of the Investment Advisory and Management Agreement, our Investment Advisor will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make;

•	close and monitor the investments we make;

•	determine the securities and other assets that we will purchase, retain or sell;

•	perform due diligence on our prospective portfolio companies; and

•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Investment Advisor’s services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities.

Management and Incentive Fee

Pursuant to the Investment Advisory and Management Agreement, we will pay our Investment Advisor a fee for investment advisory and management services consisting of two components—a base management fee and a two-part incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our total assets (including assets purchased with borrowed funds, if any).  For services rendered under the Investment Advisory and Management Agreement during the period commencing from the closing of this offering through and including the end of our first calendar quarter, the base management fee will be payable monthly in arrears.  For services rendered under the Investment Advisory and Management Agreement after that time, the base management fee will be payable quarterly in arrears.  Until we have completed our first calendar quarter, the base management fee will be calculated based on the initial value of our total assets after giving effect to the purchase of any loans (including assets purchased with borrowed funds).  Subsequently, the base management fee will be calculated based on the average value of our total assets (including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.  Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee will have two parts, as follows:

One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter.  Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).  Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash.  Our Investment Advisor is not under any obligation to reimburse us for any part of the incentive fee that it has received but was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.  There is no accumulation of amounts on the hurdle rate (as defined below) from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the hurdle rate and there is no delay of payment if prior quarters are below the hurdle rate.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss.  For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a fixed “hurdle rate” of 1.75% per quarter (which is 7.0% annualized).  If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.  Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (including assets purchased with borrowed funds) used to calculate the 1.75% base management fee.  These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

We will pay our Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.06% (which is 8.24% annualized) in any calendar quarter.  We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.06%) as the “catch-up.”  The effect of the “catch-up” provision is that, if pre-incentive fee net investment income exceeds 2.06% in any calendar quarter, our Investment Advisor will receive 15.0% of such income as if the 1.75% hurdle rate did not apply; and

•	15.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 2.06% in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

QUARTERLY INCENTIVE FEE BASED ON NET INVESTMENT INCOME

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee, the Capital Gains Fee, is determined and payable in arrears as of the end of each calendar year (or upon the termination of the Investment Advisory and Management Agreement, as of

such termination date) commencing with the calendar year ending December 31, 2010 and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated since inception.  If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 15.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years.  If such amount is negative, then there is no Capital Gains Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	Hurdle rate(2) = 1.75%
•	Base management fee(3) = 0.4375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.4375%
•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.80%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.5375%
•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 1.90%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	(100% × “Catch-Up”) + (the greater of 0% AND (15.0% × (pre-incentive fee net investment income – 2.06%)))

	=	(100% × (pre-incentive fee net investment income – 1.75%)) + 0%

	=	(100% × (1.90% - 1.75%))

	=	100% × 0.15%

=	0.15%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.1375%

•	Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 2.50%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	(100% × “Catch-Up”) + (the greater of 0% AND (15.0% × (pre-incentive fee net investment income – 2.06%)))

	=	(100% × (2.06% - 1.75%)) + (15.0% × (2.50% - 2.06%))

	=	0.31% + (15.0% × 0.44%)

	=	0.31% + 0.066%

	=	0.376%

__________________

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(2)	Represents 7.0% annualized hurdle rate.
(3)	Represents 1.75% annualized base management fee.
(4)	Excludes organizational and offering expenses.

Example 2: Capital Gains Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair value, or “FMV,” of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The Capital Gains Fee, if any, would be:

•	Year 1: None

•	Year 2: $4.5 million (15.0% multiplied by $30 million realized capital gains on sale of Investment A)

•
Year 3:  None; $3.75 million (15.0% multiplied by $25 million ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $4.5 million (previous Capital Gains Fee paid in Year 2)

•	Year 4: $150,000; $4.65 million (15.0% multiplied by $31 million cumulative realized capital gains) less $4.5 million (cumulative Capital Gains Fees paid in Years 2 and 3)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The Capital Gains Fee, if any, would be:

•	Year 1: None

•	Year 2: $3.75 million (15.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•
Year 3:  $1.05 million ($4.8 million (15.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.75 million (Capital Gains Fee paid in Year 2))

•	Year 4: None

•
Year 5:  None ($3.75 million (15.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $4.8 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

Payment of our expenses

All investment professionals of our Investment Advisor and its staff when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our Investment Advisor.  We will bear all other costs and expenses of our operations and transactions, including those relating to:  organization, which will be entirely expensed upon the commencement of our operations; calculation of our NAV (including the cost and expenses of any independent valuation firm); expenses incurred by our Investment Advisor payable to third-parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and base management fees; administration fees; fees payable to third-parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditor and legal costs; and all other expenses incurred by us or our Investment Advisor in performing its obligations under the Administration Agreement and providing personnel and facilities.

Duration and termination

The Investment Advisory and Management Agreement was approved by our board of directors on, 2010.  Unless terminated earlier as described below, it will continue in effect for a period of one year from its effective date.  It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.  The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment.  The Investment Advisory and Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.  See “Risk Factors—Risks Relating to our Business—We are dependent upon our Investment Advisor’s key personnel and their referral relationships for our future success.”

The Investment Advisory and Management Agreement was approved by our sole stockholder on, 2010.

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Advisor, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of our Investment Advisor’s duties or obligations under the Investment Advisory and Management Agreement or otherwise as our Investment Advisor.

Organization of our Investment Advisor

Our Investment Advisor was formed in March 2007 as a Delaware limited liability company and is registered as an investment adviser under the Advisers Act.  The principal executive offices of our Investment Advisor are located at 88 Kearny Street, 4th Floor, San Francisco, California 94108.

Board approval of the Investment Advisory and Management Agreement

On           , 2010, our board of directors approved the Investment Advisory and Management Agreement.  In its consideration of the Investment Advisory and Management Agreement, the board of directors reviewed a significant amount of information and considered a number of factors, including:

•	our investment objective;

•	the nature, quality and extent of the advisory and other services to be provided to us by our Investment Advisor;

•
the investment selection process to be employed by our Investment Advisor, including the flow of transaction opportunities resulting from our Investment Advisor’s investment professionals’ significant capital markets, trading and research expertise, the employment of our Investment Advisor’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies;

•
our Investment Advisor’s personnel and their prior experience in connection with the types of investments proposed to be made by us, including such personnel’s network of relationships with intermediaries focused on U.S. middle-market businesses;

•	comparative data with respect to base management fees and incentive fees of other business development companies with similar a investment objective;

•	the other terms and conditions of the Investment Advisory and Management Agreement;

•	the administrative services that our Investment Advisor will provide to us at cost;

•	our projected operating expenses and expense ratio compared to other business development companies with similar a investment objective;

•	historical performance information concerning our Investment Advisor’s affiliates;

•	our Investment Advisor’s estimated pro forma profitability with respect to managing us;

•	the limited potential for additional benefits to be derived by our Investment Advisor and its affiliates as a result of our relationship with our Investment Advisor;

•	the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and mezzanine debt; and

•	the difficulty of obtaining similar services from other third-party service providers or through an internally managed structure.

In addition, our board of directors considered the interests of senior management described in “Certain Relationships” and concluded that the judgment and performance of our senior management will not be impaired by those interests.

Based on the information reviewed and the discussions, the board of directors (including a majority of the non-interested directors) concluded that the investment advisory and base management fee rates are reasonable in relation to the services to be provided.

In view of the wide variety of factors that our board considered in connection with its evaluation of the Investment Advisory and Management Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision.  The board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board.  Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it.  In considering the factors discussed above, individual directors may have given different weights to different factors, though the following factors, among others, served as the basis for its determination:  (i) the fact that the fees to be paid under the Investment Advisory and Management Agreement are generally similar to (or less than) those of comparable business development companies described in the market data currently available; (ii) the fact that our expected expenses are generally similar to (or less than) those of comparable business development companies described in the market data currently available; (iii) the fact that the terms of the Investment Advisory and Management Agreement, including the services to be provided, are generally similar to those of comparable business development companies described in the market data currently available; (iv) the fact that we have the ability to terminate the Investment Advisory and Management Agreement without penalty upon not more than 60 days’ written notice to our Investment Advisor; and (v) the fact that our Investment Advisor’s investment professionals have historically focused on investments in U.S. middle-market businesses and have developed an extensive network of relationships with intermediaries focused on U.S. middle-market businesses, which experience and relationships compare favorably to that of the management teams of other comparable business development companies described in the market data currently available.

ADMINISTRATION AGREEMENT

We are also party to the Administration Agreement with our Investment Advisor.  Pursuant to the Administration Agreement, our Investment Advisor shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for our operations.  Our Investment Advisor shall, among other things, provide us with office facilities, equipment, clerical, bookkeeping and record keeping services at such office facilities and such other services as our Investment Advisor, subject to review by our board of directors, shall from time to time determine to be necessary or useful.  Our Investment Advisor shall also, on our behalf, arrange for the services of, and oversee, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.  Our Investment Advisor shall be responsible for the financial and other records that we are required to maintain and shall prepare all reports and other materials required to be filed with the SEC or any other regulatory authority, including reports to stockholders.  Our Investment Advisor will provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.  In addition, our Investment Advisor will oversee the preparation and filing of our tax returns, and will generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.  Our Investment Advisor will also maintain and keep all our books, accounts and other records that relate to activities performed by our Investment Advisor.  In full consideration of the provision of services of our Investment Advisor, we will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities.  The Administration Agreement may be terminated by either party without penalty upon 60-days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Advisor, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the performance of any of our Investment Advisor’s duties or obligations under the Administration Agreement or otherwise as administrator for us.

CERTAIN RELATIONSHIPS

We will enter into the Investment Advisory and Management Agreement with our Investment Advisor, an entity in which our senior management has ownership and financial interests.  See “Investment Advisory and Management Agreement.”  Our Investment Advisor and the members of the investment committee of our Investment Advisor also manage or advise other White Oak Funds, which have investment objectives similar to ours, and may in the future manage additional investment funds with investment objectives similar to ours.  In addition, Mr. Putnam serves as Managing Partner of Grail Partners LLC and as a director on the boards of Creighton Capital Management, Munder Capital Management and Offit Capital Advisors LLC, which operate in a related line of business to us.  In the future certain of our executive officers and directors and the members of the investment committee of our Investment Advisor serve as officers, directors or principals of other entities that operate in the same or related line of business as we do.

As a result of regulatory restrictions, we are not permitted to (i) invest in any portfolio company in which any other White Oak Fund currently has an investment or (ii) purchase or sell investments to or from any other White Oak Funds.  However, we have applied for an exemptive order from the SEC that would permit us, subject to certain terms and conditions, to co-invest with other White Oak Funds.  There is no assurance that the Company will receive the exemptive relief requested, or that the terms of such relief, if granted, would be acceptable to the Company if the terms under which the SEC grants relief differ from those proposed by the Company.  Accordingly, we cannot assure you that the Company will be permitted to co-invest with other White Oak Funds.  See “Regulation—Other—Co-investment.”

We have also entered into the Administration Agreement with our Investment Advisor.  We will reimburse our Investment Advisor for the costs and expenses incurred by it in performing its obligations under the Administration Agreement and for providing personnel and facilities.  See “Administration Agreement.”

We will also enter into a license agreement with our Investment Advisor pursuant to which our Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “White Oak.”  Under this agreement, we will have a right to use the “White Oak” name, for so long as our Investment Advisor or one of its affiliates remains our Investment Advisor.  Other than with respect to this limited license, we will have no legal right to the “White Oak” name.  This license agreement will remain in effect for so long as the Investment Advisory and Management Agreement with our Investment Advisor is in effect.

We are currently affiliated with White Oak Financial Management, LLC, a Delaware limited liability company, which intends to become an SEC registered investment advisor.  White Oak Financial Management, LLC was organized for the purpose of providing corporate cash management advisory services to the Predecessor Fund’s borrowers, our Company, our portfolio companies and other corporate entities.

On April 5, 2010, our Investment Advisor, the Predecessor Fund, White Oak Partners, LLC, the general partner of the Predecessor Fund, Andre Hakkak, Ken Masters and Barbara McKee entered into the Weston Agreement with the Seed Investor, Weston Partners Advisers, LTD., a Bermuda exempted company, Weston Capital Management LLC, a Delaware limited liability company, and Albert Hallac, pursuant to which, among other things, (i) the Seed Investor consented to our Investment Advisor’s and White Oak Partners, LLC’s formation, sponsorship and management of us as required by the Incubation Agreement, (ii) the parties agreed that the Seed Investor will redeem all of its special interest in the Predecessor Fund on or prior to the completion of this offering and immediately reinvest the entire redeemed amount in us and maintain such investment for at least the Weston Lockup Period, (iii) the parties agreed to make the Seed Investor whole for the reduction, curtailment or elimination of the allocations, which the Seed Investor would have otherwise been entitled to from the Predecessor Fund, resulting from the Seed Investor’s consenting to our Investment Advisor’s and White Oak Partners, LLC’s formation, sponsorship and management of us, the redemption of the special interest, the redemption of other investors from the Predecessor Fund, and the reinvestment of such redeemed amounts in us, and (iv) Albert Hallac and Weston Capital Management agreed to use their best efforts to invest between $1.5 million and $2.5 million in this offering and that such investment will be maintained in us for at least the Weston Lockup Period.

Furthermore, in accordance with the terms of the Weston Agreement, our Investment Advisor agreed to a fee sharing arrangement with Weston Capital Management, LLC, pursuant to which Weston Capital Management LLC will receive a Fee Sharing Amount.  The Fee Sharing Amount is determined by (i) calculating the Net BDC Income, which will be equal to the excess of our Investment Advisor’s gross income that it receives for managing and advising us over certain permitted expenses and (ii) multiplying our Investment Advisor’s Net BDC Income by a fee sharing percentage, (which initially will be 12%) based on our total assets.  This fee sharing percentage may be reduced in the future if our total net assets exceed certain threshold amounts.  The Fee Sharing Amount will be paid out of our Investment Advisor’s Net BDC Income (and limited to its Net BDC Income and therefore payable from fees payable by us).

In the event that the aggregate assets under management of all White Oak Funds, managed accounts and other entities advised by our Investment Advisor equals or exceeds $1.5 billion by the end of the Weston Lockup Period, or in any event subsequent to June 30, 2012, our Investment Advisor may deliver written notice to Weston Capital Management, LLC that our Investment Advisor will purchase Weston Capital Management LLC’s right to the Fee Sharing Amount, in whole or in part (as determined by our Investment Advisor) for an amount equal to the fair market value of the Fee Sharing Amount.

The requirement to pay the Fee Sharing Amount will only apply to income received from us, and not from other White Oak Funds.  As a result, our Investment Advisor may be induced to allocate investment opportunities to other White Oak Funds instead of to us in order to avoid paying the Fee Sharing Amount, thus giving rise to potential conflicts of interest.  See “Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, the Management Private Placement and our acquisition of the Predecessor Fund, there will be shares of common stock outstanding and one stockholder of record.  At that time, we will have no other shares of stock outstanding.  Upon completion of this offering, the Management Private Placement and our acquisition of the Predecessor Fund, Weston Capital Partners Master Fund II, Ltd. will have acquired an aggregate of          million shares of our common stock, issued in a private placement concurrent with this offering, as payment for its Interest in the Predecessor Fund.  The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately prior to this offering			Immediately after this offering(1)
Name and address	Type of ownership	Shares owned	Percentage		Shares owned	Percentage

Weston Capital Partners Master Fund II, Ltd.(2)	Record and beneficial			%		%

All officers and directors as a group (_ persons)(3)	Record and beneficial			%		%

___________________
(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ overallotment option to purchase additional shares.
(2)	Weston Capital Partners Master Fund II, Ltd. is a Cayman Islands exempted company. The investment manager of Weston Capital Partners Master Fund II, Ltd. is Weston Capital Management LLC, a Delaware limited liability company.
(3)	The address for all officers and directors is c/o White Oak Capital Corporation, 88 Kearny Street, 4th Floor, San Francisco, California 94108.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers immediately after this offering.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in White Oak Capital Corporation(1)

Independent Directors
George M. James
Donald H. Putnam
George L. Lindemann
Karen D. Seitz

Interested Directors
Philip N. Duff
Andre A. Hakkak
Barbara J. S. McKee Officers Jack Thrift

__________________________

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the fair value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the fair value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers.  Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors.  Because there are not and will not be a readily available market value for many of the investments in our portfolio, we value such portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors.  Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.  See “Risk Factors—Risks Relating to our Business—Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors.  As a result, there will be uncertainty as to the value of our portfolio investments.”

Investment Valuation

Our investments are carried at fair value in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).  ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

ASC 820 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date under market conditions.  The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs.  Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset.  The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset.  In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

In determining fair value, we use various valuation approaches. In accordance with ASC 820, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of us.  Unobservable inputs reflect our assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Predecessor Fund has the ability to access.  Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.  A majority of our investments are classified as Level 3.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  Investments for which market quotations are readily available (Level 1 and 2) are typically valued at such market quotations.  In order to validate market quotations, we consider a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Predecessor Fund in determining fair value is greatest for securities categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, our own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Predecessor Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.  Our Investment Advisor approves of the fair value of all investments in good faith.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Valuation Techniques

Securities Listed on the Exchange

We value investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the year.  Securities listed on the exchange are classified in Level 1 of the fair value hierarchy.  The Predecessor Fund held no category Level 1 securities as of December 31, 2009 and December 31, 2008.

Securities Not Listed But Traded Over the Counter (“OTC”) or Dealer Quotes are Available

Securities traded over-the-counter are valued at the mean of the representative “bid” and “asked” quotations unless included in the NASDAQ system in which case they will be valued upon their last sales price. If there is no last sales price, the security will be valued at the mean between “bid” and “asked.”

Securities, where dealer quotes are available, will be valued based on the average of the mean of “bid” and “asked” from multiple brokers. Quotes from various brokers will be evaluated before including in the average matrix to determine the involvement of the broker, quotation compared to other brokers and volume of trades.  If there is no

“bid” or “asked” price at the date of determination, we will include last trade price and subsequent trade price in determining reasonable fair value of the securities at the date of determination.

Investments for which market quotations are readily available (Level 1 and 2) are typically valued at such market quotations. In order to validate market quotations, we consider a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations.  Securities with at least two broker quotes are classified in Level 2 of the fair value hierarchy.  Securities with less than 2 broker quotes are classified in Level 3 of the fair value hierarchy.  The Predecessor Fund’s investments in insurance side-car loans are primarily classified in Level 2 of the fair value hierarchy and investments in senior secured rights on revenue loans are primarily classified in Level 3 of the fair value hierarchy.

Asset-Backed Loans

In accordance with ASC 820, we estimate the fair value of our asset-backed loans on an individual basis, using market-based, income-based and/or bond yield approaches, as appropriate.  Asset-backed loans are included in Level 3 of the fair value hierarchy.

Under the market-based approach, we estimate the enterprise value (an estimate of the total fair value of the debt and equity) of the portfolio companies in which we invest and compare that value against the total loan balance.  If the enterprise value exceeds the   balance, then there is an indication that the collateral is sufficient to use as a secondary source of repayment of the loan. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.  Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. In order for us to estimate the enterprise value of a portfolio company, various factors are analyzed, including the portfolio company’s historical audited and unaudited financial statements, as well as financial projections. We also generally prepare and analyze discounted cash flow models based on our own projections of the future free cash flows of the business and industry derived capital costs. We currently review external events, including mergers and acquisitions, and include these events in the enterprise valuation process.

Under the income-based approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.  Bond yield models are also used to determine the present value of the future cash flow streams of debt investments.

We also may, when conditions warrant, utilize an expected recovery model, whereby we will use alternate procedures to determine fair value when the customary approaches are deemed to be not as relevant or reliable.  Such techniques may include obtaining appraisals of collateral value under a distressed sales or liquidation approach. In these circumstances, we consider the nature and realizable value of the collateral against our total loan amount.

We estimate the value of each private loan at each calendar quarter-end using audited and unaudited financial results and projections of the borrower, as well as independent appraisal and valuation data from third-party valuation firms.  Using this information, we determine management’s internal estimate of the fair value of each asset-backed loan.

Our Investment Advisor approved the fair value of all investments for the Predecessor Fund.

OTC Derivative Contracts

OTC derivative contracts include forward, swap and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices or commodity prices.

Derivative contracts are valued based on industry model with inputs from third-party source. Certain pricing models do not entail material subjectivity as the methodologies employed include pricing inputs that are observed from actively quoted markets (as is the case for generic interest rate swap and option contracts).  Derivatives with observable market inputs are categorized in level 2 of the fair value hierarchy. Derivatives without observable market inputs are categorized in Level 3 of the fair value hierarchy.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated proceeds held in escrow at the time of sale. For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

Unrealized appreciation or depreciation reflects the difference between the estimated fair value of the investment and the cost basis of the investment.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the net change in unrealized depreciation on securities and foreign currencies in the our statements of operations.

We do not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net gain (loss) on investments in the statement of operations.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. See "Risk Factors—Risks Relating to our Business—Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors.  As a result, there will be uncertainty as to the value of our portfolio investments.”

Quarterly Valuation Process

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•
we estimate the value of each private loan at each calendar quarter-end using audited and unaudited financial results and projections of the borrower, as well as independent appraisal and valuation data from third-party firms;

•	using this information, our Investment Advisor determines an estimate of the fair value of each asset-backed loan;

•	in order to mitigate the subjectivity inherent in preparing fair value estimates, we also obtain independent valuation reports from reputable firms on all asset-backed loans;

•
the audit committee of our board of directors reviews the preliminary valuations of our Investment Advisor and independent third-party valuation firms and responds and supplements these valuation recommendations to reflect any comments;

•	if there is a difference between the estimate created by our Investment Advisor and that of the independent firm, our valuation policy requires that we reflect the lowest fair value measure; and

•
our board of directors determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Advisor and the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.  Our Investment Advisor approves of the fair value of all investments in good faith.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. See "Risk Factors—Risks Relating to our Business—Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors.  As a result, there will be uncertainty as to the value of our portfolio investments.”

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made.  Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•
our investment advisor’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our Investment Advisor’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below.  As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock.  A registered stockholder may elect to receive an entire distribution in cash by notifying the plan administrator and affiliate of our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders.  The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends and other distributions in cash and hold such shares in non-certificated form.  Upon request by a stockholder participating in the plan, received in writing no later than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV.  However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan.  The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such distribution.  Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices.  The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan.  The plan administrator’s fees under the plan will be paid by us.  If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $     transaction fee plus a $     per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends.  A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.  Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at or by calling the plan administrator’s hotline at     .

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us.  All correspondence concerning the plan should be directed to the plan administrator by mail at or by telephone at.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that investors hold shares of our common stock as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  We have not sought and will not seek any ruling from the Internal Revenue Service, or “IRS,” regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective stockholder that is a partnership holding shares of our common stock or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of its particular situation.  We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.  To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, we must distribute to our stockholders, for each taxable year, the Annual Distribution Requirement.  See “Risk Factors—Risks Relating to our Business—We will be subject to corporate-level income tax if we are unable to qualify as a RIC, which would materially and adversely affect our results of operations and financial condition.”

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) we distribute to stockholders.  We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, which we refer to as the “90% Income Test;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, which we refer to as the “Diversification Tests.”

If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances.  Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements.  However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain asset coverage tests are met.  See “Regulation—Indebtedness and Senior Securities.”  Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests.  If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders.  In that case, all of our income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders.  In contrast, assuming we qualify as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated.  See “Election to be Taxed as a RIC” and “Risk Factors—Risks Relating to our Business—We will be subject to corporate-level income tax if we are unable to qualify as a RIC, which would materially and adversely affect our results of operations and financial condition.”

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

We may be required to recognize taxable income in circumstances in which we do not receive cash.  For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year.  Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) materially and adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) materially and adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Income Test described above.  We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding or other taxes.  In that case, our yield on those securities would be decreased.  Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or a “PFIC,” we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders.  Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains.  If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a “QEF,” in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us.  Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income.  Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.  See “Taxation as a RIC” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain.  Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock.  Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals.  Distributions of our net capital gain (which is generally our realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. stockholders, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock.  Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.”  In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us.  The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its common stock.  Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain.  Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax.  A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid.  In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.  We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.  Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash.  Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of its shares of our common stock.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held its shares for more than one year.  Otherwise, it would be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.  In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in shares of our common stock).  Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals.  Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income.  Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS.  Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.  The Company’s ordinary income dividends, but not capital gain dividends, to corporate U.S. stockholders, may, if certain conditions are met, qualify for the 70% dividends received deduction to the extent that the Company has received qualifying dividends during the taxable year.  However, due to our expected investments, distributions generally will not be eligible for the dividends received deduction allowed to corporate stockholders.

We may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number.  Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886.  Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Significant monetary penalties apply to a failure to comply with this reporting requirement.  States may also have a similar reporting requirement.  Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances.  An investment in shares of our common stock by a Non-U.S. stockholder may have material and adverse tax consequences.  Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.  In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to certain foreign entities, and such entities are urged to consult their tax advisers in this regard.  However, for taxable years beginning before January 1, 2010, certain “interest-related dividends” and “short-term capital gain dividends” paid by us to certain Non-U.S. stockholders are eligible for an exemption from the 30% U.S. federal withholding tax provided that certain requirements are satisfied and that we elect to follow certain procedures.  It is uncertain whether we will follow those procedures.  Interest-related dividends generally are dividends derived from certain interest income (excluding certain contingent interest) earned by us that would not be subject to such tax if earned by Non-U.S. stockholders directly.  Short-term capital gain dividends generally are dividends derived from the excess of our realized net short-term capital gains over realized net long-term capital losses.  Recently proposed legislation would extend this exemption from withholding for taxable years beginning before January 1, 2011.  However, no assurance can be given as to whether this exemption will be extended for tax years beginning on or after January 1, 2010 or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed.  In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.  For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).  Accordingly, investment in our shares may not be appropriate for certain Non-U.S. stockholders.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of our common stock.

Recently Enacted Legislation

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.  Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of this legislation on an investment in our common stock.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to U.S. federal income tax on all of our net taxable income at regular corporate rates.  We would not be able to deduct distributions to stockholders, nor would they be required to be made.  Distributions would generally be taxable to our non-corporate stockholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of our current and accumulated earnings and profits.  Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction.  Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.  If we were to fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.  This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

Our authorized stock consists of                      shares of stock, par value $0.01 per share, all of which will initially be designated as common stock.  There is currently no market for our common stock, and we cannot assure you that a market for our shares will develop in the future.  We will apply to list our common stock on the NYSE under the symbol “WOAK.”  There are no outstanding options or warrants to purchase our stock.  No stock has been authorized for issuance under any equity compensation plans.  Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval.  As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.  Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor.  Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract.  In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.  Subject to any exclusive voting rights of any other class or series of stock, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors.  Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power.  There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock.  Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.  Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.  You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.  The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more.  Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.  For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC.  We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.  Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.  The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any.  In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  In addition to the indemnification provided for in our bylaws, prior to the completion of this offering we also intend to enter into indemnification agreements with each of our current and future directors and officers and with members of our Investment Advisor’s investment committee.  The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.  The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our Investment Advisor’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our Investment Advisor’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.  In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise.  These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors.  We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of directors

Our charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless our bylaws provide otherwise.  Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws.  Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors.  However, unless our bylaws are amended, the number of directors may never be less than four nor more than fifteen.  Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors.  Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for a lesser percentage (which our charter does not provide for common stock), by unanimous written or electronically transmitted consent in lieu of a meeting.  These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws.  With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting.  Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders.  Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers.  Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  See “Risk Factors—Risks Relating to this Offering—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have a material and adverse impact on the price of our common stock.”  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by the stockholders by a majority of the votes entitled to be cast on such a matter.  The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not generally be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter.  Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above.  Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval.  A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares.  The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting.  If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved.  The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances.  Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved.  If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights.  The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock.  Such provision could also be amended or eliminated at any time in the future.  However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based, in part, on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder.  These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities.  An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.  However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.  Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.  This resolution, however, may be altered or repealed in whole or in part at any time.  If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We intend to elect to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code.  As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements.  The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters.  Among other things, we generally cannot invest in any portfolio company in which any of the White Oak Funds currently has an investment.  However, we have applied for an exemptive order from the SEC that would permit us, subject to certain terms and conditions, to co-invest with other White Oak Funds.  We and our Investment Advisor believe it would be advantageous for us to co-invest with other White Oak Funds where the investment is consistent with the investment objective, investment policies, asset diversification, capital available for investment and other pertinent factors applicable to the Company’s investment objective.  We believe that co-investment by the Company and other White Oak Funds will afford the Company additional investment opportunities and the ability to achieve greater diversification.  Assuming the SEC grants us the exemptive relief requested, we anticipate that, subject to certain terms and conditions, co-investments will be made on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each other White Oak Fund that is also investing as well as certain other considerations.  There is no assurance that the Company will receive the exemptive relief requested, or that the terms of such relief, if granted, would be acceptable to the Company if the terms under which the SEC grants relief differ from those proposed by the Company.

The 1940 Act also requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.  In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by a majority of our outstanding voting securities.  A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of:  (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions.  With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act.  Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and exchange rate fluctuations.  However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment.  Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.  We also do not intend to acquire securities issued by any registered investment company that exceed the limits imposed by the 1940 Act.  Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate.  With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.  None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.  The principal categories of qualifying assets relevant to our business are the following:

(1) Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering from the issuer, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.  An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)                 is organized under the laws of, and has its principal place of business in, the United States;

(b)                 is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)                 satisfies any of the following:

•
does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange registered under the Exchange Act (i.e., NYSE, American Stock Exchange and The NASDAQ Global Market) but has an aggregate market value of outstanding equity of less than $250 million;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange, and therefore are eligible portfolio companies.

The regulations defining qualifying assets may change over time.  We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “—Qualifying Assets.”  However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test (discussed above under “—Qualifying Assets”), the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance.  Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.  We, our Advisor or one of our other affiliates, will provide such managerial assistance to portfolio companies that request such assistance.

TEMPORARY INVESTMENTS

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities and/or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets.  Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies.  A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate.  There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.  However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes.  Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.  Our Investment Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage is at least equal to 200% immediately after each such issuance.  In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase.  We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.  For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business—Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.”

CODE OF ETHICS

We and our Investment Advisor will each adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.  You may read and copy these codes of ethics at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.  Registered advisers also must maintain certain records on proxy voting.  In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies.  When we do have voting rights, we will delegate the exercise of such rights to our Investment Advisor.  Our Investment Advisor’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our Investment Advisor will consult with each other, taking into account the interests of us and our stockholders as well as any potential conflicts of interest.  Our Investment Advisor will consult with legal counsel to identify potential conflicts of interest.  Where a potential conflict of interest exists, our Investment Advisor may, if it so elects, resolve it by following the recommendation of a disinterested third-party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting.  While our Investment Advisor may retain an outside service to provide voting recommendations and to assist in analyzing votes, our Investment Advisor will not delegate its voting authority to any third-party.

An officer of our Investment Advisor will keep a written record of how all such proxies are voted.  Our Investment Advisor will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote.  If it uses an outside service, our Investment Advisor may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our Investment Advisor’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote.  In general, our Investment Advisor will vote our proxies in accordance with these guidelines unless (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholders’ value or our best interests.  In reviewing proxy issues, our Investment Advisor generally will use the following guidelines:

Elections of Directors:  In general, our Investment Advisor will vote in favor of the management-proposed slate of directors.  If there is a proxy fight for seats on a portfolio company’s board of directors, or our Investment Advisor determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter.  We may withhold votes for directors that fail to act on key issues, such as failure to (1) implement a majority vote requirement, (2) submit a rights plan to a stockholder vote or (3) act on tender offers where a majority of stockholders have tendered their shares.  Finally, our Investment Advisor may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  We believe that a portfolio company remains in the best position to choose its independent auditors and our Investment Advisor will generally support management’s recommendation in this regard.

Changes in Capital Structure:  Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation.  In general, our Investment Advisor will cast our votes in accordance with the management on such proposals.  However, our Investment Advisor will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions:  We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision.  Accordingly, our Investment Advisor will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Stockholder Rights:  We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights.  However, when analyzing such proposals, our Investment Advisor will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

Corporate Governance:  We recognize the importance of good corporate governance.  Accordingly, our Investment Advisor will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures:  Our Investment Advisor will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Stock Splits:  Our Investment Advisor will generally vote with management on stock split matters.

Limited Liability of Directors:  Our Investment Advisor will generally vote with management on matters that could materially and adversely affect the limited liability of directors.

Social and Corporate Responsibility:  Our Investment Advisor will review proposals related to social, political and environmental issues to determine whether they may materially and adversely affect stockholder value.  Our Investment Advisor may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities free of charge by making a written request for proxy voting information to:  White Oak Capital Corporation, 88 Kearny Street, 4th Floor, San Francisco, California 94108.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us.  We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Advisor and its affiliates with a legitimate business need for the information.  We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.  Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Investment Advisor are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering these policies and procedures.

Co-investment

As a BDC, we would not generally be permitted to invest in any portfolio company in which any other White Oak Fund has an investment or make any co-investment with any such fund.  We have applied for an exemptive order from the SEC, however, that would permit us, subject to certain terms and conditions, to co-invest with one or more current or future White Oak Funds.  We and our Investment Advisor believe that it would be advantageous for us to co-invest with other White Oak Funds in order to afford us additional investment opportunities as well as the ability for us to achieve greater diversification in our investments.  There is no assurance that we will receive the exemptive relief requested, that if the SEC grants us exemptive relief it will be on the terms requested by us, or that the terms of such exemptive relief, even if granted, would be acceptable to us if the terms under which the SEC grants relief differ from those we proposed.

If the SEC grants us the exemptive relief requested, we anticipate that, subject to certain terms and conditions, we will co-invest with other White Oak Funds where our Investment Advisor determines that an investment opportunity is consistent with both our and each applicable White Oak Fund’s:  (i) investment objective; (ii) investment policies; (iii) asset diversification (based on factors such as geography, market sector, fixed vs. floating rate interest and cash vs. PIK interest); (iv) capital available for investment; and (v) any other factors that, at the time of determining whether to co-invest, our Investment Advisor deems relevant.  We anticipate that any portfolio company that our Investment Advisor determines is an appropriate investment for us will also be an appropriate investment for one or more White Oak Funds, with certain exceptions based on available capital or asset diversification.  As such, we anticipate that co-investment among us and one or more White Oak Funds would be the norm, rather than the exception.

Each time our Investment Advisor considers an investment opportunity for any White Oak Fund and/or us, our Investment Advisor will make an independent determination of the appropriateness of the investment for us in light of our then-current circumstances.  If our Investment Advisor deems our participation in a particular investment opportunity to be appropriate for us, it will then determine our appropriate level of investment.  If the aggregate amount recommended by our Investment Advisor to be invested by us in a transaction, together with the amount proposed to be invested by other White Oak Funds, collectively, in the same transaction, exceeds the amount of the investment opportunity, the amount proposed to be invested by us and each other White Oak Fund will be allocated pro rata based on the ratio of our total assets, on the one hand, and the total assets of the other White Oak Funds to be co-investing, on the other hand, to our and the other White Oak Funds’ aggregated total assets, up to the amount proposed to be invested by all parties.

After making the determinations set forth above, our Investment Advisor will provide written information concerning the proposed co-investment, including the amount proposed to be invested by us and the other White Oak Funds, to our independent directors for their consideration.  Each transaction contemplated for co-investment and the proposed allocation for such co-investment will be effected only if it is approved by the Required Majority.

With certain limited exceptions, we will not participate in any proposed co-investment transaction unless the terms, conditions, price, class of securities to be purchased, settlement date and registration rights will be the same for us as for the other White Oak Funds.

We will co-invest with other White Oak Funds only if, prior to our and the other White Oak Funds’ participation in a co-investment transaction, the Required Majority concludes that:

(a)       the terms of the transaction, including the consideration to be paid, are reasonable and fair;

(b)       the transaction is consistent with

(i)         the interests of our stockholders; and

(ii)         our investment objective and strategy (as described in this prospectus);

(c)        the investment by the other White Oak Funds would not disadvantage us, and, subject to certain limited exceptions, our participation is not on a basis different from or less advantageous than that of any other White Oak Fund; and

(d)        the proposed co-investment by us will not benefit our Investment Advisor or any affiliated person, including any other White Oak Fund, that is not participating in the co-investment transaction, except to the extent permitted under the 1940 Act.

Our Investment Advisor will present to our board of directors, on a quarterly basis, a record of all investments made by other White Oak Funds during the preceding quarter that fell within our then-current investment objective that were not made available to us, and an explanation of why these investment opportunities were not offered to us.

In the event we do not receive the exemptive relief requested from the SEC, our Investment Advisor will determine whether a particular investment opportunity is an appropriate investment for us and any other White Oak Fund based on our respective investment strategies.  If our Investment Advisor determines that a particular investment opportunity is only appropriate for us, our Investment Advisor will allocate that investment opportunity wholly to us.  If, however, our Investment Advisor determines that an investment opportunity is appropriate for us and one or more other White Oak Funds, then our Investment Advisor will allocate such investment by applying its internal allocation policy.  This allocation policy involves allocating loans in their entirety on a rotational basis among us and the relevant White Oak Fund(s) based on receiving or missing previously completed opportunities (i.e., the “order” in the rotation).  Our Investment Advisor will also take into account customary considerations, including relative capitalization and cash availability; current exposure to the securities, issuer or market in question; different liquidity positions and fund requirements; tax considerations; regulatory considerations; relative risk and value-at-risk profiles; portfolio concentration considerations; informal diversification requirements; borrowing base considerations; minimum investment criteria; different historical and anticipated subscription and redemption patterns; and/or investment time horizon of us and the applicable White Oak Funds.  See “Risk Factors—Risks

Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

Our Investment Advisor currently manages other investment funds in addition to the Predecessor Fund that have investment strategies that are similar to our own and has an aggregate of $ million available for investment.  For example, the White Oak Strategic Master Fund II, L.P.’s principal investment strategy is to make investments principally in asset-backed loans, closely-syndicated senior secured credits, corporate debt and marketable and non-marketable corporate debt and equity securities.  Additionally, the White Oak Opportunity Master Fund, L.P.’s investment strategy is to invest in various aspects of the distressed market, including but not limited to:  distressed asset-based loans and other types of collateral-driven opportunities; collateralized loan obligations, collateralized debt obligations, and other types of structured products; single-name bankruptcies and reorganizations; ownership of other debt and other obligations of undervalued or financially troubled companies, in many cases by taking active or control positions in such companies through the funding of debt or equity purchases; and long/short equity strategies.  The White Oak Opportunity Master Fund, L.P.’s investments may be in the form of debt, which typically will be relatively senior in the capital structure and often secured, equity securities of distressed companies, or both.  Further, the principal investment objective of the White Oak Patriot Fund, L.P. is to invest in asset-backed public and private corporate debt and equity, including, without limitation, leveraged bank loans, high-yield, subordinated and mezzanine bonds, preferred stock and other marketable and non-marketable equity securities with respect to both performing and non-performing (i.e., stressed and distressed) corporations.  None of the forgoing White Oak Funds are limited in the types of securities or other instruments in which they may invest, the types of positions they may take, the concentration of investments by sector, industry, fund, country, company, class or otherwise, the amount of leverage they may employ or the number or nature of short positions they may take.  Further, depending on conditions and trends in securities markets, any of these White Oak Funds may pursue other strategies or employ other techniques that our Investment Advisor considers appropriate, which could cause our investment strategy and the investment strategy of these White Oak Funds to further overlap.

In addition, our Investment Advisor may from time to time advise other funds and manage accounts whose investment strategies may be similar to our own.  In the absence of the exemptive relief requested from the SEC, it is possible that we may not be given the opportunity to make certain investments if those investments are allocated by our Investment Advisor to other White Oak Funds in accordance with the internal allocation policy described above.  Additionally, under the terms of a fee sharing arrangement, our Investment Advisor has agreed to the Fee Sharing Amount to Weston Capital Management, LLC, as more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions.”  The fee sharing requirement will only apply to income received from us, and not from other White Oak Funds.  As a result, our Investment Advisor may be induced to allocate investment opportunities to other White Oak Funds instead of to us in order to avoid paying such fee sharing amounts to Weston Capital Management, LLC.  If, as a result of any of the forgoing, we do not receive investment opportunities from our Investment Advisor, our ability to deploy the net proceeds of this offering in accordance with our investment objective within the timeframe we have contemplated could be materially and adversely affected.  See “Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns.”

Compliance with the Sarbanes-Oxley Act and the NYSE Corporate Governance Regulations

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders.  Many of these requirements will affect us.  The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder.  We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the NYSE has adopted various corporate governance requirements as part of its listing standards.  We believe we are in compliance with such corporate governance listing standards.  We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,            million shares of our common stock will be outstanding, assuming no exercise of the underwriters’ overallotment option to purchase additional shares.  Of these shares,million shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, and      million shares of our common stock will be “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act and may not be resold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

Pursuant to a registration rights agreement to which we are a party, we have agreed to file registration statements in respect of an aggregate of approximately     million shares of common stock that will be held by certain the Predecessor Fund Investors who have elected to receive shares of our common stock as payment for their Interests in the Predecessor Fund, to the extent such shares are not freely tradable pursuant to Rule 144 or otherwise.  In connection with that registration rights agreement, those Predecessor Fund Investors agreed that, for a period of 365 days from the date of this prospectus, they will not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock.  The registration rights agreement grants these Predecessor Fund Investors certain demand, piggy-back and shelf registration rights beginning     days after the consummation of our IPO.

Additionally, we, our executive officers and directors, and certain other employees or affiliates of our Investment Advisor have entered into lock-up agreements with the underwriters.  Under these agreements, subject to certain exceptions, we and each of these persons may not, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or warrants or other rights to purchase our common stock.  These restrictions will be in effect for a period of 180 days after the date of this prospectus for us and a period of 365 days after the date of this prospectus for our executive officers and directors, and certain other employees or affiliates of our Investment Advisor. At any time and without public notice, the representatives of the underwriters may in their sole discretion release some or all of the securities from these lock-up agreements.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities.  However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements.  If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.  No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities.  No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time.  Sales of substantial amounts of our securities, or the perception that such sales could occur, may materially and adversely affect prevailing market prices for our shares.  Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by                                                             .  The address of the custodian is                    .                   will act as our transfer agent, dividend paying agent and registrar.  The principal business address of                        is                                       , telephone number:                                     .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business.  Subject to policies established by our board of directors, our Investment Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions.  Our Investment Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While our Investment Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available.  Subject to applicable legal requirements, our Investment Advisor may select a broker based partly upon brokerage or research services provided to our Investment Advisor and us and any other clients.  In return for such services, we may pay a higher commission than other brokers would charge if our Investment Advisor determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of common stock described in this prospectus through a number of underwriters.  J.P. Morgan Securities Inc., UBS Securities LLC and Jefferies & Company, Inc. are acting as joint book-running managers of the offering and as representatives of the underwriters.  We have entered into an underwriting agreement with the underwriters.  Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of shares of our common stock listed next to its name in the following table:

Name	Number of Shares

J.P. Morgan Securities Inc.
UBS Securities LLC
Jefferies & Company, Inc.
Stifel, Nicolaus & Company, Incorporated

Total

The underwriters are committed to purchase all the shares of our common stock offered by us if they purchase any shares.  The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.

The underwriters propose to offer the shares of our common stock directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $           per share.  Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $           per share from the initial public offering price.  After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.  Sales of shares made outside of the United States may be made by affiliates of the underwriters.  The representatives have advised us that the underwriters do not intend to confirm discretionary sales in excess of 5% of the common shares offered in this offering.

The underwriters have an option to buy up to            additional shares of our common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above.  The underwriters have       days from the date of this prospectus to exercise this over-allotment option.  If any shares are purchased with this over-allotment option, the underwriters will purchase shares in approximately the same proportion as shown in the table above.  If any additional shares of our common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock.  The underwriting fee is $          per share.  The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

	Without over-allotment exercise	With full over-allotment exercise

Per Share	$	$
Total	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $                .

A prospectus in electronic format may be made available on the web sites maintained by one or more underwriters, or selling group members, if any, participating in the offering.  The underwriters may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders.  Internet distributions will be allocated by the representatives to underwriters and selling group members that may make Internet distributions on the same basis as other allocations.

We have agreed that we will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of common stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of common stock or such other securities, in cash or otherwise), in each case without the prior written consent of the representatives of the underwriters for a period of 180 days after the date of this prospectus. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Our executive officers and directors, and certain other employees or affiliates of our Investment Advisor have entered into lock-up agreements with the underwriters prior to the commencement of this offering pursuant to which each of these persons or entities, with limited exceptions, for a period of 365 days after the date of this prospectus, may not, without the prior written consent of the representatives of the underwriters, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock (including, without limitation, common stock or such other securities which may be deemed to be beneficially owned by such directors, executive officers, managers and members in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise, or (3) make any demand for or exercise any right with respect to the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for our common stock. Notwithstanding the foregoing, if (1) during the last 17 days of the 365-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (2) prior to the expiration of the 365-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 365-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Predecessor Fund Investors who have elected to receive shares of our common stock as payment for their Interests in the Predecessor Fund have entered into a registration rights agreement to which we are a party prior to the commencement of this offering pursuant to which each of these persons or entities, with limited exceptions, for a period of 365 days after the date of this prospectus, may not, without the prior written consent of the representatives of the underwriters, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock (including, without limitation, common stock or such other securities which may be deemed to be beneficially owned by such directors, executive officers, managers and members in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise, or (3) make any demand for or exercise any right with respect to the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for our common stock. Notwithstanding the foregoing, if (1) during the last 17 days of the 365-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (2) prior to the expiration of the 365-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 365-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

We intend to apply to have our common stock approved for listing on the NYSE under the symbol “WOAK”.

In connection with this offering, the underwriters may engage in stabilizing transactions, which involves making bids for, purchasing and selling shares of our common stock in the open market for the purpose of preventing or retarding a decline in the market price of the common stock while this offering is in progress.  These stabilizing transactions may include making short sales of the common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales.  Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount.  The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market.  In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares through the over-allotment option.  A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchase in this offering.  To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

The underwriters have advised us that, pursuant to Regulation M of the Securities Act, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common stock, including the imposition of penalty bids.  This means that if the representatives of the underwriters purchase common stock in the open market in stabilizing transactions or to cover short sales, the representatives can require the underwriters that sold those shares as part of this offering to repay the underwriting discount received by them.

These activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock, and, as a result, the price of the common stock may be higher than the price that otherwise might exist in the open market.  If the underwriters commence these activities, they may discontinue them at any time.  The underwriters may carry out these transactions on the NYSE, in the over-the-counter market or otherwise.

Prior to this offering, there has been no public market for our common stock.  The initial public offering price will be determined by negotiations between us and the representatives of the underwriters.  In determining the initial public offering price, we and the representatives of the underwriters expect to consider a number of factors including:

●	the information set forth in this prospectus and otherwise available to the representatives;

●	our prospects and the history and prospects for the industry in which we compete;

●	an assessment of our management;

●	our prospects for future earnings;

●	the general condition of the securities markets at the time of this offering;

●	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

●	other factors deemed relevant by the underwriters and us.

Neither we nor the underwriters can assure investors that an active trading market will develop for our common shares, or that the shares will trade in the public market at or above the initial public offering price.

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the securities offered by this prospectus in any jurisdiction where action for that purpose is required.  The securities offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction.  Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus.  This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

This document is only being distributed to and is only directed at (i) persons who are outside the United Kingdom or (ii) to investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling with Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”).  The securities are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such securities will be engaged in only with, relevant persons.  Any person who is not a relevant person should not act or rely on this document or any of its contents.

In relation to each Member State of the European Economic Area1 which has implemented the Prospectus Directive (each, a ‘‘Relevant Member State’’), from and including the date on which the European Union Prospectus Directive (the ‘‘EU Prospectus Directive’’) is implemented in that Relevant Member State (the ‘‘Relevant Implementation Date’’) an offer of securities described in this prospectus may not be made to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the EU Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•
to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•
to fewer than 100 natural or legal persons (other than qualified investors as defined in the EU Prospectus Directive) subject to obtaining the prior consent of the book-running managers for any such offer; or

•	in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an ‘‘offer of securities to the public’’ in relation to any securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities, as the same may be varied in that Member State by any measure implementing the EU Prospectus Directive in that Member State and the expression EU Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Certain of the underwriters and their affiliates have provided in the past to us and our affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for us and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions.  In addition, from time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of

1 The EU plus Iceland, Norway and Liechtenstein.

 themselves or their customers, long or short positions in our debt or equity securities or loans, and may do so in the future.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sidley Austin LLP, New York, New York, and Venable LLP, Baltimore, Maryland.  Sidley Austin LLP has from time to time represented certain of the underwriters on unrelated matters.  Certain legal matters in connection with the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York.

EXPERTS

The financial statements of White Oak Strategic Master Fund, L.P. at December 31, 2009 and for the year then ended included in this prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report included elsewhere herein and are included in reliance on such report given upon such firm’s authority as an expert in auditing and accounting.

The financial statements of White Oak Strategic Master Fund, L.P. at December 31, 2008 and for the year ended December 31, 2008 and the period from October 1, 2007 (date of inception) through December 31, 2007 included in this prospectus and Registration Statement have been audited by Rothstein Kass & Company, P.C., an independent registered public accounting firm, as set forth in their report included elsewhere herein and are included in reliance on such report given upon such firm’s authority as an expert in auditing and accounting.

The statement of financial position of White Oak Capital Corporation, at November 13, 2009 (commencement of operations) and the financial statements of White Oak Capital Corporation at December 31, 2009 and for the period from November 13, 2009 (commencement of operations) to December 31, 2009 included in this prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports included elsewhere herein and are included in reliance on such reports given upon such firm’s authority as an expert in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus.  The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act.  You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, NE, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements of White Oak Strategic Master Fund, L.P. (Predecessor)
Reports of Independent Registered Public Accounting Firms	F-2
Predecessor Fund Statements of Financial Condition as of December 31, 2009 and 2008	F-4
Predecessor Fund Condensed Schedule of Investments as of December 31, 2009 and 2008	F-5
Predecessor Fund Statements of Operations for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007	F-9
Predecessor Fund Statements of Changes in Partners’ Capital for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007	F-10
Predecessor Fund Statements of Cash Flows for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007	F-11
Notes to Predecessor Fund Financial Statements	F-13
Audited Statement of Financial Condition of White Oak Capital Corporation
Report of Independent Registered Public Accounting Firm	F-33
Statement of Financial Position as of November 13, 2009 (commencement of operations)	F-34
Notes to Financial Statement	F-35
Audited Financial Statements of White Oak Capital Corporation
Report of Independent Registered Public Accounting Firm	F-36
Statement of Financial Position as of December 31, 2009 and November 13, 2009 (commencement of operations)	F-37
Statement of Operations for the period from November 13, 2009 (commencement of operations) through December 31, 2009	F-38
Statement of Shareholders’ Equity for the period from November 13, 2009 (commencement of operations) through December 31, 2009	F-39
Statement of Cash Flows for the period from November 13, 2009 (commencement of operations) through December 31, 2009	F-40
Notes to Financial Statements	F-41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of White Oak Strategic Master Fund, L.P.
and
Board of Directors of
White Oak Capital Corporation

We have audited the accompanying predecessor statement of financial condition, including the condensed schedule of investments, of White Oak Strategic Master Fund, L.P. (the “the Predecessor Fund”), the predecessor to White Oak Capital Corporation, as of December 31, 2009, and the related predecessor statements of operations, changes in partners’ capital, and  cash flows for the year then ended.  These financial statements are the responsibility of the Predecessor Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Predecessor Fund’s internal control over financing reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Predecessor Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of White Oak Strategic Master Fund, L.P. as of December 31, 2009 and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
San Francisco, California
April 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of White Oak Strategic Master Fund, L.P.

We have audited the accompanying statement of financial condition, including the condensed schedule of investments, of White Oak Strategic Master Fund, L.P. (the "Predecessor Fund"), as of December 31, 2008, and the related statements of operations, changes in partners' capital, cash flows and financial highlights for the year ended December 31, 2008 and the period from October 1, 2007 (commencement of operations) through December 31, 2007.  These financial statements are the responsibility of the Predecessor Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Predecessor Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financing reporting.  An audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Predecessor Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Predecessor Fund as of December 31, 2008, and the results of its operations, changes in its partners’ capital, cash flows and financial highlights for the year ended December 31, 2008 and for the period from October 1, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass & Company, P.C.
Roseland, New Jersey
April 22, 2010

WHITE OAK STRATEGIC MASTER FUND, L.P.
PREDECESSOR FUND STATEMENTS OF FINANCIAL CONDITION

	December 31, 2009	December 31, 2008
Assets

Investments in securities, at fair value (cost of $186,654,670 and $181,495,950)	$183,120,608	$177,268,636
Cash equivalents	11,895,492	33,784,427
Derivative contracts, at fair value	48,236	30,016
Due from broker	1,664,140	2,871,668
Interest receivable	6,085,870	2,510,019
Other assets	148,414	45,887
Total assets	$202,962,760	$216,510,653

Liabilities and partners’ capital

Liabilities
Capital withdrawals payable to limited partners	$7,693,555	$1,310,920
Capital withdrawals payable to general partner	2,700,000	130,000
Accrued expenses	282,392	189,511
Due to affiliate	–	14,174
Interest payable	–	3,699
Due to broker	–	1,365,203
Total liabilities	10,675,947	3,013,507

Partners’ capital
General partner	557,129	2,136,677
Limited partners	191,729,684	211,360,469
Total partners’ capital	192,286,813	213,497,146

Total liabilities and partners’ capital	$202,962,760	$216,510,653

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND CONDENSED SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2009

	Principal Amount	Percentage of Partners’ Capital	Fair Value
Asset-backed loans
United States
Oil and Gas
INCA Refining, LLC (PIK-25%, 3/31/2009)	$50,189,633	26.1%	$50,189,633
Consumer Finance
The Selling Source, LLC (cash-12%, PIK-1.5%, 12/21/2012)	22,013,732	11.5	22,013,732
Steel
MMFX Steel of Canada, Inc., ST Well and Real Estate Inc., and ST Equipment Inc. (each a subsidiary of MMFX Technologies Corporation)	25,000,000	13.0	25,000,000
(cash-15%, PIK-9.75%, 6/1/2013)(cash interest is on non-accrual)
Insurance
Imperial Life Financing II, LLC (a subsidiary/affiliate of Imperial Premium Finance, LLC)	17,271,143	9.0	17,271,143
(PIK-20.5%, 6/13/2011)
Financial Services
Spectrum Global Fund Administration, LLC	18,119,621	7.4	14,230,052
(PIK-19.99%, 6/18/2010)(a portion of PIK interest is on non-accrual)
Pharmaceutical Manufacturing
Monosol RX LLC (cash-10%, PIK-9.9%, 4/1/2011)	16,619,396	8.6	16,619,396
Software
Nexidia, Inc. (cash-8%, PIK-10.44%, 1/31/2011)	9,321,820	4.8	9,321,820
Technology
Northstar Systems International	6,618,883	3.4	6,618,883
(cash-5.54%, PIK-14.18%, 8/31/2011)
Construction and Engineering
Cotton Commercial USA, Inc.	4,500,000	2.3	4,500,000
(cash-16%, PIK-4%, 5/27/2011)

Total asset-backed loans (cost $169,199,491)		86.1	165,764,659

Insurance side-car loans
United States
Financial Insurance
Merna Reinsurance Ltd. Series C (cash-L+2.75%, 7/7/2010)	5,000,000	2.6	4,986,250
Newton Reinsurance Ltd (cash-L+4.65%, 12/24/2010)	1,000,000	0.5	997,787
Merna Reinsurance Ltd. Series B (cash-L+1.75%, 7/7/2010)	300,000	0.2	297,833

Total insurance side-car loans (cost $6,267,050)		3.3	6,281,870

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

AS OF DECEMBER 31, 2009

	Principal Amount	Percentage of Partners’ Capital	Fair Value
Senior secured rights on revenue loans
United States
Healthcare
TCD Royalty Pharma SUB, LLC (cash-16%, 4/15/2024)	$5,000,000	2.5%	$4,770,000
Fosamprenavir Royalty, LP (cash-15.5%, 6/15/2018)	4,222,802	1.9	3,704,079
Restaurants
Domino’s Pizza Master Issuer, LLC (cash-7.63%, 5/15/2012)	3,000,000	1.4	2,600,000

Total senior secured rights on revenue loans (cost $11,188,129)		5.8	11,074,079

Total investments in securities, at fair value (cost $186,654,670)		95.2%	$183,120,608

Derivative contracts, at fair value

Credit default swap – Short
United States
Equipment Finance		-%	$20,091

Interest rate swap – Short
United States
Fixed/Floating		-	28,145

Total derivative contracts, at fair value		-%	$48,236

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

AS OF DECEMBER 31, 2008

	Principal Amount	Percentage of Partners’ Capital	Fair Value
Investments in securities, at fair value

Asset-backed loans
United States
Oil and Gas
INCA Refining, LLC (PIK-25%, 3/31/2009)	$39,055,285	18.3%	$39,055,285
Consumer Finance
The Selling Source, LLC (cash-12%, PIK-1.5%, 12/21/2012)	29,000,000	13.6	29,000,000
Steel
MMFX Steel of Canada, Inc., ST Welland Real Estate Inc., and ST Equipment Inc. (each a subsidiary of MMFX Technologies Corporation)
(cash-15%, PIK-7.5%, 6/1/2013)	25,000,000	11.7	25,000,000
Transportation
XOJET, Inc. (cash-8%, PIK-10.25%, 4/1/2011)	21,684,132	10.2	21,684,132
Financial Services
Spectrum Global Fund Administration, LLC
(cash-2%, PIK-17%, 6/18/2010)	14,830,333	6.4	13,587,673
Pharmaceutical Manufacturing
Monosol RX, LLC (cash-10%, PIK-8.4%, 4/1/2011)	10,494,667	4.9	10,494,667
Software
Nexidia, Inc. (cash-8%, PIK-10.44%, 1/31/2011)	6,370,620	3.0	6,370,620
Technology
Northstar Systems International, Inc.
(cash-5.54%, PIK-14.18%, 8/31/2011)	5,900,036	2.7	5,900,036

Total asset-backed loans (cost $152,335,073)		70.8	151,092,413

Insurance side-car loans
United States
Financial Insurance
Merna Reinsurance Ltd. Series C (cash-L+2.75%, 7/7/2010)	10,000,000	4.4	9,380,500
Fusion 2007 Ltd A (cash-L+8.00%, 5/19/2009)	1,000,000	0.5	979,100
Newton Reinsurance Ltd (cash-L+4.65%, 12/24/2010)	1,000,000	0.4	973,800
Financial Intermediaries
Emerson (cash-L+5.25%, 6/20/2010)	2,000,000	0.8	1,818,300

Total United States (cost $13,989,000)		6.1	13,151,700

United Kingdom
Financial Insurance (cost $1,472,062)
Green Valley Ltd (cash-L+3.60%, 1/10/2011)	1,000,000	0.6	1,330,055

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

AS OF DECEMBER 31, 2008

	Principal Amount	Percentage of Partners’ Capital	Fair Value
Total insurance side-car loans (cost $15,461,062)		6.7	14,481,755

Senior secured rights on revenue loans
United States
Healthcare
TCD Royalty Pharma SUB, LLC (cash-16%, 4/15/2024)	$5,000,000	2.1%	$4,400,000
Fosamprenavir Royalty, LP (cash-15.5%, 6/15/2018)	4,630,077	1.9	4,074,468
Financial
LRF 2007-1A A3 (cash – 1mL+0.20%, 7/20/2012)	2,000,000	0.8	1,720,000
Restaurants
Domino’s Pizza Master Issuer, LLC (cash-7.63%, 5/15/2012)	3,000,000	0.7	1,500,000

Total senior secured rights on revenue securitization (cost $13,699,815)		5.5	11,694,468

Total investments in securities, at fair value (cost $181,495,950)		83.0%	$177,268,636

Derivative contracts, at fair value

Credit default swap – Short
United States
Equipment Finance	0.0%	$(26,773)

Interest rate swap – Short
United States
Fixed/Floating	0.0%	56,789

Total derivative contracts, at fair value	0.0%	$30,016

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND STATEMENTS OF OPERATIONS

	Year Ended December 31, 2009	Year Ended December 31, 2008	October 1, 2007 (commencement of operations) to December 31, 2007
Investment income
Interest	$33,845,442	$25,033,131	$1,412,149
Other income	50,000	30,000	–
	33,895,442	25,063,131	1,412,149

Expenses
Base management fee	4,116,512	622,477	142,714
Professional fees and other	708,171	264,789	46,004
Administrative fee	327,661	217,115	30,000
Interest	13,474	183,851	153,979
Total expenses	5,165,818	1,288,232	372,697
Base management fee reimbursement	–	(313,791)	–
Net expenses	5,165,818	974,441	372,697

Net investment income	28,729,624	24,088,690	1,039,452

Realized and unrealized (loss) gain on investments
Net realized (loss) gain on securities	(1,056,076)	(101,038)	1,262
Net change in unrealized appreciation (depreciation) on securities and foreign currencies	621,334	(4,191,635)	36,239
Net gain from derivative contracts	369,296	552,399	129,620
Net (loss) gain on investments	(65,446)	(3,740,274)	167,121

Net income	$28,664,178	$20,348,416	$1,206,573

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

	General Partner	Limited Partners	Total

Partners’ capital, at October 1, 2007 (commencement of operations)	$–	$–	$–

Capital contributions	–	38,996,418	38,996,418

Capital withdrawals	(303,000)	(1,012)	(304,012)

Allocation of net income
Pro rata allocation	–	1,206,573	1,206,573
Incentive Allocation to General Partner	465,717	(465,717)	–
Reallocation from General Partner to Seed Investor	(140,087)	140,087	–
	325,630	880,943	1,206,573

Partners’ capital, at December 31, 2007	$22,630	$39,876,349	$39,898,979

Capital contributions	–	166,295,175	166,295,175

Capital withdrawals	(130,000)	(12,915,424)	(13,045,424)

Allocation of net income
Pro rata allocation	3,425	20,344,991	20,348,416
Incentive Allocation to General Partner	3,746,119	(3,746,119)	–
Reallocation from General Partner to Seed Investor	(1,505,497)	1,505,497	–
	2,244,047	18,104,369	20,348,416

Partners’ capital, at December 31, 2008	$2,136,677	$211,360,469	$213,497,146

Capital contributions	–	50,280,644	50,280,644

Capital withdrawals	(5,353,923)	(94,787,308)	(100,141,231)

Allocation of net income
Pro rata allocation	129,896	28,534,282	28,664,178
Incentive Allocation to General Partner	5,654,294	(5,654,294)	–
Reallocation from General Partner to Seed Investor	(2,009,815)	2,009,815	–
	3,774,375	24,888,803	28,664,178

Partners’ capital, at December 31, 2009	$557,129	$191,729,685	$192,300,737

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2009	Year Ended December 31, 2008	October 1, 2007 (commencement of operations) to December 31, 2007
Cash flows from operating activities
Net income	$28,664,178	$20,348,416	$1,206,573
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Unpaid PIK interest income	(21,866,596)	(12,484,039)	(246,189)
Net realized loss (gain) on investment in securities	1,072,788	101,038	(1,262)
Net change in unrealized (appreciation) depreciation on investment in securities	(693,252)	4,250,453	(36,239)
Changes in operating assets and liabilities:
Purchases of investments in securities, at fair value	(42,740,783)	(159,612,144)	(18,773,683)
Proceeds from repayments of investments in securities, at fair value	32,612,048	17,954,924	–
Proceeds from sales of investments in securities, at fair value	8,549,819	22,036,875	6,062,500
Amortization of premiums and discounts on investments in securities	–	–	(93,301)
Derivative contracts, at fair value	(18,220)	31,210	55,169
Due from broker	1,207,528	(2,871,668)	–
Interest receivable	(411,847)	(496,226)	211,587
Other assets	(102,527)	15,422	(19,564)
Accrued expenses	92,881	117,987	44,691
Due to affiliate	(14,174)	14,174	–
Interest payable	(3,699)	(37,797)	(15,263)
Due to broker	(1,365,203)	(9,971,869)	(181,007)
Net cash provided by (used in) operating activities	4,982,941	(120,603,244)	(11,785,988)

Cash flows from financing activities
Capital contributions	50,280,644	166,295,175	11,787,000
Capital withdrawals	(77,152,520)	(11,907,504)	(1,012)
Net cash provided by (used in) financing activities	(26,871,876)	154,387,671	11,785,988

Net change in cash equivalents	(21,888,935)	33,784,427	–

Cash equivalents, beginning of period	33,784,427	–	–

Cash equivalents, end of period	$11,895,492	$33,784,427	$–

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$17,173	$221,648	$169,242

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

PREDECESSOR FUND STATEMENTS OF CASH FLOWS (CONTINUED)

Supplemental disclosure of noncash operating activities
On November 30, 2009, the Predecessor Fund exchanged all of its rights, title and interest in an investment at fair value of $13,800,000 in return for the participating interests in White Oak Strategic SRV, L.P. and White Oak Strategic SRV, Ltd.

Supplemental disclosure of noncash financing activities
On November 30, 2009, the Predecessor Fund distributed its interest in White Oak Strategic SRV, L.P. and White Oak Strategic SRV, Ltd. at fair value of $14,050,000 to its partners.
On October 1, 2007, the Seed Investor contributed assets and liabilities with a net fair value of $27,209,418 to the Predecessor Fund.

See accompanying notes to Predecessor Fund financial statements

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies

Nature of Operations

White Oak Strategic Master Fund, L.P. (the “Predecessor Fund”) is an exempted partnership which was formed under the laws of the Cayman Islands and commenced operations on October 1, 2007.  The Predecessor Fund was organized for the purpose of trading and investing in senior secured debt of private and publicly held middle market businesses based in the United States.  The Predecessor Fund’s  primary investment objective is to provide stable  returns and protect against the loss of principal by investing in loans that are secured by collateral, including but not limited to property, plant, equipment and intellectual property, as well as the borrower cash flows.  The Predecessor Fund focuses on investments that provide returns through contractual interest payments, as opposed to capital gains.

The Predecessor Fund  has three limited partners:  White Oak Strategic Fund, L.P. (the “Domestic Feeder Fund”), a Delaware limited partnership; White Oak Strategic Fund, Ltd. (the “Offshore Feeder Fund”), a Cayman Islands investment company; and Weston Capital Partners Master Fund II, Ltd., a Cayman Islands exempted company (collectively the “Feeder Funds”).  The Domestic Feeder Fund and Offshore Feeder Fund have invested substantially all of their assets in the Predecessor Fund.  The Predecessor Fund is managed by White Oak Partners, LLC (the “General Partner”) and White Oak Global Advisors, LLC (the “Investment Manager”).

The Predecessor Fund is the predecessor of White Oak Capital Corporation (“White Oak”).  White Oak was incorporated in Maryland on June 22, 2009 for the purposes of acquiring the Predecessor Fund and commenced operations on November 13, 2009.  White Oak will acquire the Predecessor Fund’s general and limited partnership interests in exchange for notes.  The limited partners will elect to receive cash or common shares (or both) of White Oak issued at the time of its initial public offering (IPO) in settlement of the contingent convertible notes.  The general partner may only receive common shares.  The payment of amounts due under the notes, either in cash or stock, is contingent on the closing of the IPO.  Upon or following the closing of White Oak’s IPO, the Predecessor Fund will distribute its assets in-kind to White Oak in exchange for the redemption of its general and limited partnership interests.  The Predecessor Fund suspended subscriptions and redemptions as of December 31, 2009 and as a result, there have been no capital contributions or withdrawals since December 31, 2009.

Basis of Presentation

The financial statements of the Predecessor Fund are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements.  These estimates are based on the information that is currently available to the Predecessor Fund and on various other assumptions that the Predecessor Fund believes to be reasonable under the circumstances.  Actual results could differ materially from those estimates under different assumptions and conditions.  The most significant estimates inherent in the preparation of the Predecessor Fund’s financial statements are the valuation of investments and derivative contracts at fair value and the related amounts of unrealized appreciation and depreciation.

Subsequent Events

In May 2009, the FASB issued guidance relating to accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or available to be issued.  This guidance defines (i) the period after the balance sheet date during which a reporting entity’s management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures an entity should make about events or transactions that occurred after the balance sheet date.  The guidance became effective for the Predecessor Fund during the year ended December 31, 2009.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

The Predecessor Fund has evaluated the subsequent events through April 22, 2010, the date on which the financial statements were available for issuance.

Cash Equivalents

Cash equivalents consist of demand deposits and highly liquid investments, such as short term money market funds, with original maturities of three months or less.  Cash equivalents are carried at cost which approximates fair value.

Valuation of Investments in Securities – Definition, Hierarchy and Techniques

Our investments are carried at fair value in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).  ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings.  Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material.  Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

ASC 820 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date under market conditions.  The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs.  Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset.  The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset.  In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

In determining fair value, the Predecessor Fund uses various valuation approaches.  In accordance with ASC 820, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Predecessor Fund.  Unobservable inputs reflect the Predecessor Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Predecessor Fund has the ability to access.  Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.  A majority of our investments are classified as Level 3.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  Investments for which market quotations are readily available (Level 1 and 2) are typically valued at such market quotations.  In order to validate market quotations, we consider a number of factors to

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

Valuation of Investments in Securities – Definition, Hierarchy and Techniques (continued)

determine if the quotations are representative of fair value, including the source and nature of the quotations.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Predecessor Fund in determining fair value is greatest for securities categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The Predecessor Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Predecessor Fund ‘s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Predecessor Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period.  Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.  Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.  If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.  The Investment Manager approves of the fair value of all investments in good faith.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Valuation Techniques

Securities Listed on the Exchange

The Predecessor Fund values investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the year.  Securities listed on the exchange are classified in Level 1 of the fair value hierarchy.  The Predecessor Fund held no category Level 1 securities as of December 31, 2009 and December 31, 2008.

Securities Not Listed But Traded Over the Counter (“OTC”) or Dealer Quotes are Available

Securities traded over-the-counter are valued at the mean of the representative “bid” and “asked” quotations unless included in the NASDAQ system in which case they will be valued upon their last sales price.  If there is no last sales price, the security will be valued at the mean between “bid” and “asked.”

Securities, where dealer quotes are available, will be valued based on the average of the mean of “bid” and “asked” from multiple brokers.  Quotes from various brokers will be evaluated before including in the average matrix to determine the involvement of the broker, quotation compared to other brokers and volume of trades.  If there is no “bid” or “asked” price at

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

the date of determination, the Predecessor Fund will include last trade price and subsequent trade price in determining reasonable fair value of the securities at the date of determination.

Securities Not Listed But Traded Over the Counter (“OTC”) or Dealer Quotes are Available (continued)

Investments for which market quotations are readily available (Level 1 and 2) are typically valued at such market quotations.  In order to validate market quotations, we consider a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations.  Securities with at least two broker quotes are classified in Level 2 of the fair value hierarchy.  Securities with less than 2 broker quotes are classified in Level 3 of the fair value hierarchy.  The Predecessor Fund’s investments in insurance side-car loans are primarily classified in Level 2 of the fair value hierarchy and investments in senior secured rights on revenue loans are primarily classified in Level 3 of the fair value hierarchy.

Asset-Backed Loans

In accordance with ASC 820, the Predecessor Fund estimates the fair value of the asset-backed loans on an individual basis, using market based, income based, and/or bond yield approaches, as appropriate.  Asset-backed loans are included in Level 3 of the fair value hierarchy.

Under the market-based approach, the Predecessor Fund estimates the enterprise value (an estimate of the total fair value of the debt and equity) of the portfolio companies in which the Predecessor Fund  invests and compares that value against the total loan balance.  If the enterprise value exceeds the Predecessor Fund’s loan balance, then there is an indication that the collateral is sufficient to use as a secondary source of repayment of the loan.  There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Predecessor Fund derives a single estimate of enterprise value.  Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.  In order for the Predecessor Fund to estimate the enterprise value of a portfolio company, various factors are analyzed, including the portfolio company’s historical audited and unaudited financial statements, as well as financial projections.  The Predecessor Fund will also generally prepare and analyze discounted cash flow models based on its own projections of the future cash flows of the business and industry derived capital costs.  The Predecessor Fund currently reviews external events, including mergers and acquisitions, and includes these events in its enterprise valuation process.

Under the income-based approach, the Predecessor Fund generally prepares and analyzes discounted cash flow models based on its projections of the future free cash flows of the business.  Bond yield models are also used to determine the present value of the future cash flow streams of debt investments.

The Predecessor Fund also may, when conditions warrant, utilize an expected recovery model, whereby it will use alternate procedures to determine fair value when the customary approaches are deemed to be not as relevant or reliable.  Such techniques may include obtaining appraisals of collateral value under a distressed sales or liquidation approach.  In these circumstances, the Predecessor Fund considers the nature and realizable value of the collateral against the total loan amount.

The Predecessor Fund estimates the value of each private loan at each calendar quarter-end using audited and unaudited financial results and projections of the borrower, as well as independent appraisal and valuation data from third-party valuation firms.  Using this information, the Predecessor Fund determines management’s internal estimate of the fair value of each asset backed loan.

OTC Derivative Contracts

OTC derivative contracts include forward, swap and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices or commodity prices.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

OTC Derivative Contracts (continued)

Derivative contracts are valued based on industry model with inputs from third-party source.  Certain pricing models do not entail material subjectivity as the methodologies employed include pricing inputs that are observed from actively quoted markets (as is the case for generic interest rate swap and option contracts).  Derivatives with observable market inputs are categorized in level 2 of the fair value hierarchy.  Derivatives without observable market inputs are categorized in Level 3 of the fair value hierarchy.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method.  We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated proceeds held in escrow at the time of sale.  For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

Unrealized appreciation or depreciation reflects the difference between the estimated fair value of the investment and the cost basis of the investment.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the net change in unrealized depreciation on securities and foreign currencies in the Predecessor statements of operations.

The Predecessor Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net gain (loss) on investments in the Predecessor statements of operations.

Interest Income Recognition

The Predecessor Fund generates interest revenue primarily in the form of interest from the debt securities it holds and dividend income, if any, on investment securities which are publicly traded.  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

The Predecessor Fund stops accruing interest on investments when it is determined that the interest or dividend is not collectible.  The Predecessor Fund assesses the collectability of the interest based on many factors  including the portfolio company’s ability to service the related debt securities based on current and projected cash flows as well as the current valuation of the portfolio company’s current total enterprise value.

Interest income is comprised primarily of two components:  interest paid in cash and paid-in-kind (“PIK”).  The cash portion of interest income is generally payable quarterly.  The Predecessor Fund discontinues the accrual of the cash portion of the interest income on investments if the borrower is delinquent in remitting payment by more than 90 days past the payment due date or if events and circumstances indicate that the collection of cash interest is unlikely.   As of March 1, 2009, we discontinued the accrual of a portion of the PIK interest on our loan to Spectrum Global Fund Administration, LLC.  As of September 1, 2009, we discontinued the accrual of cash interest income on our loan to MMFX Steel of Canada, Inc., ST Welland Real Estate Inc. and ST Equipment Inc. (each a subsidiary of MMFX Technologies Corporation).

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

Interest Income Recognition (continued)

The Predecessor Fund’s asset-backed loans typically contain a PIK interest provision.  The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is recorded on the accrual basis to the extent such amounts are expected to be collected.  Some of these loans contain provisions whereby the borrower is allowed to pay the PIK portion of interest on a quarterly basis.  Accrued PIK interest is included in interest receivable in advance of the PIK payment date.  If the borrower elects not to pay the PIK interest on a payment due date, then the accrued PIK interest is added to the principal balance of the loan and included in the cost in the financial statements.  For the periods ended December 31, 2009, 2008 and 2007, approximately $22.6 million, $14.2 million and $0.2 million of interest income was earned from PIK interest.

The Predecessor Fund generally ceases accruing PIK interest if there is insufficient value to support the accrual or if it does not expect the portfolio company to be able to pay all principal and interest due.  The Predecessor Fund’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Predecessor Fund’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Predecessor Fund  in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates.  Based on this and other information, the Predecessor Fund determines whether to cease accruing PIK interest on a loan or debt security.

Loans on Non-Accrual Status

During March 2009, the Predecessor Fund discontinued the accrual of a portion of PIK interest on its loan to Spectrum Global Fund Administration, LLC.  The original cost of this loan was approximately $14.1 million.  The fair value of this loan as of December 31, 2009 was approximately $14.2 million.  PIK interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The PIK interest that was not recognized was approximately $0.5 million through December 31, 2009.

During September 2009, the Predecessor Fund discontinued the accrual of all of the cash interest on its loan to MMFX Steel of Canada, Inc., ST Welland Real Estate Inc., and ST Equipment Inc. (each a subsidiary of MMFX Technologies Corporation).  The original cost of this loan was approximately $25.0 million.  The fair value of this loan as of December 31, 2009 was approximately $25.0 million.  Cash interest on the loan will be accrued only to the extent that it is deemed to be collectible.  The cash interest that was not recognized was approximately $1.4 million through December 31, 2009.

Other Income

We may occasionally earn other income from loan origination fees, amendment fees, prepayment penalties and other lending related charges to our borrowers.  We may also originate or purchase loans which are originally issued at a discount.

Expenses

Base management fee

The Predecessor Fund generally pays a base management fee to the Investment Manager, as compensation for managing the business and affairs of the Predecessor Fund, approximately equal to 0.5% (2% per annum) of limited partners’ capital accounts at the beginning of each calendar quarter.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

Expenses (continued)

Administrative fee

Administrative fees are fees associated with the monthly and annual accounting and reporting to investors in the Predecessor Fund.  This cost is expensed as incurred.

Professional fees and other expenses

Professional fees and other expenses include audit and tax fees, as well as legal fees, valuation fees, loan servicing fees and other fees related to the underwriting, administration and servicing of the investment portfolio.  Legal fees are primarily the fees associated with drafting the loan documents.  Valuation fees are fees incurred for the production of the quarterly independent valuation reports the Investment Manager considers in developing its estimates of the fair value of each investment.  Loan servicing fees relate to the billing and collection of interest and principal payments from each borrower.  Certain of the costs related to the investment portfolio are reimbursed by the borrowers based on the terms of the specific contractual agreements.  Reimbursements received totaled approximately $230,000, $174,000 and $0 for the periods ended December 31, 2009, 2008 and 2007.  Professional fees and other expenses are presented net of these reimbursements.

Interest Expense

Interest expense is the interest incurred by the Predecessor Fund for its borrowings under margin agreements to facilitate the investments in foreign currencies, insurance side-car loans and senior secured rights on revenue loans.  This cost is expensed as incurred.

Income Taxes

The Predecessor Fund is treated as partnership for federal income tax purposes and under the laws of the Cayman Islands, the Predecessor Fund is not subject to income taxes.  For United States income taxes, the Feeder Funds report their share of the Predecessor Fund’s income or loss on their income tax returns, if required to file.

Accordingly, no provision for income taxes has been made in the accompanying financial statements.  The Offshore Feeder Fund’s share of certain United States interest income may be subject to a 30% withholding tax.  Income and losses for tax purposes may differ from the financial statement amounts and may be allocated to the partners on a different basis for tax purposes than for financial statement purposes.  Partners’ capital reflected on the accompanying financial statements does not necessarily represent the partners’ tax bases of their respective interests.

In accordance with U.S. GAAP, the General Partner is required to determine whether a tax position of the Predecessor Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Predecessor Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.  It must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets as of January 1, 2009.  Based on its analysis, the General Partner has determined that the adoption of this policy did not have a material impact on the Predecessor Fund’s financial statements upon adoption.  However, the General Partner’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No interest expense or penalties have been assessed for the years ended December 31, 2009 and 2008 and for the period ended December 31, 2007.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

1.      Nature of operations and summary of significant accounting policies (continued)

Recent Accounting Pronouncements

In July 2009, the Accounting Standards Codification (“ASC”) became the Financial Accounting Standards Board’s (“FASB”) single source of authoritative U.S. accounting and reporting standards applicable to all public and non-public non-governmental entities, superseding existing authoritative principles and related literature.  The adoption of the ASC changed the applicable citations and naming conventions used when referencing generally accepted accounting principles in our financial statements.

In June 2006, The FASB issued new guidance on accounting for uncertainty in income taxes.  The Predecessor Fund adopted this new guidance for the year ended December 31, 2009.  The Predecessor Fund evaluated all tax positions and concluded that there are no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.  Accordingly, adoption had no material impact on the financial statements.

In March 2008, the FASB issued guidance related to disclosures about derivative instruments and hedging activities.  This guidance requires enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance and cash flows.  The Predecessor Fund adopted this guidance in 2009 and the adoption had no material impact on its financial statements.

In April 2009, the FASB issued guidance which addressed concerns that fair value measurements emphasized the use of an observable market transaction even when that transaction may not have been orderly or the market for that transaction may not have been active.  This guidance relates to the following:  (a) determining when the volume and level of activity for the asset or liability has significantly decreased; (b) identifying circumstances in which a transaction is not orderly; and (c) understanding the fair value measurement implications of both (a) and (b).  The Predecessor Fund adopted this new guidance in 2009, and the adoption had no impact on its financial statements.

In June 2009, the FASB issued guidance which modifies certain guidance relating to transfers and servicing of financial assets.  This guidance eliminates the concept of qualifying special purpose entities, provides guidance as to when a portion of a transferred financial asset can be evaluated for sale accounting, provides additional guidance with regard to accounting for transfers of financial assets and requires additional disclosures.  This guidance is effective for us as of January 1, 2010, with adoption applied prospectively for transfers that occur on and after the effective date.  The adoption of this guidance is not expected to have a material impact on the Predecessor Fund’s financial statements.

In February 2010, the FASB issued guidance which amends the existing guidance related to fair value measurements and disclosures.  The amendments will require the following new fair value disclosures:

•	Separate disclosure of the significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers.
•
In the roll forward of activity for Level 3 fair value measurements (significant unobservable inputs), purchases, sales, issuances, and settlements should be presented separately (on a gross basis rather than as one net number).

In addition, the amendments clarify existing disclosure requirements, as follows:

•	Fair value measurements and disclosures should be presented for each class of assets and liabilities within a line item in the balance sheet.
•
Reporting entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.

The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures included in the roll forward of activity for Level 3 fair value measurements, for which the effective date is for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The adoption of this guidance is not expected to have a material impact on the Predecessor Fund’s financial statements.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

2.      Fair value measurements

The Predecessor Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with U.S. GAAP.  See Note 1 for a discussion of the Predecessor Fund’s policies.

The following table presents information about the Predecessor Fund’s assets measured at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Balance as of December 31, 2009
Assets, at fair value
Investments in securities Asset-backed loans	$–	$–	$165,764,659	$165,764,659
Insurance side car loans	–	6,281,870	–	6,281,870
Senior secured rights on revenue loans	–	–	11,074,079	11,074,079
Total investments in securities	–	6,281,870	176,838,738	183,120,608

Derivative contracts	–	–	48,236	48,236
	$–	$6,281,870	$176,886,974	$183,168,844

The following table presents information about the Predecessor Fund’s assets measured at fair value as of December 31, 2008:

	Level 1	Level 2	Level 3	Balance as of December 31, 2008
Assets, at fair value
Investments in securities Asset-backed loans	$–	$–	$151,092,413	$151,091,413
Insurance side car loans	–	14,481,755	–	14,481,755
Senior secured rights on revenue loans	–	–	11,694,468	11,694,468
Total investments in securities	–	14,481,755	162,786,881	177,268,636

Derivative contracts	–	–	30,016	30,016
	$–	$14,481,755	$162,816,897	$177,298,652

Investments in asset-backed loans are loans which are primarily originated by another investment fund managed by the Investment Manager.  These loans are term loans made to corporate borrowers which are senior secured and which are collateralized by assets and equity of the borrowers.  As of December 31, 2009 and 2008, interest rates on these term loans range from 13.5% to 25%.  The interest rates on a majority of these loans are comprised of a combination of current cash interest as well as an accrued PIK interest which becomes due and payable upon the maturity of the loan.  Additionally, these loans have original maturities ranging between 1 to 5 years.

Insurance side-car loans are forms of reinsurance to property and casualty underwriters.  Contractual interest rates are variable based on LIBOR and ranged from 2% to 5%, as of December 31, 2009, and 4% to 10% as of December 31, 2008.  Actual yields are determined by purchase price.  The weighted-average remaining contractual maturities were 0.6 years and 1.5 years at December 31, 2009 and 2008, respectively.

Senior secured rights on revenue loans are structured such that income generated by the licensing of products and intellectual property and underlying collateral flow directly through a special purpose vehicle to pay principal and interest.  Interest rates

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

2.      Fair value measurements (continued)

on these securities range from 8% to 16%, as of December 31, 2009, and 1% to 16%, as of December 31, 2008, while yields are determined by purchase price.  The weighted-average remaining contractual maturities for these investments was 15.4 years and 13.2 years at December 31, 2009 and 2008, respectively.

The following table presents additional information about Level 3 assets measured at fair value.  Both observable and unobservable inputs may be used to determine the fair value of positions that the Predecessor Fund has classified within the Level 3 category.  As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2009 were as follows:

	Level 3
	Beginning Balance January 1, 2009	Realized & Unrealized Gains (Losses)	Purchases, Sales and Settlements	Ending Balance December 31, 2009	Change in Unrealized Gains (Loss) for Investments Still held at December 31, 2009
Assets, at fair value

Investments in securities
Asset-backed loans	$151,092,413	$(3,392,172)	$18,064,418	$165,764,659	$(2,646,909)
Senior secured rights on revenue loans	11,694,468	2,097,926	(2,718,315)	11,074,079	1,891,297
Total investments in securities	162,786,881	(1,294,246)	15,346,103	176,838,738	(755,612)

Derivative contracts	30,016	18,220	–	48,236	29,460
	$162,816,897	$(1,276,026)	$15,346,103	$176,886,974	$(726,152)

Changes in Level 3 assets measured at fair value for the year ended December 31, 2008 were as follows:

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

2.      Fair value measurements (continued)

	Level 3
	Beginning Balance January 1, 2008	Realized & Unrealized Gains (Losses)	Purchases, Sales and Settlements	Ending Balance December 31, 2008	Change in Unrealized Gains for Investments Still held at December 31, 2008
Assets, at fair value

Investments in securities
Asset-backed loans	$17,679,219	$(1,242,660)	$134,655,854	$151,092,413	$(1,242,660)
Senior secured rights on revenue loans	1,747,500	(2,008,109)	11,955,077	11,694,468	(2,008,109)
Total investments in securities	19,426,719	(3,250,769)	146,610,931	162,786,881	(3,250,769)

Derivative contracts	61,226	(31,210)	–	30,016	1,806
	$19,487,945	$(3,281,979)	$146,610,931	$162,816,897	$(3,248,963)

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

2.      Fair value measurements (continued)

Changes in Level 3 assets measured at fair value for the period ended December 31, 2007 were as follows:

	Level 3
	Beginning Balance October 1, 2007 (commencement of operations)	Realized & Unrealized Gains (Losses)	Purchases, Sales and Settlements	Ending Balance December 31, 2007	Change in Unrealized Gains for Investments still held at December 31, 2007
Assets, at fair value

Investments in securities
Asset-backed loans	$–	$–	$17,679,219	$17,679,219	$–
Senior secured rights on revenue loans	–	2,762	1,744,738	1,747,500	2,762
Total investments in securities	–	2,762	19,423,957	19,426,719	2,762

Derivative contracts	–	61,226	–	61,226	25,000
	$–	$63,988	$19,423,957	$19,487,945	$(27,762)

Realized and unrealized gains and losses are included in net (loss) gain on investments in the statements of operations.  The change in unrealized gains related to investments in securities that are still held at December 31, 2009, 2008 and 2007 of $(755,612), $(3,250,769), and $2,762, respectively, are reflected in net change in unrealized appreciation (depreciation) on securities and foreign currencies in the predecessor statements of operations.  The change in unrealized gains related to derivative contracts that are still held at December 31, 2009, 2008 and 2007 of $29,460, $1,806, and $25,000, respectively, are reflected in net gain from derivative contracts in the statements of operations.

3.	Due from/to broker

In the normal course of business, substantially all of the Predecessor Fund’s senior secured rights on revenue loans transactions, insurance side-car loan transactions, money fund balances and security positions are transacted with the Predecessor Fund’s broker, Deutsche Bank Securities Inc. The Predecessor Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Predecessor Fund’s management monitors the financial condition of such broker and does not anticipate any losses from this counterparty.

Amounts due from broker are restricted and serve as deposits for swap transactions.

Amounts due to broker represent margin borrowings that are collateralized by certain securities.  These borrowings bear interest at rates based on fed fund rate plus 75 basis points.  Interest expense related to these borrowings totaled $13,474, $183,851 and $153, 979 for the periods ended December 31, 2009, 2008 and 2007, respectively.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

4.      Derivative contracts

In the normal course of business, the Predecessor Fund enters into transactions involving derivative financial instruments in connection with its investing activities.  These instruments are subject to various risks similar to non-derivative instruments, including market, credit, liquidity, and operational risks.  The Predecessor Fund manages these risks on an aggregate basis along with the risks associated with its investing activities as part of its overall risk management policies.  The Predecessor Fund records its trading-related derivative activities on a fair-value basis.  Derivative contracts are included in the schedule of investments.

Swap contracts

The Predecessor Fund enters into various swap contracts, including credit default swaps and total return swaps in connection with its proprietary trading activity.  Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.

During the term of the swap contract, changes in value are recognized as unrealized gains or losses by marking the contract to market.  Additionally, the Predecessor Fund  records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made at the end of each measurement period, but prior to termination.  Unrealized gains (losses), realized gains (losses) and periodic payments are reflected in net gain (loss) from derivative contracts in the accompanying Predecessor statements of operations.

During the years ended December 31, 2009 and 2008, the Predecessor Fund held a contract for credit default swap and interest rate swap, in which it receives premium payments in exchange for assuming the credit risk of the specified reference entity, and exchange fixed/floating interest rates on the cash collateral.  Under the credit default swap, the counterparty pays a premium to the Predecessor Fund, and the Predecessor Fund agrees to make a payment to compensate the counterparty for losses if the underlying specified reference entity fails to make payments on its equipment capital lease obligations, files for bankruptcy or is reorganized.  In the event that one of these events occurs, the maximum potential amount of future undiscounted payments that the Predecessor Fund would have been required to pay under its credit default swaps sold at December 31, 2009 and 2008 was $3,698,088 and $6,381,485, respectively.  As of December 31, 2009 and 2008, the specified reference entity was in compliance with the terms of its debt agreement and accordingly, the Predecessor Fund reflected the credit default swap at fair value.

During the period ended December 31, 2007, the Predecessor Fund purchased a contract for total return swap, in which it pays or receives a net amount based on the change in the market value of a particular security and a specified notional amount.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

4.      Derivative contracts (continued)

Swap contracts (continued)

The fair value of open swaps reported in the Predecessor statement of financial condition may differ from that which would be realized in the event the Predecessor Fund terminates its position in the contract.  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract.  The loss incurred by the failure of a counterparty is generally limited to the aggregate of the unrealized gain on the swap contracts in an unrealized gain position as well as any collateral posted with the counterparty.  Therefore, the Predecessor Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk.  Additionally, risks may arise from unanticipated movements in the fair value of the underlying securities and the lack of market liquidity to unwind the positions at current values.  As of December 31, 2009, 2008 and 2007, the fair value of the swap reflected on the Predecessor statement of financial condition includes unrealized gain of $31,266, $1,806 and $25,000, respectively, and net interest payment due to the Predecessor Fund of $16,970, $28,210 and $32,226, respectively.

At December 31, 2009 and 2008, the notional value of the derivative contract was $3,698,088 and $6,381,485, respectively.  The cash held as collateral by the counterparty, which can be obtained and liquidated upon occurrence of specified credit event, is $1,664,140 and $ 2,871,668, as of December 31, 2009 and 2008, respectively.  The credit default swap contract is scheduled to terminate upon maturity on April 7, 2011 or at the option of the Predecessor Fund.

The Predecessor Fund has elected not to offset fair value amounts recognized for cash collateral receivable and payable against fair value amounts recognized for net derivative positions executed with the same counterparty under the same master netting arrangement.  At December 31, 2009 and 2008, the Predecessor Fund had cash collateral receivable and payable of $1,664,140 and $2,871,668, respectively, with derivative counterparties under the same master netting arrangement.  At December 31, 2009 and 2008, the cash collateral receivable and payable of $1,664,140 and $2,871,668, respectively, is included in due from broker on the Predecessor statements of financial condition.

Volume of Derivative Activities

At December 31, 2009, the volume of the Predecessor Fund’s derivative activities based on their notional amounts(a) and number of contracts, categorized by primary underlying risk, are as follows:

	Long exposure		Short exposure
	Notional Amounts	Number of contracts	Notional Amounts	Number of contracts
Primary underlying risk
Interest rate
Interest rate swap	$1,664,140	1	$-	-

Credit
Written protection:
Credit default swap	3,698,088	1	-	-
	$5,362,228	2	$-	-

At December 31, 2008, the volume of the Predecessor Fund’s derivative activities based on their notional amounts(a) and number of contracts, categorized by primary underlying risk, are as follows:

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

4.      Derivative contracts (continued)

Volume of Derivative Activities (continued)

	Long exposure		Short exposure
	Notional Amounts	Number of contracts	Notional Amounts	Number of contracts
Primary underlying risk
Interest rate
Interest rate swap	$2,871,668	1	$-	-

Credit
Written protection:
Credit default swap	6,381,485	1	-	-
	$9,253,153	2	$-	-

(a)	Notional amounts are presented net of identical offsetting derivative contracts.

Impact of Derivatives on the Predecessor Statement of Financial Condition and Predecessor Statement of Operations

The following tables identify the fair value amounts of derivative instruments included in the Predecessor statements of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2009 and December 31, 2008.  Balances are presented on a gross basis, prior to the application of the impact of counterparty and collateral netting.  Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of master netting arrangements and have been reduced by the application of cash collateral receivables and payables with its counterparties.  The following tables also identifies the net gain and loss amounts included in the Predecessor statements of operations as net gain from derivative contracts, categorized by primary underlying risk, for the years ended December 31, 2009 and 2008 and for the period ended December 31, 2007.

For the year ended December 31, 2009:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of gain

Interest rate
Interest rate swap	$28,145	$-	$39,128

Credit
Written protection:
Credit default swap	20,091	-	330,168

Gross total	48,236	-	369,296
Less: Master netting arrangements	-	-	-
Less: Cash collateral applied	-	-	-
Total	$48,236	$-	$369,296

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

4.      Derivative contracts (continued)

Impact of Derivatives on the Predecessor Statement of Financial Condition and Predecessor Statements of Operations (continued)

For the year ended December 31, 2008:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of gain
Interest rate
Interest rate swap	$56,789	$-	$66,715

Credit
Written protection:
Credit default swap	-	26,773	313,023

Equity Price
Total return	-	-	172,661

Gross total	56,789	26,773	552,399
Less: Master netting arrangements	(26,773)	(26,773)	-
Less: Cash collateral applied	-	-	-
Total	$30,016	$-	$552,399

For the period ended December 31, 2007:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of gain
Equity Price
Total return	61,226	-	129,620

Gross total	-	-	129,620
Less: Master netting arrangements	-	-	-
Less: Cash collateral applied	-	-	-
Total	$61,226	$-	$129,620

5.      Partners’ capital

In accordance with the limited partnership agreement, profits and losses of the Predecessor Fund are allocated to partners according to their respective interests in the Predecessor Fund.  Subject to certain limitations, generally 20% of the excess of the net capital appreciation allocated to the limited partners is reallocated to the General Partner (the “Incentive Allocation”).  The excess of the net capital appreciation is the net income of the Predecessor Fund, which is net of base management fees.  To the extent that the Predecessor Fund experiences a net loss, the General Partner will not earn an Incentive Allocation until such time as the net loss has been recovered.  Incentive Allocation for the Feeder Funds is calculated in accordance with the Feeder Funds’ offering document and reallocated to the General Partner from the Predecessor Fund.  The Seed Investor is reallocated a portion of Incentive Allocation from the General Partner in accordance with the seed agreement.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Predecessor Fund as specified in the limited partnership agreement.  The General Partner has the ability to waive or reduce the incentive allocation.  The limited partners have no personal liability in their capacity as limited partners for any debt obligation or liability of the Partnership.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

5.      Partners’ capital (continued)

Capital withdrawals payable represent amounts due to partners based on withdrawal effective through December 31, 2009 and December 31, 2008.

The Predecessor Fund suspended subscriptions and redemptions as of December 31, 2009 and accordingly has suspended capital withdrawals and payment of unpaid withdrawal proceeds in the Predecessor Fund as of December 31, 2009.

6.      Related party transactions

The Predecessor Fund pays a base management fee to the Investment Manager, as compensation for managing the business and affairs of the Predecessor Fund, generally equal to 0.5% (2% per annum) of limited partners’ capital accounts at the beginning of each calendar quarter, as defined in the limited partnership agreement. Limited partners who are permitted by the General Partner to contribute capital on the date other than the first day of any calendar quarter will be charged a prorated portion of the base management fee with respect to such contribution.  Certain limited partners have special base management fee, performance arrangements, or redemption rights as provided for in separate agreements. The effective base management fee after giving consideration to separate arrangements that the Predecessor Fund has with certain of its investors was 1.9%, 2.0% and 2.0% for the periods ended December 31, 2009, 2008 and 2007.

The Investment Manager of the Predecessor Fund is also the Investment Manager of the Domestic Feeder Fund and Offshore Feeder Fund.  For the year ended December, 2008 and the period ended December 31, 2007, the Investment Manager received a base management fee from the Domestic Feeder Fund and Offshore Feeder Fund, which is charged at the respective feeder level.

One hundred percent of all financing, break-up and other transaction fees paid to the Investment Manager or any of its affiliates in respect of consummated and unconsummated transactions effected for the Predecessor Fund ‘s account shall offset the base management fee borne by the Predecessor Fund.  For the years ended December 31, 2009 and 2008 and for the period ended December 31, 2007, the base management fee reimbursement totaled $0, $313,791 and $0, respectively.

During the years ended December 31, 2009 and 2008, the Predecessor Fund entered into purchase and sale transactions with affiliate entities which are also managed by the Investment Manager.  Investment purchases and sales with affiliated entities during the year ended December 31, 2009 totaled $6,656,000 and $13,800,000.

During October 2009, the Predecessor Fund subscribed for a limited partnership interest (the “Fund”) in a third party sponsored investment fund for $15.0 million (the “Investment”).  The cash Investment was held in a lock-box account at a bank.  Under the terms of the lock-box arrangement, , of which the Predecessor Fund was not a party, only the Fund was supposed to have access to the cash on deposit in the account.  However, in late October 2009, the Investment Manager determined that the cash in the lock-box account had been withdrawn without proper consent.  Upon learning of the misappropriation, the Investment Manager isolated the claims with respect to Predecessor Fund’s investment and placed them in special liquidation vehicles that were specifically organized by the Investment Manager to pursue recovery of such claims.  The Investment Manager engaged an independent valuation firm to assist in estimating the fair value of this investment at the date of transfer to the special liquidation vehicles. Based on the information available, the Investment Manager estimated the value of this investment to be $13,800,000 as of November 30, 2009, the date of transfer to the liquidation vehicle.  As a result of the transfer of this investment to the special liquidation vehicle, the Predecessor Fund recognized a net realized loss of $1,200,000.

On the date of transfer, the Predecessor Fund exchanged all of its right, title and interest in the investment as well as $250,000 in return for all of the participating interests in White Oak Strategic SRV, L.P., a Delaware limited partnership, and White Oak Strategic SRV, Ltd., a Cayman Islands exempted company (the “Liquidating Vehicle”).  The Liquidating Vehicle is also managed by the Investment Manager of the Predecessor Fund.  The pro rata split between the Liquidating Vehicle was determined proportionate to the holdings of the Predecessor Fund by the Domestic Feeder Fund, the Seed Investor and General Partner, on the one hand, and the Offshore Feeder Fund on the other hand.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

6.      Related party transactions (continued)

On November 30, 2009, the Predecessor Fund  distributed, at fair value, (a) all of participating shares of White Oak Strategic SRV, Ltd. to the Offshore Feeder Fund in the amount of $11,708,124, (b) all of the limited partnership interests of White Oak Strategic SRV, L.P., to the Domestic Feeder Fund and the Seed Investor in the amount of $400,867 and $1,890,941, respectively, and (c) all of the general partnership interest in White Oak Strategic SRV, L.P. to the General Partner in the amount of $50,068.  The amounts were determined based on the partners’ pro rata ownership percentages of the Predecessor Fund.

During 2008, the Predecessor Fund entered into purchase transactions with affiliate entities which are also managed by the Investment Manager.  Total purchases of approximately $28,300,000 were made with these related parties, and there were no sales to affiliated entities during the year ended December 31, 2008.   During the period ended December 31, 2007, the Predecessor Fund did not enter into purchase and sale transactions with affiliate entities.  Transactions with related parties resulted in no net gains or losses.

As of December 31, 2009 and 2008, the capital withdrawals payable to the General Partner were $2,700,000 and $130,000, respectively.

7.      Administrative fee

Spectrum Global Fund Administration, LLC (the “Administrator”) serves as the Predecessor Fund’s Administrator and performs certain administrative and clerical services on behalf of the Predecessor Fund.  As of December 31, 2009, the Company had a loan outstanding to Spectrum Global Fund Administration.  A portion of the PIK interest on the loan to Spectrum Global Fund Administration was on non-accrual as of December 31, 2009.  Effective October 1, 2009, FundAdministration, Inc. serves as an additional administrator for the Predecessor Fund and provides additional independent review of the Predecessor Fund's monthly reporting.

8.      Concentration of credit risk

The Predecessor Fund invests in loans.  Until the loans are sold or matured, the Predecessor Fund is exposed to credit risk relating to whether the borrower will meet its obligation when it comes due.  The largest portfolio company loans vary from year to year as new loans are recorded and loans pay off.  Interest income can fluctuate dramatically when a loan is paid off.  Revenue recognition in any given year can be highly concentrated among a limited number of loans.  At December 31, 2009 and 2008, the Predecessor Fund had seven investments which represented 84% of the total fair value of its investments in securities and each individually represented at least 5% of the total portfolio value.  Five of the seven investments related to the same borrowers at December 31, 2009 and 2008.

For the year ending December 31, 2009, the Predecessor Fund had three investments that each exceeded 10% of total investment income.  These investments represented approximately 58.4% of investment income for the year ended December 31, 2009.  For the year ended December 31, 2008, the Predecessor Fund had three investments that each exceeded 10% of investment income.  These investments represented approximately 51.9% of investment income for year ended December 31, 2008.  For the period ended December 31, 2007, the Predecessor Fund had three investments that each exceeded 10% of investment income.  These investments represented approximately 41.9% of investment income for period ended December 31, 2007.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

9.      Commitments and contingencies

In the normal course of business, the Predecessor Fund may make commitments to follow-on investments in its portfolio companies in accordance with debt terms.  These unused commitments to extend credit, in the form of loans, to a portfolio company expose the Predecessor Fund to off-balance sheet credit risk.  As of December 31, 2009, the Predecessor Fund had no unfunded lending commitments.

As of December 31, 2009, the Predecessor Fund was not a party to any legal proceedings.  However, from time to time, it may be party to certain legal proceedings incidental to the normal course of business including the enforcement of our rights under contracts with our portfolio companies.

10.           Financial highlights

Financial highlights for the years ended December 31, 2009 and 2008 and for the period from October 1, 2007 (commencement of operations) through December 31, 2007 are as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008	October 1, 2007 (commencement of operations) to December 31, 2007
Total return*
Total return before Incentive Allocation to General Partner	14.0%	14.9%	4.0%
Incentive Allocation to General Partner	(3.1)	(2.0)	(1.2)
Net total return	10.9%	12.9%	2.8%

Ratio to average limited partners’ capital*
Expenses (including interest)	2.4%	0.9%	1.2%
Base management fee reimbursement	0.0	(0.2)	(0.0)
Incentive Allocation to General Partner	2.6	2.5	1.5
Expenses and Incentive Allocation to General Partner	5.0%	3.2%	2.7%

Net investment income	13.2%	16.2%	3.3%
Portfolio turnover	30.7%	30.7%	14.5%

Limited partners’ capital, end of the period	$191,729,685	$211,360,469	$39,876,349

*Not annualized for the period from October 1, 2007 (commencement of operations) through December 31, 2007.

Financial highlights are calculated for the limited partner class taken as a whole.  An individual investor’s return and ratios may vary based on different base management fee and incentive allocation arrangements, and the timing of capital transactions.  The net investment income ratio does not reflect the effects of the Incentive Allocation to General Partner.

Net total return is a periodic measure of the Predecessor Fund’s overall change in value and assumes the reinvestment of capital gains distributions, if any.  It also assumes that an initial investment is made at the net asset value calculated on the last business day before the first day of each month in the periods presented above and a redemption at the price calculated on the last business day of each month in the periods presented above.  Under this methodology, the Predecessor Fund determines the monthly net income applicable to the limited partners in the Predecessor Fund, less accrued Incentive Allocations to the General Partner.  This amount is divided by the limited partners’ capital in the Predecessor Fund using the beginning of the month value.  Finally, the Predecessor Fund geometrically links these monthly net total returns to arrive at the total compounded returns for the periods presented above.

Portfolio turnover is a measure of the frequency at which securities are purchased and sold by the Predecessor Fund.  It is determined by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period.

WHITE OAK STRATEGIC MASTER FUND, L.P.

NOTES TO PREDECESSOR FUND FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

11.      Subsequent events

During January 2010, the maturity date of the asset-backed loan that the Predecessor Fund provided to INCA Refining, LLC was extended from March 31, 2009 to June 30, 2011.

During January 2010, MMFX Technologies Corporation and its affiliates filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code and the Companies’ Creditors Arrangement Act in Canada.  During April 2010, the Predecessor Fund invested an additional $1.7 million in a loan to MMFX Borrowers and enhanced its collateral support for the loan.

During March 2010, Cotton Commercial USA, Inc. fully repaid its $4.5 million loan to the Predecessor Fund.

During February 2010, the Predecessor Fund sold its insurance side-car loan to Newton Reinsurance Ltd. resulting in $1 million return of principal.

During March 2010, the Predecessor Fund invested an additional $0.7 million in its existing loan to Northstar Systems International, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and
Stockholders of White Oak Capital Corporation

We have audited the accompanying statement of financial condition of White Oak Capital Corporation (the “Company”) as of November 13, 2009.  This statement of financial position is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this statement of financial position based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial position is free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financing reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit of a statement of financial position includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial position.  An audit of a statement of financial position also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of financial position referred to above presents fairly, in all material respects, the financial position of the Company as of November 13, 2009 in accordance with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
San Francisco, California
April 22, 2010

WHITE OAK CAPITAL CORPORATION
STATEMENT OF FINANCIAL POSITION

November 13, 2009
Assets

Cash	$40
Total assets	$40
Shareholders’ equity
Common shares, $0.01 par value; 1,000 shares authorized; 40 shares issued and outstanding	$-
Additional paid-in capital	40
Total shareholders’ equity	$40

See accompanying notes to White Oak Capital Corporation financial statement

WHITE OAK CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENT

NOVEMBER 13, 2009

1.      Organization and Basis of Presentation

Organization

White Oak Capital Corporation (the “Company”) is a Maryland corporation formed on June 22, 2009 and commenced operations on November 13, 2009.  The Company was formed to acquire the assets of White Oak Strategic Master Fund, L.P. (the “Predecessor Fund”).  The Company is currently managed by White Oak Global Advisors, LLC (the “Investment Manager”).

Upon the anticipated concurrent consummation of (i) the Company’s initial public offering of common stock; and (ii) the issuance of contingent convertible notes to the partners of the Predecessor Fund in exchange for their limited and general partner interest in the underlying assets of the Predecessor Fund, the Company will acquire its initial portfolio consisting of 15 debt investments.

Basis of Presentation

The financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America.

Organization Costs

Organization costs will be borne by the Investment Manager.

2.      Shareholder’s Equity

In connection with its formation, the Company issued 40 common shares for $40 to the managing members of the Investment Manager.  The Company’s common shares are non-convertible.

Other than in connection with the issuance of common shares representing its initial capital and the filing of a Registration Statement with the U.S. Securities and Exchange Commission with respect to the planned initial public offering of its common shares, the Company has not undertaken commercial activities.  No management fees will be paid to the Investment Manager until the commencement of commercial activities.

3.      Income Taxes

The Company intends to file an election to be treated as a BDC under the Investment Company Act of 1940, as amended.  The Company also intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, for our initial taxable year ending December 31, 2010.  So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and
Stockholders of White Oak Capital Corporation

We have audited the accompanying statement of financial condition of White Oak Capital Corporation (the “Company”) as of December 31, 2009 and  November 13, 2009 and the related statements of operations, shareholders’ equity and cash flows for the period from November 13, 2009 (commencement of operations) through December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financing reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of White Oak Capital Corporation as of December 31, 2009 and November 13, 2009 and the results of its operations and its cash flows for the period from November 13, 2009 (commencement of operations) through December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
San Francisco, California
April 22, 2010

WHITE OAK CAPITAL CORPORATION
STATEMENT OF FINANCIAL POSITION

	December 31, 2009	November 13, 2009
Assets

Cash	$8	$40
Total assets	$8	$40
Shareholders’ equity
Common shares, $0.01 par value; 1,000 share authorized; 40 shares issued and outstanding	$-	$-
Additional paid-in capital	40	40
Retained earnings (deficit)	(32)	–
Total shareholders’ equity	$8	$40

See accompanying notes to White Oak Capital Corporation financial statements

WHITE OAK CAPITAL CORPORATION
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 13, 2009
(commencement of operations)
THROUGH DECEMBER 31, 2009

For the Period From November 13, 2009 (commencement of operations) through December 31, 2009
Revenues

Revenue	$-
Total revenues	0
Expenses

Bank service charges	$32
Total expenses	32

Net loss	$(32)

See accompanying notes to White Oak Capital Corporation financial statements

WHITE OAK CAPITAL CORPORATION
STATEMENT OF SHAREHOLDERS’ EQUITY
FOR THE PERIOD FROM NOVEMBER 13, 2009
(commencement of operations)
THROUGH DECEMBER 31, 2009

	Common Stock		Additional Paid-In Capital	Retained Earnings (Deficit)	Total Shareholders’ Equity
	Amount	Shares
Balance at November 13, 2009 (commencement of operations)	$--	-	-	-	-
Issuance of common stock	-	4,000	$40	-	$40
Net loss	-	-	-	$(32)	(32)
Balance at December 31, 2009	-	4,000	$40	$(32)	$8

See accompanying notes to White Oak Capital Corporation financial statements

WHITE OAK CAPITAL CORPORATION
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM NOVEMBER 13, 2009
(commencement of operations)
THROUGH DECEMBER 31, 2009

December 31, 2009
Cash Flow from Operating Activities
$(32)
Net loss	(32)
Cash flows used in operating activities

Cash Flow from Financing Activities
Issuance of common stock	40
Cash flows provided by financing activities	40

Net Change in Cash	8

Cash at Beginning of Period	-

Cash at End of Period	$8

See accompanying notes to White Oak Capital Corporation financial statements

WHITE OAK CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.      Organization and Basis of Presentation

Organization

White Oak Capital Corporation (the “Company”) is a Maryland corporation formed on June 22, 2009 and commenced operations on November 13, 2009.  The Company was formed to acquire the assets of White Oak Strategic Master Fund, L.P. (the “Predecessor Fund”).  The Company is currently managed by White Oak Global Advisors, LLC (the “Investment Manager”).

Upon the anticipated concurrent consummation of (i) the Company’s initial public offering of common stock; and (ii) the issuance of contingent convertible notes to the partners of the Predecessor Fund in exchange for their limited and general partner interest in the underlying assets of the Predecessor Fund, the Company will acquire its initial portfolio consisting of 15 debt investments.

Basis of Presentation

The financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America.

Organization Costs

Organization costs will be borne by the Investment Manager.

2.      Shareholder’s Equity

In connection with its formation, the Company issued 40 common shares for $40 to the managing members of the Investment Manager.  The Company’s common shares are non-convertible.

Other than in connection with the issuance of common shares representing its initial capital and the filing of a Registration Statement with the U.S. Securities and Exchange Commission with respect to the planned initial public offering of its common shares, the Company has not undertaken commercial activities.  No management fees will be paid to the Investment Manager until the commencement of commercial activities.

3.      Income Taxes

The Company intends to file an election to be treated as a Business Development Company (“BDC”) under the 1940 Act.  The Company also intends to elect to be treated as a RIC under Subchapter M of the Code for our initial taxable year ending December 31, 2010.  So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends.

4.      Subsequent Events

In May 2009, the FASB issued guidance relating to accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or available to be issued.  This guidance defines (i) the period after the balance sheet date during which a reporting entity’s management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures an entity should make about events or transactions that occurred after the balance sheet date.  The guidance became effective for the Predecessor Fund during the year ended December 31, 2009.

The Company has evaluated the subsequent events through April 22, 2010, the date on which the financial statements were available for issuance.

____________ Shares

WHITE OAK CAPITAL CORPORATION

Common Stock

PROSPECTUS

Joint Book-Running Managers

J.P. Morgan	UBS Investment Bank	Jefferies & Company

Co-Manager

Stifel Nicolaus

Through and including                                                 (the 25th day after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus.  This is in addition to the dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

Part C — Other Information

Item 25.  Financial Statements and Exhibits

1.	Financial Statements

The following statements of White Oak Strategic Master Fund, L.P. are included in part A of this Registration Statement:

Audited Financial Statements of White Oak Strategic Master Fund, L.P. (Predecessor)

Reports of Independent Registered Public Accounting Firms	F-2

Predecessor Fund Statements of Financial Condition as of December 31, 2009 and 2008	F-4

Predecessor Fund Condensed Schedule of Investments as of December 31, 2009 and 2008	F-5

Predecessor Fund Statements of Operations for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007	F-9

Predecessor Fund Statements of Changes in Partners’ Capital for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007	F-10

Predecessor Fund Statements of Cash Flows for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 (commencement of operations) to December 31, 2007	F-11

Notes to Predecessor Fund Financial Statements	F-13

Audited Statement of Financial Condition of White Oak Capital Corporation

Report of Independent Registered Public Accounting Firm	F-33

Statement of Financial Position as of November 13, 2009 (commencement of operations)	F-34

Notes to Financial Statement	F-35

Audited Financial Statements of White Oak Capital Corporation

Report of Independent Registered Public Accounting Firm	F-36

Statement of Financial Position as of December 31, 2009 and November 13, 2009 (commencement of operations)	F-37

Statement of Operations for the period from November 13, 2009 (commencement of operations) through December 31, 2009	F-38

Statement of Shareholders’ Equity for the period from November 13, 2009 (commencement of operations) through December 31, 2009	F-39

Statement of Cash Flows for the period from November 13, 2009 (commencement of operations) through December 31, 2009	F-40

Notes to Financial Statements	F-41

2.	Exhibits

(a)	Articles of Incorporation**

(b)	Bylaws**

(c)	Not Applicable

(d)	Form of Specimen Stock Certificate**

(e)	Dividend Reinvestment Plan**

(f)	Not Applicable

(g)	Investment Advisory and Management Agreement between the Company and our Investment Advisor**

(h)	Form of Underwriting Agreement between the Company and J.P. Morgan Securities Inc., UBS Securities LLC, Jefferies & Company, Inc. and Stifel, Nicolaus & Company, Incorporated**

(i)	Not Applicable

(j)	Form of Custodian Agreement between the Company and **

(k)(1)	Form of Administration Agreement between the Company and our Investment Advisor**

(k)(2)	Form of Stock Transfer Agency Agreement between the Company and	**

(k)(3)	Form Purchase Agreement For the Purchase of the Interests in the Predecessor Fund**

(k)(4)	Form of Registration Rights Agreement by and between the Company and certain of the Predecessor Fund Investors**

(k)(5)	License Agreement between the Company and our Investment Advisor**

(l)	Opinion and Consent of Venable LLP, special Maryland counsel for the Company**

(m)	Not Applicable

(n)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for the Company*

(n)(2)	Consent of Rothstein Kass & Company, P.C., Independent Registered Public Accounting Firm for the Predecessor Fund*

(n)(3)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for the Predecessor Fund*

(n)(4)	Consents of George M. James, Donald H. Putnam, George L. Lindemann and Karen D. Seitz*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics of the Company**

(r)(2)	Code of Ethics of our Investment Advisor**

* Filed herewith.
** To be filed by amendment.

Item 26.  Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27.  Other Expenses of Issuance and Distribution

SEC registration fee		$14,260
NYSE listing fee	$		*
FINRA filing fee		$20,500
Accounting fees and expenses	$		*
Legal fees and expenses	$		*
Printing and engraving	$		*
Miscellaneous	$		*

Total	$

* To be provided by amendment.

All of the expenses set forth above are estimates and shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control

Not applicable.

Item 29.  Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at April 28, 2010.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS

Common stock, $0.01 par value	4

Item 30.  Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.  Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the “1940 Act.”

Our charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.  The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any.  In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, prior to the completion of this offering we also intend to enter into indemnification agreements with each of our current and future directors and officers and with members of our Investment Advisor’s investment committee. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.  The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our Investment Advisor’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our Investment Advisor’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.  In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of White Oak Advisors’ services under the Investment Advisory and Management Agreement or otherwise as an Investment Advisor of the Registrant.

The underwriters’ agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless the Registrant, its directors and officers, and any person who controls the Registrant within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Registrant or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which our Investment Advisor and each managing director, director or executive officer of our Investment Advisor, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the section entitled “Management.”  Additional information regarding our Investment Advisor and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-70433), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

1	the Registrant, 88 Kearny Street, 4th Floor, San Francisco, California 94108;

2	the Transfer Agent,	,	;

3	the Custodian,	,	; and

4	our Investment Advisor, White Oak Global Advisors, LLC, 88 Kearny Street, 4th Floor, San Francisco, California 94108.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

1.  The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement or (2) the NAV increases to an amount greater than the net proceeds as stated in the prospectus.

2.  The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California, on the 30th day of April, 2010.

White Oak Capital Corporation

By:	/s/ Philip N. Duff
Name: Philip N. Duff
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on April 30, 2010.  This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ Philip N. Duff	Chairman of the Board of Directors and Chief Executive Officer
Name: Philip N. Duff	(Principal Executive Officer)

/s/ Jack Thrift	Chief Operating Officer and interim Chief Financial Officer
Name: Jack Thrift	(Principal Financial Officer)

/s/ Andre A. Hakkak	President and Director
Name: Andre A. Hakkak

/s/ Barbara J. S. McKee	Treasurer, Secretary and Director
Name: Barbara J. S. McKee

INDEX TO EXHIBITS

(a)	Articles of Incorporation**

(b)	Bylaws**

(c)	Not Applicable

(d)	Form of Specimen Stock Certificate**

(e)	Dividend Reinvestment Plan**

(f)	Not Applicable

(g)	Investment Advisory and Management Agreement between the Company and our Investment Advisor**

(h)	Form of Underwriting Agreement between the Company and J.P. Morgan Securities Inc., UBS Securities LLC, Jefferies & Company, Inc. and Stifel, Nicolaus & Company, Incorporated**

(i)	Not Applicable

(j)	Form of Custodian Agreement between the Company and **

(k)(1)	Form of Administration Agreement between the Company and our Investment Advisor**

(k)(2)	Form of Stock Transfer Agency Agreement between the Company and	**

(k)(3)	Form Purchase Agreement For the Purchase of the Interests in the Predecessor Fund**

(k)(4)	Form of Registration Rights Agreement by and between the Company and certain of the Predecessor Fund Investors**

(k)(5)	License Agreement between the Company and our Investment Advisor**

(l)	Opinion and Consent of Venable LLP, special Maryland counsel for the Company**

(m)	Not Applicable

(n)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for the Company*

(n)(2)	Consent of Rothstein Kass & Company, P.C., Independent Registered Public Accounting Firm for the Predecessor Fund*

(n)(3)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for the Predecessor Fund*

(n)(4)	Consents of George M. James, Donald H. Putnam, George L. Lindemann and Karen D. Seitz*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics of the Company**

(r)(2)	Code of Ethics of our Investment Advisor**

*    Filed herewith
** To be filed by amendment